                                                                   EXHIBIT 99.1



                   F A C I L I T Y  L E A S E  A G R E E M E N T

                      MEDITRUST ACQUISITION CORPORATION III

                            (A Delaware Corporation)

                                       as
                                     Lessor

                                       AND

                                ALS LEASING, INC.

          [NC: , IN NORTH CAROLINA D/B/A ALS LEASING (DELAWARE), INC.]


                            (A Delaware Corporation)

                                       as
                                     Lessee

                         Dated As Of November 21, 1997

                             For Premises Located At
                           [FACILITY NAME AND ADDRESS]




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                                TABLE OF CONTENTS

                                                                                                           Page No.
                                                                                                           --------
ARTICLE 1

         LEASED PROPERTY; TERM; EXTENSIONS........................................................................1
         1.1        Leased Property...............................................................................1
         1.2        Term..........................................................................................2
         1.3        Extended Terms................................................................................2

ARTICLE 2

         DEFINITIONS AND RULES OF CONSTRUCTION....................................................................3
         2.1        Definitions...................................................................................3
         2.2        Rules of Construction........................................................................21

ARTICLE 3

         RENT....................................................................................................21
         3.1        Rent for Land, Leased Improvements, Related Rights and Fixtures..............................21
                    3.1.2           Additional Rent..............................................................22
         3.2        Calculation and Payment of Additional Rent; Annual Reconciliation............................22
                    3.2.1           Estimates and Payments.......................................................22
                    3.2.2           Annual Statement.............................................................23
                    3.2.3           Deficits.....................................................................23
                    3.2.4           Overpayments.................................................................23
                    3.2.5           Final Determination..........................................................23
                    3.2.6           Best Efforts To Maximize.....................................................23
         3.3        Confirmation and Audit of Additional Rent....................................................24
                    3.3.1           Maintain Accounting Systems..................................................24
                    3.3.2           Audit By Lessor..............................................................24
                    3.3.3           Deficiencies and Overpayment.................................................24
                    3.3.4           Survival.....................................................................24
         3.4        Additional Charges...........................................................................25
         3.5        Leasing Commitment Fee.......................................................................25
         3.6        Net Lease....................................................................................25
         3.7        No Lessee Termination or Offset..............................................................25
                    3.7.1           No Termination...............................................................25
                    3.7.2           Waiver.......................................................................26
                    3.7.3           Independent Covenants........................................................26
         3.8        Abatement of Rent Limited....................................................................26


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
ARTICLE 4

         IMPOSITIONS; TAXES; UTILITIES; INSURANCE PAYMENTS.......................................................27

         4.1        Payment of Impositions.......................................................................27
                    4.1.1           Lessee To Pay................................................................27
                    4.1.2           Installment Elections........................................................27
                    4.1.3           Returns and Reports..........................................................27
                    4.1.4           Refunds......................................................................28
                    4.1.5           Protest......................................................................28
         4.2        Notice of Impositions........................................................................28
         4.3        Adjustment of Impositions....................................................................28
         4.4        Utility Charges..............................................................................28
         4.5        Insurance Premiums...........................................................................28
         4.6        Deposits.....................................................................................29
                    4.6.1           Lessor's Option..............................................................29
                    4.6.2           Use of Deposits..............................................................29
                    4.6.3           Deficits.....................................................................30
                    4.6.4           Other Properties.............................................................30
                    4.6.5           Transfers....................................................................30
                    4.6.6           Security.....................................................................31
                    4.6.7           Return.......................................................................31
                    4.6.8           Receipts.....................................................................31

ARTICLE 5

         OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
         INSTALLATION, REMOVAL AND REPLACEMENT OF
         PERSONAL PROPERTY.......................................................................................31
         5.1        Ownership of the Leased Property.............................................................31
         5.2        Personal Property; Removal and Replacement of Personal Property..............................32
                    5.2.1           Lessee To Equip Facility.....................................................32
                    5.2.2           Sufficient Personal Property.................................................32
                    5.2.3           Removal and Replacement; Lessor's Option to Purchase.........................32

ARTICLE 6

         SECURITY FOR LEASE OBLIGATIONS..........................................................................33
         6.1        Security for the Lessee's Obligations; Permitted Prior Security Interests....................33
                    6.1.1           Security.....................................................................33
                    6.1.2           Purchase-Money Security Interests and Equipment Leases.......................34
         6.2        Cash Collateral..............................................................................34
                    6.2.1           Cash Collateral..............................................................34
                    6.2.2           Application of Cash Collateral...............................................35



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
                    6.2.3           Replenishment of Cash Collateral.............................................35
         6.3        Guaranty.....................................................................................35

ARTICLE 7

         CONDITION AND USE OF LEASED PROPERTY; MANAGEMENT AGREEMENTS.............................................35
         7.1        Condition of the Leased Property.............................................................35
         7.2        Use of the Leased Property; Compliance; Management...........................................36
                    7.2.1           Obligation to Operate........................................................36
                    7.2.2           Permitted Uses...............................................................36
                    7.2.3           Compliance With Insurance Requirements.......................................36
                    7.2.4           No Waste.....................................................................36
                    7.2.5           No Impairment................................................................37
                    7.2.6           No Liens.....................................................................37
         7.3        Compliance with Legal Requirements...........................................................37
         7.4        Management Agreements........................................................................37

ARTICLE 8

         REPAIRS; RESTRICTIONS...................................................................................38
         8.1        Maintenance and Repair.......................................................................38
                    8.1.1           Lessee's Responsibility......................................................38
                    8.1.2           No Lessor Obligation.........................................................39
                    8.1.3           Lessee May Not Obligate Lessor...............................................40
                    8.1.4           Lessee's Obligation to Perform Upgrade Renovations...........................40
         8.2        Encroachments; Title Restrictions............................................................41

ARTICLE 9

         MATERIAL STRUCTURAL WORK AND CAPITAL ADDITIONS..........................................................42
         9.2        General Provisions as to Capital Additions and Certain Material Structural
                    Work.........................................................................................42
                    9.2.1           No Liens.....................................................................42
                    9.2.2           Lessee's Proposal Regarding Capital Additions and Material
                                    Structural Work..............................................................42
                    9.2.3           Lessor's Options Regarding Capital Additions and Material
                                    Structural Work..............................................................42
                    9.2.4           Lessor May Elect to Finance Capital Additions or Material
                                    Structural Work..............................................................43
                    9.2.5           Legal Requirements; Quality of Work..........................................43
         9.3        Capital Additions and Material Structural Work Financed by Lessor............................43
                    9.3.1           Lessee's Financing Request...................................................43


                    9.3.2           Lessor's General Requirements................................................43
                    9.3.3           Payment of Costs.............................................................45
         9.4        General Limitations..........................................................................45
         9.5        Non-Capital Additions........................................................................46
         9.6        Permitted Work...............................................................................46

ARTICLE 10

         WARRANTIES AND REPRESENTATIONS..........................................................................47
         10.1       Representations and Warranties...............................................................47

                    10.1.1          Existence; Power; Qualification..............................................47
                    10.1.2          Valid and Binding............................................................47
                    10.1.3          Single Purpose...............................................................47
                    10.1.4          No Violation.................................................................47
                    10.1.5          Consents and Approvals.......................................................48
                    10.1.6          No Liens or Insolvency Proceedings...........................................48
                    10.1.7          No Burdensome Agreements.....................................................48
                    10.1.8          Commercial Acts..............................................................49
                    10.1.9          Adequate Capital, Not Insolvent..............................................49
                    10.1.10         Not Delinquent...............................................................49
                    10.1.11         No Affiliate Debt............................................................49
                    10.1.12         Taxes Current................................................................49
                    10.1.13         Financials Complete and Accurate.............................................50
                    10.1.14         Pending Actions, Notices and Reports.........................................50
                    10.1.15         Compliance with Legal and Other Requirements.................................51
                    10.1.16         No Action By Governmental Authority..........................................51
                    10.1.17         Property Matters.............................................................51
                    10.1.18         Third Party Payor Agreements.................................................53
                    10.1.19         Rate Limitations.............................................................53
                    10.1.20         Free Care....................................................................54
                    10.1.21         No Proposed Changes..........................................................54
                    10.1.22         ERISA........................................................................54
                    10.1.23         No Broker....................................................................54
                    10.1.24         No Improper Payments.........................................................54
                    10.1.25         Nothing Omitted..............................................................55
                    10.1.26         No Margin Security...........................................................55
                    10.1.27         No Default...................................................................55
                    10.1.28         Principal Place of Business..................................................55
                    10.1.29         Labor Matters................................................................55
                    10.1.30         Intellectual Property........................................................56
                    10.1.31         Management Agreements........................................................56
                    10.1.32         Fiscal Year..................................................................56
                    10.1.33         Rates........................................................................56
         10.2       Continuing Effect of Representations and Warranties..........................................56


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
ARTICLE 11
         FINANCIAL AND OTHER COVENANTS...........................................................................57
         11.1       Status Certificates..........................................................................57
         11.2       Financial Statements; Reports; Notice and Information........................................57
                    11.2.1          Obligation To Furnish........................................................57
                    11.2.2          Responsible Officer..........................................................61
                    11.2.3          No Material Omission.........................................................61
                    11.2.4          Confidentiality..............................................................61
         11.3       Financial Covenants..........................................................................62
                    11.3.1          Rent Coverage Ratio..........................................................62
                    11.3.2          [Intentionally Omitted]......................................................62
                    11.3.3          [Intentionally Omitted]......................................................62
                    11.3.4          [Intentionally Omitted]......................................................62
                    11.3.5          Current Ratio - Guarantor....................................................62
                    11.3.6          Net Worth of Guarantor After a Permitted Transaction or
                                    Permitted Merger.............................................................63
                    11.3.7          Tangible Net Worth - Guarantor...............................................63
                    11.3.8          No Indebtedness..............................................................63
                    11.3.9          No Guaranties................................................................63
         11.4       Affirmative Covenants........................................................................63
                    11.4.1          Maintenance of Existence.....................................................63
                    11.4.2          Materials....................................................................64
                    11.4.3          Compliance With Legal Requirements And Applicable
                                    Agreements...................................................................64
                    11.4.4          Books And Records............................................................64
                    11.4.5          Participation in Third Party Payor Programs..................................64
                    11.4.6          Conduct of its Business......................................................64
                    11.4.7          Address......................................................................65
                    11.4.8          Subordination of Affiliate Transactions......................................65
                    11.4.9          Inspection...................................................................65
                    11.4.10         Additional Property..........................................................65
                    11.4.11         Acceptable Licensed Operator.................................................66
                    11.4.12         [Intentionally Omitted]......................................................66
         11.5       Additional Negative Covenants................................................................66
                    11.5.1          Restrictions Relating to Lessee..............................................66
                    11.5.2          No Liens.....................................................................67
                    11.5.3          Limits on Affiliate Transactions.............................................68
                    11.5.4          Non-Competition..............................................................68
                    11.5.5          No Default...................................................................69
                    11.5.6          Restrictions Relating to the Guarantor.......................................69

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
                    11.5.7          [Intentionally Omitted]......................................................69
                    11.5.8          ERISA........................................................................70
                    11.5.9          Forgiveness of Indebtedness..................................................70
                    11.5.10         Value of Assets..............................................................70
                    11.5.11         Changes in Fiscal Year and Accounting Procedures.............................70
                    11.5.12         [Intentionally Omitted]......................................................70

ARTICLE 12

         INSURANCE AND INDEMNITY.................................................................................70
         12.1       General Insurance Requirements...............................................................70
                    12.1.1          Types and Amounts of Insurance...............................................71
                    12.1.2          Insurance Company Requirements...............................................72
                    12.1.3          Policy Requirements..........................................................72
                    12.1.4          Notices; Certificates and Policies...........................................73
                    12.1.5          Lessor's Right to Place Insurance............................................73
                    12.1.6          Payment of Proceeds..........................................................74
                    12.1.7          Irrevocable Power of Attorney................................................74
                    12.1.8          Blanket Policies.............................................................74
                    12.1.9          No Separate Insurance........................................................75
                    12.1.10         Assignment of Unearned Premiums..............................................75
         12.2       Indemnity....................................................................................75
                    12.2.1          Indemnification..............................................................75
                    12.2.2          Indemnified Parties..........................................................76
                    12.2.3          Defense of Actions by the Lessee.............................................76
                    12.2.4          Limitation on Lessor Liability...............................................76
                    12.2.5          Risk of Loss.................................................................77

ARTICLE 13

         FIRE AND CASUALTY.......................................................................................77
         13.1       Restoration Following Fire or Other Casualty.................................................77
                    13.1.1          Following Fire or Casualty...................................................77
                    13.1.2          Procedures...................................................................78
                    13.1.3          Disbursement of Insurance Proceeds...........................................79
         13.2       Disposition of Insurance Proceeds............................................................83
                    13.2.1          Proceeds To Be Released to Pay For Work......................................83
                    13.2.2          Proceeds Not To Be Released..................................................83
                    13.2.3          Lessee Responsible for Short-Fall............................................84
         13.3       Tangible Personal Property...................................................................84
         13.4       Restoration of Certain Improvements and the Tangible Personal Property.......................85
         13.5       No Abatement of Rent.........................................................................85
         13.6       Termination of Certain Rights................................................................85


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
         13.7       Waiver.......................................................................................85
         13.8       Application of Rent Loss and/or Business Interruption Insurance..............................85
         13.9       Obligation To Account........................................................................86

ARTICLE 14

         CONDEMNATION............................................................................................86
         14.1       Parties' Rights and Obligations..............................................................86
         14.2       Total Taking.................................................................................86
         14.3       Partial or Temporary Taking..................................................................86
         14.4       Restoration..................................................................................87
         14.5       Award Distribution...........................................................................87
         14.6       Control of Proceedings.......................................................................88

ARTICLE 15

         PERMITTED CONTESTS......................................................................................88
         15.1       Lessee's Right to Contest....................................................................88
         15.2       Lessor's Cooperation.........................................................................89
         15.3       Lessee's Indemnity...........................................................................89

ARTICLE 16

         DEFAULT.................................................................................................89
         16.1       Events of Default............................................................................89
         16.2       Remedies.....................................................................................94
         16.3       Damages......................................................................................96
         16.4       Lessee Waivers...............................................................................96
         16.5       Application of Funds.........................................................................97
         16.6       Intentionally Omitted........................................................................97
         16.7       Lessor's Right to Cure.......................................................................97
         16.8       No Waiver By Lessor..........................................................................98
         16.9       Right of Forbearance.........................................................................98
         16.10      Cumulative Remedies..........................................................................99

ARTICLE 17

         SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER.....................................................99
         17.1       Surrender....................................................................................99
         17.2       Transfer of Permits and Contracts............................................................99
         17.3       No Acceptance of Surrender..................................................................100
         17.4       Holding Over................................................................................100


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
ARTICLE 18

         RIGHT OF FIRST REFUSAL TO PURCHASE THE LEASED PROPERTY.................................................101
         18.1       Right of First Refusal to Purchase the Leased Property......................................101

ARTICLE 19

         SUBLETTING AND ASSIGNMENT..............................................................................102
         19.1       Subletting and Assignment...................................................................102
         19.2       Permitted Subleases.........................................................................102
         19.3       Attornment..................................................................................102

ARTICLE 20

         TITLE TRANSFERS AND LIENS GRANTED BY LESSOR............................................................102
         20.1       No Merger of Title..........................................................................102
         20.2       Transfers By Lessor.........................................................................102
         20.3       Lessor May Grant Liens......................................................................103
         20.4       Subordination and Non-Disturbance...........................................................103

ARTICLE 21

         LESSOR OBLIGATIONS.....................................................................................104
         21.1       Quiet Enjoyment.............................................................................104
         21.2       Memorandum of Lease.........................................................................104
         21.3       Default by Lessor...........................................................................104

ARTICLE 22

         NOTICES................................................................................................105

ARTICLE 23

         LIMITATION OF MEDITRUST LIABILITY......................................................................106

ARTICLE 24

         MISCELLANEOUS PROVISIONS...............................................................................107
         24.1       Broker's Fee Indemnification................................................................107
         24.2       No Joint Venture or Partnership.............................................................107
         24.3       Amendments, Waivers and Modifications.......................................................107
         24.4       Captions and Heading........................................................................108
         24.5       Time is of the Essence......................................................................108


                                      viii


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
         24.6       Counterparts................................................................................108
         24.7       Entire Agreement............................................................................108
         24.8       WAIVER OF JURY TRIAL........................................................................108
         24.9       Successors and Assigns......................................................................109
         24.10      No Third Party Beneficiaries................................................................109
         24.11      Governing Law...............................................................................109
         24.12      General.....................................................................................109
         24.13      Intention of Parties........................................................................110
         24.14      Appraisal...................................................................................110
                    24.14.1         Designation of Appraisers...................................................110
                    24.14.2         Appraisal Process...........................................................110
                    24.14.3         Specific Enforcement and Costs..............................................111

EXHIBIT A - LEGAL DESCRIPTION OF THE LAND.......................................................................113

EXHIBIT B - PERMITTED ENCUMBRANCES..............................................................................114

EXHIBIT C - LIST OF SHAREHOLDERS................................................................................115

EXHIBIT D - NATIONAL ACCOUNTS AND LOCAL DISCOUNTS...............................................................116

EXHIBIT E - OPEN COST REPORTS...................................................................................117

EXHIBIT F - RATE LIMITATIONS....................................................................................118

EXHIBIT G - FREE CARE REQUIREMENTS..............................................................................119

EXHIBIT H - CURRENT RATES.......................................................................................120

EXHIBIT I - RENT COVERAGE RATIO CALCULATION.....................................................................121

EXHIBIT J - [INTENTIONALLY OMITTED].............................................................................122

                            FACILITY LEASE AGREEMENT


This FACILITY LEASE AGREEMENT ("Lease") is dated as of the 21st day of November, 1997, is between MEDITRUST ACQUISITION CORPORATION III ("Lessor"), a Delaware corporation having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02194, and ALS LEASING, INC. [NC ONLY: , IN NORTH CAROLINA D/B/A ALS LEASING (DELAWARE), INC.] ("Lessee"), a Delaware corporation, having its principal office at 450 N. Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005, Attn: Mr. William F. Lasky.


                                    ARTICLE 1

                        LEASED PROPERTY; TERM; EXTENSIONS

        1.1 LEASED PROPERTY. Upon and subject to the terms and conditions hereinafter set forth, the Lessor leases to the Lessee and the Lessee rents and leases from the Lessor all of the Lessor's rights and interests in and to the following real and personal property (collectively, the "Leased Property"):

            (A) the real property described in EXHIBIT A attached hereto (the "Land");

            (B) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines, and parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");

            (C) all easements, rights and appurtenances of every nature and description now or hereafter relating to or benefitting any or all of the Land and the Leased Improvements; and

            (D) all equipment, machinery, building fixtures, and other items of property (whether realty, personalty or mixed), including all components thereof, now or hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tangible Personal Property (as hereinafter defined) which are not permanently affixed to or incorporated in the Leased Property (collectively, the "Fixtures").

            The Leased Property is leased in its present condition, AS IS, without representation or warranty of any kind, express or implied, by the Lessor and subject to: (I) the rights of parties in possession; (II) the existing state of title including all covenants, conditions, Liens (as hereinafter defined) and other matters of record (including, without limitation, the matters set forth in EXHIBIT B); (III) all applicable laws; and (IV) all matters, whether or not of a similar nature, which would be disclosed by an inspection of the Leased Property or by an accurate survey thereof.


            1.2 TERM. The term of this Lease shall consist of: the "Initial Term", which shall commence on November __, 1997 (the "Commencement Date") and end on November __, 2007 (the "Expiration Date"); provided, however, that this Lease may be sooner terminated as hereinafter provided. In addition, the Lessee shall have the option(s) to extend the Term (as hereinafter defined) as provided for in Section 1.3.

            1.3 EXTENDED TERMS. Provided that this Lease has not been previously terminated, and as long as there exists no Lease Default (as hereinafter defined) at the time of exercise and on the last day of the Initial Term or the then current Extended Term (as hereinafter defined), as the case may be, the Lessee is hereby granted the option to extend the Initial Term of this Lease for three (3) additional periods (collectively, the "Extended Terms") as follows: three (3) successive five (5) year periods for a maximum Term, if all such options are exercised, which ends on November __, 2022. The Lessee's extension options shall be exercised by the Lessee by giving written notice to the Lessor of the Lessee's exercise of each such extension at least one hundred eighty
(180) days, but not more than three hundred sixty (360) days, prior to the termination of the Initial Term or the then current Extended Term, as the case may be. The Lessee shall have no right to rescind any such notice once given. The Lessee may not exercise its option for more than one Extended Term at a time. During each effective Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Base Rent (as hereinafter defined) for each such Extended Term shall be adjusted as set forth in Section 3.1.1.


            Notwithstanding anything to the contrary set forth herein, the Lessee's rights to exercise the options granted in this Section 1.3 are subject to the further condition that concurrently with the exercise of any extension option hereunder, the Lessee shall have exercised its option to extend the terms of all of the Group One Acquisition Facility Leases (as defined in the Agreement Regarding Related Lease Transactions) in accordance with the provisions of the Agreement Regarding Related Lease Transactions and the provisions of Section 1.3 of each of the Group One Acquisition Leases.

                                    ARTICLE 2

                      DEFINITIONS AND RULES OF CONSTRUCTION

            2.1 DEFINITIONS. For all purposes of this Lease and the other Lease Documents (as hereinafter defined), except as otherwise expressly provided or unless the context otherwise requires, (I) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and (II) all references in this Lease or any of the other Lease Documents to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease or the other applicable Lease Document.

            ACCEPTABLE LICENSED OPERATOR: Any of (A) the Current Manager, (B) the Lessee, (C) the Guarantor, (D) any Manager of the Facility (pursuant to a Management Agreement approved by the Lessor) that is wholly-owned by Alternative Living Services, Inc. and, during the Term, is engaged in no business or venture other than the ownership and/or operation of any health care facility owned or financed by any Meditrust Entity, or (E) any Sublessee of the Facility (pursuant to a Sublease approved by the Lessor) that is wholly-owned or is controlled by Alternative Living Services, Inc. and, during the Term, is engaged in no business or venture other than the ownership and/or operation of any health care facility owned or financed by any Meditrust Entity.

            ACCOUNTS: As defined in the UCC.

            ACCREDITATION BODY: All Persons having jurisdiction over the accreditation, certification, evaluation or operation of the Facility. The Lessor understands that neither the Lessee nor any Sublessee nor the Facility is currently under the jurisdiction, or is otherwise subject to the rules, of any Accreditation Body and that, accordingly, the provisions of this Lease relating in any way to an Accreditation Body are presently inapplicable to this transaction; however, in the event that at any time during the Term, any of the Lessee, any Sublessee or the Facility falls under the jurisdiction of, or otherwise becomes subject to the rules of, any Accreditation Body, then all such provisions of this Lease and the other Lease Documents relating to an Accreditation Body shall apply with full force and effect.


            [FL ONLY: ADDENDUM TO LEASE: THE ADDENDUM ATTACHED TO THIS LEASE, DATED OF EVEN DATE HEREWITH BY AND BETWEEN THE LESSOR AND THE LESSEE.]


            ADDITIONAL RENT: As defined in Section 3.1.2.

            ADDITIONAL RENT COMMENCEMENT DATE: As defined in Section 3.1.2.

            ADDITIONAL CHARGES: As defined in Section 3.4.

            ADDITIONAL LAND: As defined in Section 9.3.

            AFFILIATE: With respect to any Person (I) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (II) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, or (III) any officer, director, employee, general partner or trustee of such Person, or any other Person controlling, controlled by, or under common control with, such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition and the definition of Acceptable Licensed Operator, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests or other equity interests.

            AFFILIATED PARTY SUBORDINATION AGREEMENT: That certain Affiliated Party Subordination Agreement of even date herewith by and among the Lessee, the Guarantor, and various Affiliates of the Lessor, as may be amended from time to time.

            AGREEMENT REGARDING RELATED LEASE TRANSACTIONS: That certain Agreement Regarding Related Lease Transactions of even date herewith by and among the Lessee, the Lessor and any Related Party that is a party to any Related Lease, as may be amended from time to time. The Lessor and the Lessee anticipate that the Agreement Regarding Related Lease Transactions will be amended from time to time in order, among other things, to (A) include Affiliates of each of the Lessor and the Lessee as parties thereto in connection with future transactions, (B) amend EXHIBITS A and B to the Environmental Indemnity Agreement amending the list of environmental site assessment reports and the list of state and local environmental laws, respectively, in connection with the inclusion of additional facilities, (C) amend SCHEDULES A and B to the Affiliated Party Subordination Agreement to include additional parties as the "Manager" and the "Sublessee" thereto in connection with the inclusion of additional facilities, and (D) include additional facilities within the scope of such related transactions and acknowledge and agree that for all purposes under this Lease such amendments shall be deemed to be included in this definition.

            ANNUAL FACILITY UPGRADE EXPENDITURE: The aggregate amount spent on Upgrade Renovations during any Lease Year.

            APPURTENANT AGREEMENTS: Collectively, all instruments, documents and other agreements that now or hereafter create any utility, access or other rights or appurtenances benefiting or relating to the Leased Property.


            [ARCHITECT'S ASSIGNMENT: THAT CERTAIN ARCHITECT'S CONSENT OF EVEN DATE HEREWITH, WHEREBY THE ARCHITECT CONSENTS TO THE LESSEE'S (OR ITS AFFILIATE'S, AS THE CASE MAY BE) COLLATERAL ASSIGNMENT OF THE ARCHITECT'S CONTRACT.]

            [ARCHITECT'S CONTRACT: THAT CERTAIN ARCHITECT'S CONTRACT ENTERED INTO BY AND BETWEEN THE ARCHITECT AND THE LESSEE (OR ITS AFFILIATE, AS THE CASE MAY BE) FOR ARCHITECTURAL SERVICES RESPECTING THE FACILITY.]


            AWARD: All compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

            BANKRUPTCY CODE: Subsection 365(h) of the United States Bankruptcy Code, 11 U.S.C. ss.365(h), as the same may hereafter be amended and including any successor provision thereto.

            BASE RENT: As defined in Section 3.1.1 and adjusted pursuant to
Section 3.1.1.

            BUSINESS DAY: Any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America, the Commonwealth of Massachusetts, the State or the state in which the Lessor's depository bank is located.


            CAPITAL ADDITIONS: Collectively, all new buildings and additional structures annexed to any portion of any of the Leased Improvements and material expansions of any of the Leased Improvements which are constructed on any portion of the Land during the Term, including, without limitation, the construction of a new wing or new story, the renovation of any of the Leased Improvements on the Leased Property in order to provide a functionally new facility that is needed or used to provide services not previously offered, and any expansion, construction, renovation or conversion or in order to (I) increase the unit capacity of a Facility, (II) change the purpose for which such units are utilized and/or (III) change the utilization of any material portion of any of the Leased Improvements. [THE TERM "CAPITAL ADDITIONS" SHALL EXPRESSLY EXCLUDE THE RENOVATIONS.]


            CAPITAL ADDITION COST: The cost of any Capital Addition made by the Lessee whether paid for by the Lessee or the Lessor. Such cost shall include all costs and expenses of every nature whatsoever incurred directly or indirectly in connection with the development, permitting, construction and financing of a Capital Addition as reasonably determined by, or to the reasonable satisfaction of, the Lessor.

            CASH COLLATERAL: As defined in Section 6.2.1.

            CASH FLOW: The Consolidated Net Income (or Consolidated Net Loss), arising solely from the operation of the Leased Property, before federal and state income taxes for any period plus (I) the amount of the provision for depreciation and amortization actually deducted on the books of the applicable Person for the purposes of computing such Consolidated Net Income (or Consolidated Net Loss) for the period involved, plus (II) Rent and interest on all other payments with respect to all Indebtedness and/or other obligations (including, without limitation, management fees) which are fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement.

            CASUALTY: As defined in Section 13.1.1.

            CHATTEL PAPER: As defined in the UCC.

            CODE: The Internal Revenue Code of 1986, as amended.

            COLLATERAL: All of the property in which security interests are granted to the Lessor and the other Meditrust Entities pursuant to the Lease Documents and the Related Party Agreements to secure the Lease Obligations, including, without limitation, the Cash Collateral and the Receivables.

            COMMENCEMENT DATE: As defined in Section 1.2.

            COMPETITIVE ACTIVITY: As defined in Section 11.5.4.


            [COMPLETION DEADLINE: As defined in the Renovation Escrow
Agreement.]


            CONDEMNATION: With respect to the Leased Property or any interest therein or right accruing thereto or use thereof (I) the exercise by a Condemnor, whether by legal proceedings or otherwise, resulting in a Taking or
(II) a voluntary sale or transfer by the Lessor to any Condemnor, either under threat of Condemnation or Taking or while legal proceedings for a Taking are pending.

            CONDEMNOR: Any public or quasi-public authority, or private corporation or Person, having the power of condemnation.

            CONSOLIDATED AND CONSOLIDATING: When used with reference to any term otherwise defined herein, means such term as applied to the consolidated and consolidating accounts of the relevant Person and its Subsidiaries consolidated in accordance with GAAP.

            CONSOLIDATED FINANCIALS: For any fiscal year or other accounting period for any Person and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.


            [CONSTRUCTION ASSIGNMENT: THAT CERTAIN CONTRACTOR'S CONSENT OF EVEN DATE HEREWITH WHEREBY THE CONTRACTOR CONSENTS TO THE LESSEE'S (OR ITS AFFILIATE'S, AS THE CASE MAY BE) COLLATERAL ASSIGNMENT OF THE CONSTRUCTION CONTRACT.]

            [CONSTRUCTION CONTRACT: THAT CERTAIN CONSTRUCTION CONTRACT ENTERED INTO BY AND BETWEEN THE CONTRACTOR AND THE LESSEE (OR ITS AFFILIATE, AS THE CASE MAY BE) RESPECTING THE CONSTRUCTION OF THE FACILITY.]

            CONSULTANTS: Collectively, the architects, engineers, inspectors, surveyors and other consultants that are engaged from time to time by the Lessor to perform services for the Lessor in connection with this Lease.

            CONSUMER PRICE ADJUSTMENT FACTOR: A fraction, the numerator of which is the Consumer Price Index in effect as of first day of the Lease Year for which the Annual Facility Upgrade Expenditure increase is being calculated and the denominator of which is the Consumer Price Index in effect as of the Commencement Date.

            CONSUMER PRICE INDEX: The Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items-U.S. Cities Average (1982-84=100), published by the Bureau of Labor Statistics, U.S. Department of Labor; provided, that, if the compilation of the Consumer Price Index in its present form and calculated on its present basis is discontinued or transferred to any other Governmental Authority, then, the index most similar to the Consumer Price Index published by the Bureau of Labor Statistics shall be used. If there is no such similar index, a substitute index which is then generally recognized as being similar to the Consumer Price Index shall be used, with such substitute index to be reasonably selected by the Lessor and reasonably approved by the Lessee.


            CONTRACTS: All agreements (including, without limitation, Provider Agreements and Resident Agreements [MN ONLY: EXCLUDE "AND RESIDENT AGREEMENTS"]), contracts, (including without limitation, construction contracts, subcontracts, and architects' contracts,) contract rights, warranties and representations, franchises, and records and books of account benefiting, relating to or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession, or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacement and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by any member of the Leasing Group or entered into by any member of the Leasing Group with any third Person. [MN ONLY: NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, IN NO EVENT SHALL THE TERM "CONTRACTS" INCLUDE ANY RESIDENT AGREEMENTS OR ANY LEASES, SUBLEASES OR OTHER AGREEMENTS OR CONTRACTS WHICH GENERATE ANY INCOME OR PROFITS FROM THE LEASED PROPERTY.]

            [CONVERSION DATE: THE EARLIER TO OCCUR OF (I) THE COMPLETION DEADLINE, (II) THE COMPLETION OF THE RENOVATIONS IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS AND THE RENOVATION ESCROW AGREEMENT AND THE ISSUANCE BY THE APPROPRIATE GOVERNMENTAL AUTHORITIES OF A CERTIFICATE OF OCCUPANCY (OR ITS EQUIVALENT) WITH RESPECT TO THE FACILITY OR (III) THE DATE THAT THE FIRST RESIDENT IS ADMITTED TO THE FACILITY.]


            CURRENT ASSETS: All assets of any Person which would, in accordance with GAAP, be classified as current assets of a Person.

            CURRENT LIABILITIES: All liabilities of any Person which would, in accordance with GAAP, be classified as current liabilities of a Person.

            CURRENT MANAGEMENT AGREEMENT: That certain Management and Operations Agreement of even date herewith by and between the Lessee and the Current Manager.

            CURRENT MANAGER: Alternative Living Services, Inc.

            DATE OF TAKING: The date the Condemnor has the right to possession of the property being condemned.

            DECLARATION: As defined in Article 23.

            DEPOSIT PLEDGE AGREEMENT: The pledge and security agreement so captioned and dated as of even date herewith between the Lessee and the Lessor, as may be amended from time to time.

            DOCUMENTS: As defined in the UCC.

            ENCUMBRANCE: As defined in Section 20.3.

            ENVIRONMENTAL INDEMNITY AGREEMENT: The Amended and Restated Environmental Indemnity Agreement of even date herewith by and among the Lessee, the Guarantor and the Lessor, as may be amended from time to time.

            ENVIRONMENTAL LAWS: As defined in the Environmental Indemnity Agreement.

            ERISA: The Employment Retirement Income Security Act of 1974, as amended.

            [ESCROWED FUNDS: As defined in the Renovation Escrow Agreement.]

            EVENT OF DEFAULT: As defined in Section 16.1.

            EXCESS GROSS REVENUES: Gross Revenues for a calendar year less the Gross Revenues for the immediately preceding calendar year.

            EXCLUDED FACILITIES: As defined in Section 11.5.4.

            EXPIRATION DATE: As defined in Section 1.2.

            EXTENDED TERMS: As defined in Section 1.3.

            FACILITY: The _______________ unit, _______________ bed, fully licensed (to the extent licensing is required by the State) [ASSISTED LIVING AND ALZHEIMER'S DEMENTIA CARE FACILITY] (known for regulatory purposes in the State as a [PERSONAL CARE HOME]) known as _______________ and located in _______________,_______________ County,_______________, on the Land (together with related parking and other amenities).

            FAILURE TO OPERATE: As defined in Section 16.1.

            FAILURE TO PERFORM: As defined in Section 16.1.

            FAIR MARKET ADDED VALUE: The Fair Market Value of the Leased Property (including all Capital Additions) minus the Fair Market Value of the Leased Property determined as if no

            Capital Additions paid for by the Lessee had been constructed.

            FAIR MARKET VALUE OF THE CAPITAL ADDITION: The amount by which the Fair Market Value of the Leased Property upon the completion of a particular Capital Addition exceeds the Fair Market Value of the Leased Property just prior to the construction of the particular Capital Addition.

            FAIR MARKET VALUE OF THE LEASED PROPERTY: The fair market value of the Leased Property, including all Capital Additions, and including the Land and all other portions of the Leased Property, and (A) assuming the same is unencumbered by this Lease, (B) determined in accordance with the appraisal procedures set forth in Section 24.14 or in such other manner as shall be mutually acceptable to the Lessor and the Lessee and (C) not taking into account any reduction in value resulting from any Lien to which the Leased Property is subject and which Lien the Lessee or the Lessor is otherwise required to remove at or prior to closing of the transaction. However, the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment provisions and other terms and conditions of any Lien on the Leased Property which is not so required or agreed to be removed shall be taken into account in determining the Fair Market Value of the Leased Property. The Fair Market Value of the Leased Property shall be determined as the overall value based on due consideration of the "income" approach, the "comparable sales" approach and the "replacement cost" approach.

            FAIR MARKET VALUE OF THE MATERIAL STRUCTURAL WORK: The amount by which the Fair Market Value of the Leased Property upon the completion of any particular Material Structural Work exceeds the Fair Market Value of the Leased Property just prior to the construction of the applicable Material Structural Work.

            FEE MORTGAGE: As defined in Section 20.3.

            FEE MORTGAGEE: As defined in Section 20.3.


            FINANCING PARTY: Any Person who is or may be participating with the Lessor in any way in connection with the financing of any Capital Addition.

            FINANCING STATEMENTS: Uniform Commercial Code financing statements evidencing the security interests granted to the Lessor in connection with the Lease Documents.

            FISCAL QUARTER: Each of the three (3) month periods commencing on January 1st, April 1st, July 1st and October 1st.

            FISCAL YEAR: The twelve (12) month period from January 1st to December 31st.

            FIXTURES: As defined in Section 1.1.

            GAAP: Generally accepted accounting principles, consistently applied throughout the relevant period.

            GENERAL INTANGIBLES: As defined in the UCC.

            GOVERNMENTAL AUTHORITIES: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures, and offices of any nature whatsoever of any government, quasi-government unit or political subdivision, whether with a federal, state, county, district, municipal, city or otherwise and whether now or hereinafter in existence.

            GROSS REVENUES: Collectively, all revenues generated by reason of the operation of the Leased Property (including any Capital Additions), whether or not directly or indirectly received or to be received by the Lessee, including, without limitation, all resident revenues received or receivable for the use of, or otherwise by reason of, all rooms, units and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from the Leased Property and further including, without limitation, except as otherwise specifically provided below, any consideration received under any subletting, licensing, or other arrangements with any Person relating to the possession or use of the Leased Property and all revenues from all ancillary services provided at or relating to the Leased Property; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be excluded or deducted (as the case may be) from such revenues:

            (I) contractual allowances (relating to any period during the Term of this Lease and thereafter until the Rent hereunder is paid in full) for billings not paid by or received from the appropriate Governmental Agencies or Third Party Payors,

            (II)  allowances according to GAAP for uncollectible accounts,

            (III) all proper resident billing credits and adjustments according to GAAP relating to health care accounting,

            (IV) federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the resident or other recipient of such services or goods, whether included in the billing or stated separately, and

            (V)   deposits refundable to residents of the Facility.

            To the extent that the Leased Property is subleased or occupied by an Affiliate of the Lessee, Gross Revenues calculated for all purposes of this Lease (including, without limitation, the determination of the Additional Rent payable under this Lease) shall include the Gross Revenues of such Sublessee with respect to the premises demised under the applicable Sublease (i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the Leased Property) and the rent received or receivable from such Sublessee pursuant to such Subleases shall be excluded from Gross Revenues for all such purposes. As to any Sublease between the Lessee and a non- Affiliate of the Lessee, only the rental actually received by the Lessee from such non-Affiliate shall be included in Gross Revenues.

            GROUP ONE ACQUISITION TRANSACTION DOCUMENTS: As defined in the Agreement Regarding Related Lease Transactions.

            GROUP TWO ACQUISITION TRANSACTION DOCUMENTS: As defined in the Agreement Regarding Related Lease Transactions.

            GROUP THREE ACQUISITION TRANSACTION DOCUMENTS: As defined in the Agreement Regarding Related Lease Transactions.

            GUARANTOR: Alternative Living Services, Inc. and its successors and assigns.

            GUARANTY: The Guaranty of even date herewith executed by Guarantor in favor of the Lessor, relating to the Lease Obligations, as may be amended from time to time.

            HAZARDOUS SUBSTANCES: As defined in the Environmental Indemnity Agreement.

            IMPOSITIONS: Collectively, all taxes (including, without limitation, all capital stock and franchise taxes of the Lessor, all ad valorem, property, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water and sewer rents, water charges or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), transfer taxes and recordation taxes imposed as a result of the conveyance of the Land to the Lessor (and/or the conveyance of the Leased Property to the Lessee pursuant to the terms of this Lease), this Lease or any extensions hereof, and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of either or both of the Leased Property and the Rent (including all interest and penalties thereon due to any failure in payment by the Lessee), which at any time prior to, during or in respect of the Term hereof and thereafter until the Leased Property is surrendered to the Lessor as required by the terms of this Lease, may be assessed or imposed on or in respect of or be a Lien upon (A) the Lessor or the Lessor's interest in the Leased Property, (B) the Leased Property or any rent therefrom or any estate, right, title or interest therein, or (C) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the leasing or use of the Leased Property. Notwithstanding the foregoing, nothing contained in this Lease shall be construed to require the Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on the Lessor or any other Person, except the Lessee or its successors,
(2) any net revenue tax of the Lessor or any other Person, except the Lessee and its successors, (3) any tax imposed with respect to the sale, exchange or other disposition by the Lessor of the Leased Property or the proceeds thereof, (4) any tax imposed with respect to any Fee Mortgage or any Fee Mortgagee, (5) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property, or (6) any portion of assessments which are assessed during the Term of this Lease and amortized over a period which extends beyond the Term of this Lease provided the Lessee (and not the Lessor) shall be responsible for that portion of the amortized assessment due and owing during the Term and any and all finance charges and/or penalties which accrue as a result of amortizing any such assessments, including, without limitation, any finance charges and/or penalties (other than penalties which accrue as a result of late payment after the expiration of the Term of this Lease) which accrue after the expiration of the Term of this Lease; provided, however, the provisos set forth in clauses (1) and (2) of this sentence shall not be applicable to the extent that any tax, assessment, tax levy or charge which the Lessee is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof. In computing the amount of any franchise tax or capital stock tax which may be or become an Imposition, the amount payable by the Lessee shall be equitably apportioned based upon all properties owned by the Lessor that are located within the particular jurisdiction subject to any such tax.

            INDEBTEDNESS: The total of all obligations of a Person, whether current or long-term, which in accordance with GAAP, would be included as liabilities upon such Person's balance sheet at the date as of which Indebtedness is to be determined.

            INDEMNIFIED PARTIES: As defined in Section 12.2.2.

            INDEX: The rate of interest of actively traded marketable United States Treasury Securities bearing a fixed rate of interest adjusted for a constant maturity of ten (10) years as calculated by the Federal Reserve Board.

            INITIAL TERM: As defined in Section 1.2.

            INSTRUMENTS: As defined in the UCC.

            INSURANCE REQUIREMENTS: All terms of any insurance policy required by this Lease, all requirements of the issuer of any such policy with respect to the Leased Property and the activities conducted thereon and the requirements of any insurance board, association or organization or underwriters' regulations pertaining to the Leased Property.

            JCAHO: The Joint Commission on Accreditation of Health Care Organizations.

            LAND: As defined in Article 1.

            LEASE: As defined in the preamble of this Lease.

            LEASE DEFAULT: The occurrence of any default or breach of condition continuing beyond any applicable notice and/or grace and/or cure periods under this Lease and/or any of the other Lease Documents.


            LEASE DOCUMENTS: Collectively, this Lease, the Guaranty, the Security Agreement, the Deposit Pledge Agreement, the Pledge Agreement[, THE RENOVATION ESCROW AGREEMENT], the Agreement Regarding Related Lease Transactions, [THE CONSTRUCTION ASSIGNMENT, THE ARCHITECT'S ASSIGNMENT,] the Permits Assignment, the Financing Statements, the Affiliated Party Subordination Agreement, the Environmental Indemnity Agreement, the other Facility Lease Agreements referred to in the Agreement Regarding Related Transactions, and any and all other instruments, documents, certificates or agreements now or hereafter (I) executed or furnished by any member of the Leasing Group in connection with the transactions evidenced by this Lease and/or any of the foregoing documents and/or (II) evidencing or securing any of the Lessee's obligations relating to the Leased Property[, INCLUDING, WITHOUT LIMITATION, THE LESSEE'S OBLIGATIONS HEREUNDER AND/OR UNDER THE RENOVATION ESCROW AGREEMENT].


            LEASE OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Lessor's obligations) under this Lease and the other Lease Documents.

            LEASE YEAR: A twelve-month period ending on December 31 of each year; provided, that the first Lease Year shall begin on the Commencement Date and shall end on December 31, 1997.

            LEASED IMPROVEMENTS:  As defined in Article 1.

            LEASED PROPERTY:  As defined in Article 1.


            LEASING COMMITMENT FEE: ____________________ AND __/100 DOLLARS ($_______________). [MMI: PLEASE PROVIDE.]

            LEASING GROUP: Collectively, the Lessee, the Guarantor, any Sublessee which is an Affiliate of the Lessee or the Guarantor and any Manager which is an Affiliate of the Lessee or the Guarantor.

            LEGAL REQUIREMENTS: Collectively, all statutes, ordinances, by-laws, codes, rules, regulations, restrictions, orders, judgments, decrees and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision, and other land use and assisted living licensing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any Governmental Authority, Accreditation
Body or Third Party Payor affecting any member of the Leasing Group and relating to the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in connection with the Leased Property, including, without limitation, any of the foregoing which may
(I) require repairs, modifications or alterations in or to the Leased Property,
(II) in any way affect (adversely or otherwise) the use and enjoyment of the Leased Property or (III) require the assessment, monitoring, clean-up, containment, removal, remediation or other treatment of any Hazardous
Substances on, under or from the Leased Property. Without limiting the foregoing, the term Legal Requirements includes all Environmental Laws and shall also include all Permits and Contracts issued or entered into by any Governmental Authority, any Accreditation Body and/or any Third Party Payor and all Permitted Encumbrances, but shall exclude any non-binding or non-mandatory rules or guidelines promulgated by an Accreditation Body or Third Party Payor.

         LESSEE: As defined in the preamble of this Lease and its successors and assigns.

         LESSEE'S ELECTION NOTICE:  As defined in Section 14.3.

         LESSOR: As defined in the preamble of this Lease and its successors and assigns.

         LIEN: With respect to any real or personal property, any mortgage, deed of trust, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

         LIMITED PARTIES: As defined in Section 11.5.4; provided, however, in no event shall the term Limited Parties include any Person in its capacity as a shareholder of a public entity, unless such shareholder is a member of the Leasing Group or an Affiliate of any member of the Leasing Group.

         MANAGED CARE PLANS: All health maintenance organizations, preferred provider organizations, individual practice associations, competitive medical plans, and similar arrangements.

         MANAGEMENT AGREEMENT: Any agreement, whether written or oral, between the Lessee or any Sublessee and any other Person pursuant to which the Lessee or such Sublessee provides any payment, fee or other consideration to any other Person to operate or manage the Facility.

         MANAGER: Any Person who has entered into a Management Agreement with the Lessee or any Sublessee.

         MATERIAL STRUCTURAL WORK: [EXCLUDING RENOVATIONS,] any (I) structural alteration, (II) structural repair or (III) structural renovation to the Leased Property that would require (A) the design and/or involvement of a structural engineer and/or architect and/or (B) the issuance of a Permit.

         MEDICAID: The medical assistance program established by Title XIX of the Social Security Act (42 USC ss.ss.1396 et seq.) and any statute succeeding thereto.

         MEDICARE: The health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC ss.ss.1395 et seq.) and any statute succeeding thereto.

         MEDITRUST:  As defined in Article 23.

         MEDITRUST/ALS TRANSACTION DOCUMENTS: As defined in the Agreement Regarding Related Lease Transactions, including Meditrust/ALS Transaction Documents which are by implication added to, or deleted from, such definition as EXHIBITS A, B, C OR D to the Agreement Regarding Related Lease Transactions are amended or modified from time to time in order to reflect the addition of facilities or the removal of one or more facilities.

         MEDITRUST ENTITIES: Collectively, Meditrust, the Lessor and any other Affiliate of the Lessor which may now or hereafter be a party to any Related Party Agreement.

         MEDITRUST INVESTMENT: The sum of (I) the Original Meditrust Investment plus (II) the aggregate amount of all Subsequent Investments.

         MONTHLY DEPOSIT DATE:  As defined in Section 4.6.1.

         NET INCOME (OR NET LOSS): The net income (or net loss, expressed as a negative number) of a Person for any period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

         OBLIGATIONS: Collectively, the Lease Obligations and the Related Party Obligations.

         OFFER:  As defined in Section 18.1.

         OFFERED PROPERTY:  As defined in Section 18.1.

         OFFICER'S CERTIFICATE: A certificate of the Lessee signed on behalf of the Lessee by the Chairman of the Board of Directors, the President, any Vice President or the Treasurer of the Lessee, or another officer authorized to so sign by the Board of Directors or By-Laws of the Lessee, or any other Person whose power and authority to act has been authorized by delegation in writing by any of the Persons holding the foregoing offices.

         ORIGINAL MEDITRUST INVESTMENT:  ____________________ AND __/100 DOLLARS

($---------------).

         OTHER PERMITTED USES: To the extent the Lessee elects, in its sole discretion, to engage in same and then only if permitted under Legal Requirements and so long as the same do not detract in any material manner from the Primary Intended Use, (I) medical or dental offices or clinics, (II) medical or dental laboratories, (III) day care center, (IV) hospitals, (V) pharmacy, (VI) medical services and physical therapy, (VII) florists and card shops which do not have a separate entrance, (VIII) ancillary parking, (IX) beauty salons, and (X) other similar ancillary uses currently being conducted at the Facility.

         OVERDUE RATE: On any date, a rate of interest per annum equal to the greater of: (I) a variable rate of interest per annum equal to one hundred twenty percent (120%) of the Prime Rate, or (II) eighteen percent (18%) per annum; provided, however, in no event shall the Overdue Rate be greater than the maximum rate then permitted under applicable law to be charged by the Lessor.

         PBGC:  Pension Benefit Guaranty Corporation.

         PERMITS: Collectively, all permits, licenses, approvals, qualifications, rights, variances, permissive uses, accreditations, certificates, certifications, consents, agreements, contracts, contract rights, franchises, interim licenses, permits and other authorizations of every nature whatsoever required by, or issued under, applicable Legal Requirements benefiting, relating or affecting the Leased Property or the construction, development, maintenance, management, use or operation thereof, or the operation of any programs or services in conjunction with the Leased Property and all renewals, replacements and substitutions therefor, now or hereafter required or issued by any Governmental Authority, Accreditation Body or Third Party Payor to any member of the Leasing Group, or maintained or used by any member of the Leasing Group, or entered into by any member of the Leasing Group with any third Person.

         PERMITS ASSIGNMENT: The Collateral Assignment of Permits, Licenses and Contracts of even date herewith granted by the Lessee to the Lessor, as may be amended from time to time.

         PERMITTED ENCUMBRANCES:  As defined in Section 10.1.17.

         PERMITTED PRIOR SECURITY INTERESTS:  As defined in Section 6.1.2.

         PERSON: Any individual, corporation, general partnership, limited partnership, joint venture, stock company or association, company, bank, trust, trust company, land trust, business trust, unincorporated organization, unincorporated association, Governmental Authority or other entity of any kind or nature.

         PLANS AND SPECIFICATIONS: [WITH RESPECT TO THE RENOVATIONS, AS DEFINED IN THE RENOVATION ESCROW AGREEMENT AND, WITH RESPECT TO WORK REQUIRED AS A RESULT OF A CASUALTY,] as defined in Section 13.1.2.

         PLEDGE AGREEMENT: The Amended and Restated Stock Pledge Agreement of even date herewith by and among the Guarantor, the Lessee and the Lessor, as may be amended from time to time.

         PRIMARY INTENDED USE: The use of the Facility as an [ASSISTED LIVING AND ALZHEIMER'S DEMENTIA CARE] facility (known for regulatory purposes in the State as a personal care home) with __________ licensed [ASSISTED LIVING UNITS AND/OR ALZHEIMER'S DEMENTIA CARE] units and __________ beds and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto.


         PRIME RATE: The variable rate of interest per annum from time to time announced by the Reference Bank as its prime rate of interest and in the event that the Reference Bank no longer announces a prime rate of interest, then the Prime Rate shall be deemed to be the variable rate of interest per annum which is the prime rate of interest or base rate of interest from time to time announced by any other major bank or other financial institution reasonably selected by the Lessor.

         PRINCIPAL PLACE OF BUSINESS:  As defined in Section 10.1.28.

         PROCEEDS:  As defined in the UCC.

         PROVIDER AGREEMENTS: All participation, provider and reimbursement agreements or arrangements now or hereafter in effect for the benefit of the Lessee or any Sublessee in connection with the operation of the Facility relating to any right of payment or other claim arising out of or in connection with the Lessee's or such Sublessee's participation in any Third Party Payor Program.

         PURCHASER:  As defined in Section 11.5.4.

         RECEIVABLES: Collectively, all (I) Instruments, Documents, Accounts, Proceeds, General Intangibles and Chattel Paper and (II) rights to payment for goods sold or leased or services rendered by the Lessee or any other party in connection with the operation of the Facility, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness.

         REFERENCE BANK:  Fleet Bank of Connecticut, N.A.

         RELATED LEASES: Collectively, those Facility Leases relating to each of the facilities listed on EXHIBITS A, B AND C of the Agreement Regarding Related Lease Transactions, as such exhibits may be amended or modified from time to time in order to reflect the addition of facilities or the removal of one or more facilities.

         RELATED PARTIES: Collectively, each Person that may now or hereafter be a party to any Related Party Agreement other than the Meditrust Entities.

         RELATED PARTY AGREEMENT: Any agreement, document or instrument now or hereafter evidencing or securing any Related Party Obligation, including, without limitation, the Related Leases and any agreements listed in Schedule 2.6 of the Security Agreement.

         RELATED PARTY DEFAULT: The occurrence of a default or breach of condition continuing beyond the expiration of any applicable notice and grace and cure periods, if any, under the terms of any Related Party Agreement.

         RELATED PARTY OBLIGATIONS: Collectively, all indebtedness, covenants, liabilities, obligations, agreements and undertakings due to, or made for the benefit of, the Lessor or any of the other Meditrust Entities by the Lessee or any other member of the Leasing Group or any of their respective Affiliates; whether such indebtedness, covenants, liabilities, obligations, agreements and/or undertakings are direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint, several or joint and several, primary or secondary, now existing or hereafter arising, including, without limitation, the obligations set forth under the Meditrust/ALS Transaction Documents.


         [RENOVATION ESCROW AGREEMENT: That certain Renovation Escrow Agreement of even date herewith by and between the Lessor and the Lessee.]

         [RENOVATIONS: As defined in the Renovation Escrow Agreement.]


         RENT: Collectively, the Base Rent, the Additional Rent, the Additional Charges and all other sums payable under this Lease and the other Lease Documents.

         RENT ADJUSTMENT DATE: The first day of each Extended Term.

         RENT ADJUSTMENT RATE: Three hundred thirty (330) basis points over the Index.

         RENT COVERAGE RATIO: The ratio of (I) Cash Flow for each applicable period to (II) the total of all Rent paid or payable during such period or accrued for such period.

         RENT INSURANCE PROCEEDS: As defined in Section 13.8.

         RESIDENT AGREEMENTS: Collectively, all Subleases now or hereafter executed or entered into by or on behalf of any Person allowing such Person to reside at the Facility.

         RETAINAGE: As defined in Section 13.1.3.

         RIGHT OF FIRST REFUSAL: As defined in Section 18.1.

         SECURITY AGREEMENT: The Security Agreement as of even date herewith between the Lessee and the Lessor, as may be amended from time to time.

         STATE: The state or commonwealth in which the Leased Property is located.

         STATED AMOUNT: An amount equal to three (3) months Base Rent during the first Lease Year.

            SUBLEASE: Collectively, all subleases, licenses, use agreements, concession agreements, tenancy at will agreements, rentals of other facilities of the Leased Property and all other occupancy agreements of every kind and nature (including all Resident Agreements), whether oral or in writing, now in existence or subsequently entered into by the Lessee, encumbering or affecting the Leased Property.

            SUBLESSEE: Any sublessee, licensee, concessionaire, tenant or other occupant under any of the Subleases, but excluding any resident of the Facility under any Resident Agreement.

            SUBSEQUENT INVESTMENTS: The aggregate amount of all sums expended and liabilities incurred by the Lessor in connection with Capital Additions.

            SUBSIDIARY OR SUBSIDIARIES: With respect to any Person, any corporation or other entity of which such Person, directly, or indirectly, through another entity or otherwise, owns, or has the right to control or direct the voting of, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances).

            TAKING: A taking or voluntary conveyance during the Term of the Leased Property, or any interest therein or right accruing thereto, or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property.

            TANGIBLE NET WORTH: An amount determined in accordance with GAAP equal to the total assets of any Person, excluding the total intangible assets of such Person, minus the total liabilities of such Person. Total intangible assets shall be deemed to include, but shall not be limited to, the excess of cost over book value of acquired businesses accounted for by the purchase method, formulae, trademarks, trade names, patents, patent rights and deferred expenses (including, but not limited to, unamortized debt discount and expense, organizational expense and experimental and development expenses).

            TANGIBLE PERSONAL PROPERTY: All vehicles, machinery, equipment, furniture, furnishings, movable walls or partitions, computers or trade fixtures, goods, inventory, supplies, and other personal property owned or leased (pursuant to equipment leases) by the Lessee and used in connection with the operation of the Leased Property.

            TERM: Collectively, the Initial Term and each Extended Term which has become effective pursuant to Section 1.3, as the context may require, unless earlier terminated pursuant to the provisions hereof.

            THIRD PARTY PAYOR PROGRAMS: Collectively, all third party payor programs in which the Lessee or any Sublessee presently or in the future may participate, including without limitation, Medicare, Medicaid, Blue Cross and/or Blue Shield, Managed Care Plans, other private insurance plans and employee assistance programs.

            THIRD PARTY PAYORS: Collectively, Medicare, Medicaid, Blue Cross and/or Blue Shield, private insurers and any other Person which presently or in the future maintains Third Party Payor Programs.

            UCC: The Uniform Commercial Code as in effect from time to time in the State.

            UNAVOIDABLE DELAYS: Delays due to strikes, lockouts, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto.

            UNITED STATES TREASURY SECURITIES: The uninsured treasury securities issued by the United States Federal Reserve Bank.

            UNSUITABLE FOR ITS PRIMARY INTENDED USE: As used anywhere in this Lease, the term "Unsuitable For Its Primary Intended Use" shall mean that, by reason of Casualty, or a partial or temporary Taking by Condemnation, as jointly determined by the Lessor and the Lessee in good faith, the Facility cannot be operated on a commercially practicable basis for the Primary Intended Use, taking into account, among other relevant factors, the number of usable units affected by such Casualty or partial or temporary Taking.

            UPGRADE RENOVATIONS: As defined in Section 8.1.4.

            WORK: As defined in Section 13.1.1.

            WORK CERTIFICATES: As defined in Section 13.1.3.

            2.2 RULES OF CONSTRUCTION. The following rules of construction shall apply to the Lease and each of the other Lease Documents: (A) references to "herein", "hereof" and "hereunder" shall be deemed to refer to this Lease or the other applicable Lease Document, and shall not be limited to the particular text or section or subsection in which such words appear; (B) the use of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require; (C) references to the Lessor's attorneys shall be deemed to include, without limitation, special counsel and local counsel for the Lessor; (D) reference to attorneys' fees and expenses shall be deemed to include only actual attorneys' fees reasonably incurred and only actual costs reasonably incurred for administrative, paralegal and other support staff; (E) references to Leased Property shall be deemed to include references to all of the Leased Property and references to any portion thereof; (F) references to the Lease Obligations shall be deemed to include references to all of the Lease Obligations and references to any portion thereof; (G) references to the Obligations shall be deemed to include references to all of the Obligations and references to any portion thereof; (H) the term "including", when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including"

(whether or not non- limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all of the items or matters that could reasonably fall within the broadest scope of the general statement; (I) any requirement that financial statements be Consolidated in form shall apply only to such financial statements as relate to a period during any portion of which the relevant Person has one or more Subsidiaries; (J) all accounting terms not specifically defined in the Lease Documents shall be construed in accordance with GAAP; and (K) all exhibits annexed to any of the Lease Documents as referenced therein shall be deemed incorporated in such Lease Document by such annexation and/or reference.

                                    ARTICLE 3

                                      RENT

            3.1 RENT FOR LAND, LEASED IMPROVEMENTS, RELATED RIGHTS AND FIXTURES. The Lessee will pay to the Lessor, in lawful money of the United States of America, at the Lessor's address set forth herein or at such other place or to such other Person as the Lessor from time to time may designate in writing not less than five (5) Business Days in advance, rent for the Leased Property, as follows.


                 3.1.1 BASE RENT: The Lessee shall pay to the Lessor, commencing on __________ __, 1997, a base rent (the "Base Rent") equal to (I) ____________________ AND __/100 DOLLARS ($_______________) per annum, payable in advance in equal, consecutive monthly installments, provided that from the date hereof through November 30, 1997 the Lessee shall pay to the Lessor a prorated portion of the Base Rent; and provided further that on each Rent Adjustment Date, the Base Rent shall be adjusted to equal the greater of (X) the then current Base Rent or (Y) an amount equal to the Meditrust Investment multiplied by the Rent Adjustment Rate then in effect on such Rent Adjustment Date.

                 3.1.2 ADDITIONAL RENT. In addition to the Base Rent, the Lessee shall pay to the Lessor additional rent (the "Additional Rent") which shall equal, in each calendar year during the Term, the sum of (a) the Additional Rent payable with respect to the immediately preceding calendar year plus (b) twelve percent (12%) of Excess Gross Revenues for the then current calendar year. Additional Rent shall accrue commencing on December 1, 1998, and shall be payable during the Term, quarterly in arrears, commencing on April 20, 1999 ("Additional Rent Commencement Date") and there shall be an annual reconciliation as provided in Section 3.2 below. Notwithstanding the foregoing, in no event shall any increase to the Additional Rent for any calendar year exceed two and one-half percent (2.5%) of the total of Base Rent and Additional Rent payable with respect to the immediately preceding calendar year.

         Additional Rent payable hereunder for any fractional calendar year shall be prorated so that such Additional Rent shall equal the product of (x) the Additional Rent payable with respect to the immediately preceding calendar year plus an amount equal to twelve percent (12%) of the annualized Excess Gross Revenues for the applicable fractional calendar year multiplied by (y) a fraction (the "Proration Factor"), the numerator of which is the number of days in the applicable fractional calendar year and the denominator of which is 365; provided, however, that, in no event shall the Additional Rent payable during (a) the calendar year in which the Additional Rent Commencement Date occurs exceed the product of two and one-half percent (2.5%) of the total of Base Rent payable with respect to the immediately preceding calendar year multiplied by the applicable Proration Factor and (b) any other fractional calendar year increase by more than the product of two and one-half percent (2.5%) of the total of Base Rent and Additional Rent payable with respect to the immediately preceding calendar year multiplied by the applicable Proration Factor.

      3.2 CALCULATION AND PAYMENT OF ADDITIONAL RENT; ANNUAL RECONCILIATION.

          3.2.1 ESTIMATES AND PAYMENTS. Commencing on January 1, 1998, Additional Rent to be paid during each calendar year during the Term shall be paid quarterly in arrears (in equal installments on the 20th day of April, July, October and January) based on the actual increase in Gross Revenues over the comparable fiscal quarter for the immediately preceding calendar year, to be adjusted at the end of each such year based on the actual Excess Gross Revenues calculated for that calendar year. Additional Rent due for any portion of any calendar year shall be prorated accordingly.

          3.2.2 ANNUAL STATEMENT. In addition, on or before the first day of April of each year following any calendar year for which Additional Rent is payable hereunder, the Lessee shall deliver to the Lessor an Officer's Certificate, reasonably acceptable to the Lessor and certified by the chief financial officer of the Lessee, setting forth the Gross Revenues for the immediately preceding calendar year.

          3.2.3 DEFICITS. If the Additional Rent, as finally determined for any calendar year (or portion thereof), exceeds the sum of the quarterly payments of Additional Rent previously paid by the Lessee with respect to said calendar year, within thirty (30) days after such determination is required to be made hereunder, the Lessee shall pay such deficit to the Lessor and, if the deficit exceeds five percent (5%) of the Additional Rent which was previously paid to the Lessor with respect to said calendar year, then the Lessee shall also pay the Lessor interest on such deficit at the Overdue Rate from the applicable quarterly date that such payment should have originally been made by the Lessee to the date that the Lessor receives such payment.

          3.2.4 OVERPAYMENTS. If the Additional Rent, as finally determined for any calendar year (or portion thereof), is less than the amount previously paid with respect thereto by the Lessee, and if no Lease Default exists, the Lessee shall notify the Lessor either (A) to pay to the Lessee an amount equal to such difference or (B) to grant the Lessee a credit against Additional Rent next coming due in the amount of such difference.

            3.2.5 FINAL DETERMINATION. The obligation to pay Additional Rent shall survive the expiration or earlier termination of the Term (as to Additional Rent payments that are due and payable with respect to periods prior to the expiration or earlier termination of the Term and during any periods that the Lessee remains in possession of the Leased Property), and a final reconciliation, taking into account, among other relevant adjustments, any contractual allowances which related to Gross Revenues that accrued prior to the date of such expiration or earlier termination, but which have been determined to be not payable. The Lessee's good faith best estimate of the amount of any unresolved contractual allowances shall be made not later than two (2) years after said expiration or termination date. Within sixty (60) days after the expiration or earlier termination of the Term, the Lessee shall advise the Lessor of the Lessee's best estimate of the approximate amount of such adjustments, which estimate shall not be binding on the Lessee or have any legal effect whatsoever.

            3.2.6 BEST EFFORTS TO MAXIMIZE. The Lessee further covenants that the operation of the Facility shall be conducted in a manner consistent with the prevailing standards and practices recognized in the assisted living industry as those customarily utilized by first class business operations. Subject to any applicable Legal Requirements, the members of the Leasing Group shall use their best efforts to maximize the Facility's Gross Revenues.

      3.3 CONFIRMATION AND AUDIT OF ADDITIONAL RENT.

            3.3.1 MAINTAIN ACCOUNTING SYSTEMS. The Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with usual and customary practices in the assisted living industry and in accordance with GAAP which will accurately record all Gross Revenues. The Lessee shall retain, for at least three (3) years after the expiration of each calendar year (and in any event until the final reconciliation described in Section 3.2 above has been made), adequate records conforming to such accounting system showing all Gross Revenues for such calendar year.

            3.3.2 AUDIT BY LESSOR. The Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time to have its accountants or representatives audit the information set forth in the Officer's Certificate referred to in Section 3.2 and in connection with such audits, to examine the Lessee's records with respect thereto (including supporting data, income tax and sales tax returns), subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations, including without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of any Facility-patient relationship and any physician-patient privilege.

            3.3.3 DEFICIENCIES AND OVERPAYMENTS. If any such audit discloses a deficiency in the reporting of Gross Revenues and either the Lessee agrees with the result of such audit or the matter is compromised, the Lessee shall forthwith pay to the Lessor the amount of the deficiency in Additional Rent which would have been payable by it had such deficiency in reporting Gross Revenues not occurred, as finally agreed or determined, together with interest on the Additional Rent which should have been payable by it, calculated at the Overdue Rate, from the date when said payment should have been made by the Lessee to the date that the Lessor receives such payment. Notwithstanding anything to the contrary herein, with respect to any audit that is commenced more than two (2) years after the date Gross Revenues for any calendar year are reported by the Lessee to the Lessor, the deficiency, if any, with respect to Additional Rent shall bear interest as permitted herein only from the date such determination of deficiency is made, unless such deficiency is the result of gross negligence or willful misconduct on the part of the Lessee (or any Affiliate thereof). If any audit conducted for the Lessor pursuant to the provisions hereof discloses that (A) the Gross Revenues actually received by the Lessee for any calendar year exceed those reported by the Lessee by more than five percent (5%), the Lessee shall pay the reasonable cost of such audit and examination or (B) the Lessee has overpaid Additional Rent, and if no Lease Default exists, the Lessor shall so notify the Lessee and the Lessee shall direct the Lessor either (I) to refund the overpayment to the Lessee or (II) grant a credit against Additional Rent next coming due in the amount of such difference.

            3.3.4 SURVIVAL. The obligations of the Lessor and the Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

      3.4 ADDITIONAL CHARGES. Subject to the rights to contest as set forth in
Article 15, in addition to the Base Rent and the Additional Rent, (A) the Lessee will also pay and discharge as and when due and payable all Impositions, all amounts, liabilities and obligations under the Appurtenant Agreements due from or payable by the owner of the Leased Property, all amounts, liabilities and obligations under the Permitted Encumbrances due from or payable by the owner of the Leased Property and all other amounts, liabilities and obligations which the Lessee assumes or agrees to pay under this Lease, and (B) in the event of any failure on the part of the Lessee to pay any of those items referred to in clause (a) above, the Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and the Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Base Rent and the Additional Rent. To the extent that the Lessee pays any Additional Charges to the Lessor pursuant to any requirement of this Lease, the Lessee shall be relieved of its obligation to pay such Additional Charges to any other Person to which such Additional Charges would otherwise be due, and the Lessor shall be obligated to pay such Additional Charges to any Person to whom such Additional Charges are due promptly and prior to any additional costs or expenses being incurred.

      3.5 LEASING COMMITMENT FEE: The Lessee shall pay to the Lessor the Leasing Commitment Fee simultaneously with the execution of this Lease; provided, however, that, at the Lessor's option, the Leasing Commitment Fee shall be held in an escrow account established with a Person designated by the Lessor pursuant to an escrow arrangement satisfactory to the Lessor, with interest thereon benefiting the Lessor. If the Lessor exercises its option to require that the Leasing Commitment Fee be held in such an escrow account (A) the Leasing Commitment Fee shall be disbursed from said escrow account only upon the joint instructions of the Lessee and the Lessor (which instructions from the Lessee shall be immediately given upon the request of the Lessor) and in no event shall the Leasing Commitment Fee be disbursed therefrom, in whole or in part, unless and until so requested by the Lessor and (B) the Lessor shall bear the risk of loss of or misappropriation of the Leasing Commitment Fee by such escrow agent.

         3.6 NET LEASE. The Rent shall be paid absolutely net to the Lessor, so that this Lease shall yield to the Lessor throughout the Term the full amount of the installments of Base Rent, the Additional Rent and the payments of Additional Charges.

         3.7 NO LESSEE TERMINATION OR OFFSET.

                 3.7.1 NO TERMINATION. Except as may be otherwise specifically and expressly provided in Article 13 or Article 14 of this Lease, the Lessee, to the extent not prohibited by applicable law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of the Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of the Lessor and the Lessee be otherwise affected by reason of (A) any Casualty or any Taking of the Leased Property, (B) the lawful or unlawful prohibition of, or restriction upon, the Lessee's use of the Leased Property or the interference with such use by any Person (other than the Lessor, except to the extent permitted hereunder) or by reason of eviction by paramount title; (C) any claim that the Lessee has or might have against the Lessor, (D) any default or breach of any warranty by the Lessor or any of the other Meditrust Entities under this Lease, any other Lease Document or any Related Party Agreement, (E) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting the Lessor or any assignee or transferee of the Lessor or (F) any other cause whether similar or dissimilar to any of the foregoing, other than a discharge of the Lessee from any of the Lease Obligations as a matter of law.

                 3.7.2 WAIVER. The Lessee, to the fullest extent not prohibited by applicable law, hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (A) modify, surrender or terminate this Lease or quit or surrender the Leased Property or (B) entitle the Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by the Lessee hereunder, except as otherwise specifically and expressly provided in this Lease.

                 3.7.3 INDEPENDENT COVENANTS. The obligations of the Lessor and the Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by the Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or (except in those instances where the obligation to pay expressly survives the termination of this Lease) by termination of this Lease other than by reason of an Event of Default.


         3.8 ABATEMENT OF RENT LIMITED. There shall be no abatement of Rent on account of any Casualty, Taking or other event, except that in the event of a partial Taking or a temporary Taking as described in Section 14.3 or in the event of a Casualty described in Section 13.1.1, the Base Rent shall be abated as follows: (A) in the case of such a partial Taking, the Meditrust Investment shall be reduced for the purposes of calculating Base Rent pursuant to Section
3.1 by subtracting therefrom, as applicable, the net amount of the Award received by the Lessor; (B) in the case of such a temporary Taking, by reducing the Base Rent for the period of such a temporary Taking, by the net amount of the Award received by the Lessor; and (C) in the event of a Casualty which is not the result of the gross negligence or willful misconduct of any member of the Leasing Group and which the Lessee is proceeding to restore in accordance with the provisions of this Lease, by reducing the Base Rent, during the period the Lessee is unable to use the Leased Property for the Primary Intended Use by the net amount of rent loss and/or business interruption insurance received by the Lessor. [MN ONLY: TENANT HEREBY WAIVES THE PROVISIONS OF MINNESOTA SECTION 504.05.]


         For the purposes of this Section 3.8, the "net amount of the Award received by the Lessor" shall mean the Award paid to the Lessor on account of such Taking, minus all costs and expenses incurred by the Lessor in connection therewith, and minus any amounts paid to or for the account of the Lessee to reimburse for the costs and expenses of reconstructing the Facility following such Taking in order to create a viable and functional Facility under all of the circumstances.


                                    ARTICLE 4

                         IMPOSITIONS; TAXES; UTILITIES;

                               INSURANCE PAYMENTS

         4.1 PAYMENT OF IMPOSITIONS.

                 4.1.1 LESSEE TO PAY. Subject to the provisions of Section 4.1.2 and Article 15, the Lessee will pay or cause to be paid all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authority where feasible, and the Lessee, upon request by the Lessor, will promptly furnish the Lessor copies of official receipts or other satisfactory proof evidencing payment not later than the last day on which the same may be paid without penalty or interest. The Lessor shall promptly forward to the Lessee for payment any and all bills or invoices it receives with respect to Impositions.

                 4.1.2 INSTALLMENT ELECTIONS. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), the Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof (subject to the Lessee's right to contest pursuant to the provisions of Section 4.1.5 below) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.

                 4.1.3 RETURNS AND REPORTS. The Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by Governmental Authorities in respect of the Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and the Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Governmental Authorities. The Lessor and the Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event that any Governmental Authority classifies any property covered by this Lease as personal property, the Lessee shall file all personal property tax returns in such jurisdictions where it may legally so file. The Lessor, to the extent it possesses the same, and the Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any portion of Leased Property so classified as personal property. Where the Lessor is legally required to file personal property tax returns, if the Lessee notifies the Lessor of the obligation to do so in each year at least thirty (30) days prior to the date any protest must be filed, the Lessee will be provided with copies of assessment notices so as to enable the Lessee to file a protest.

                 4.1.4 REFUNDS. If no Lease Default shall have occurred and be continuing, any refund due from any taxing authority in respect of any Imposition paid by the Lessee shall be paid over to or retained by the Lessee. If a Lease Default shall have occurred and be continuing, at the Lessor's option, such funds shall be paid over to the Lessor and/or retained by the Lessor and applied toward the Obligations in accordance with the Lease Documents and/or the Related Party Agreements.

                 4.1.5 PROTEST. Upon giving notice to the Lessor, at the Lessee's option and sole cost and expense, and subject to compliance with the provisions of Article 15, the Lessee may contest, protest, appeal, or institute such other proceedings as the Lessee may deem appropriate to effect a reduction of any Imposition and the Lessor, at the Lessee's cost and expense as aforesaid, shall fully cooperate in a reasonable manner with the Lessee in connection with such protest, appeal or other action.

         4.2 NOTICE OF IMPOSITIONS. The Lessor shall give prompt notice to the Lessee of all Impositions payable by the Lessee hereunder of which the Lessor at any time has knowledge, but the Lessor's failure to give any such notice shall in no way diminish the Lessee's obligations hereunder to pay such Impositions.

         4.3 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the period during which the expiration or earlier termination of the Term occurs shall be adjusted and prorated between the Lessor and the Lessee, whether or not such Impositions are imposed before or after such expiration or termination, and the Lessee's obligation to pay and the Lessor's obligation to refund their respective prorated share thereof shall survive such expiration or termination.

         4.4 UTILITY CHARGES. The Lessee will pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone and other utilities used in the Leased Property during the Term and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease. If the Lessee is required to pay a deposit to any of the utility providers serving the Leased Property, any and all such deposits shall become the property of the Lessee at the expiration of the Term (as opposed to an earlier termination of this Lease) if and when the Lessee surrenders the Leased Property in the manner required by this Lease.

         4.5 INSURANCE PREMIUMS. The Lessee will pay or cause to be paid all premiums for the insurance coverage required to be maintained pursuant to
Article 12 during the Term, and thereafter until the Lessee yields up the Leased Property in the manner required by this Lease. All such premiums shall be paid annually in advance and the Lessee, at the Lessor's request, shall furnish the Lessor with evidence satisfactory to the Lessor that all such premiums have been so paid prior to the commencement of the Term and thereafter at least thirty
(30) days prior to the due date of each premium which thereafter becomes due. Notwithstanding the foregoing, the Lessee may pay such insurance premiums to the insurer in monthly installments so long as the applicable insurer is contractually obligated to give the Lessor not less than a sixty (60) days notice of non-payment and so long as no Lease Default has occurred and is continuing. In the event of the failure of the Lessee either to comply with the insurance requirements in Article 12, or to pay the premiums for such insurance, or to deliver such policies or certificates thereof to the Lessor at the times required hereunder, the Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, which premiums shall be a demand obligation of the Lessee to the Lessor.

         4.6 DEPOSITS.

             4.6.1 LESSOR'S OPTION. At the option of the Lessor, which may be exercised at any time after an Event of Default occurs, the Lessee shall, upon written request of the Lessor, on the first day on the calendar month immediately following such request, and on the first day of each calendar month thereafter during the Term (each of which dates is referred to as a "Monthly Deposit Date"), pay to and deposit with the Lessor a sum equal to one-twelfth (1/12th) of the Impositions to be levied, charged, filed, assessed or imposed upon or against the Leased Property within one (1) year after said Monthly Deposit Date and a sum equal to one-twelfth (1/12th) of the premiums for the insurance policies required pursuant to Article 12 which are payable within one
         (1) year after said Monthly Deposit Date. If the amount of the Impositions to be levied, charged, assessed or imposed or insurance premiums to be paid within the ensuing one (1) year period shall not be fixed upon any Monthly Deposit Date, such amount for the purpose of computing the deposit to be made by the Lessee hereunder shall be reasonably estimated by the Lessor with an appropriate adjustment to be promptly made between the Lessor and the Lessee as soon as such amount becomes determinable. In addition, the Lessor may, at its option, from time to time require that any particular deposit be greater than one-twelfth (1/12th) of the estimated amount payable within one (1) year after said Monthly Deposit Date, if such additional deposit is reasonably required in order to provide to the Lessor a sufficient fund from which to make payment of all Impositions on or before the next due date of any installment thereof, or to make payment of any required insurance premiums not later than the due date thereof.

                  4.6.2 USE OF DEPOSITS. The sums deposited by the Lessee under this Section 4.6 shall be held by the Lessor and shall be applied by the Lessor in payment of the Impositions or insurance premiums, as the case may be, on or before the due date thereafter and prior to any penalty, interest, late fee or other similar charge being imposed to the extent of available funds deposited by the Lessee under this
         Section 4.6. Any such deposits may be commingled with other assets of the Lessor, and shall be deposited by the Lessor at such bank as the Lessor may, from time to time select, and the Lessor shall not be liable to the Lessee or any other Person (A) based on the Lessor's (or such bank's) choice of investment vehicles, (B) for any consequent loss of principal or interest or (C) for any unavailability of funds based on such choice of investment; provided, however, that notwithstanding the foregoing, the Lessor shall only invest any such deposit in any of the investment vehicles described on EXHIBIT A of the Deposit Pledge Agreement. Furthermore, the Lessor shall bear no responsibility for the financial condition of, nor any act or omission by, the Lessor's depository bank. The income from such investment or interest on such deposit shall be paid to the Lessee on a semi-annual basis as long as no Lease Default has occurred and is then continuing, and as long as no fact or circumstance exists which, with the giving of notice and/or the passage of time, would constitute a Lease Default. The Lessee shall give not less than ten (10) days prior written notice to the Lessor in each instance when an Imposition or insurance premium is due, specifying the Imposition or premium to be paid and the amount thereof, the place of payment, and the last day on which the same may be paid in order to comply with the requirements of this Lease. If the Lessor, in violation of its obligations under this Lease, does not pay any Imposition or insurance premium when due, for which a sufficient deposit exists, the Lessee shall not be in default hereunder by virtue of the failure of the Lessor to pay such Imposition or such insurance premium and the Lessor shall pay any interest or fine assessed by virtue of the Lessor's failure to pay such Imposition or insurance premium.

                 4.6.3 DEFICITS. If for any reason any deposit held by the Lessor under this Section 4.6 shall not be sufficient to pay an Imposition or insurance premium within the time specified therefor in this Lease, then, within ten (10) days after demand by the Lessor, the Lessee shall deposit an additional amount with the Lessor, increasing the deposit held by the Lessor so that the Lessor holds sufficient funds to pay such Imposition or premium in full (or in installments as otherwise provided for herein), together with any penalty or interest due thereon. The Lessor may change its estimate of any Imposition or insurance premium for any period on the basis of a change in an assessment or tax rate or on the basis of a prior miscalculation; in which event, within ten (10) days after demand by the Lessor, the Lessee shall deposit with the Lessor the amount in excess of the sums previously deposited with the Lessor for the applicable period which would theretofore have been payable under the revised estimate.

                 4.6.4 OTHER PROPERTIES. If any Imposition shall be levied, charged, filed, assessed, or imposed upon or against the Leased Property, and if such Imposition shall also be a levy, charge, assessment, or imposition upon or for any other real or personal property that does not constitute a part of the Leased Property, then the computation of the amounts to be deposited under this Section 4.6 shall be based upon the entire amount of such Imposition and the Lessee shall not have the right to apportion any deposit with respect to such Imposition. However, the Lessor will reasonably cooperate with the Lessee (but at no cost or expense to the Lessor) to change the manner of assessment for such Imposition so that such Imposition will thereafter relate only to the Leased Property.

                  4.6.5 TRANSFERS. In connection with any assignment of the Lessor's interest under this Lease, the original Lessor named herein and each successor in interest shall be obligated to transfer all amounts deposited pursuant to the provisions of this Section 4.6 then in its possession to such assignee (as the subsequent holder of the Lessor's interest in this Lease), who shall be obligated to assume the Lessor's obligations with respect to all such deposited amounts, and upon such transfer, the original Lessor named herein or the applicable successor in interest transferring the deposits shall thereupon be completely released from all liability with respect to such deposits so transferred and the Lessee shall look solely to said assignee, as the subsequent holder of the Lessor's interest under this Lease, in reference thereto. The original Lessor named herein or the applicable successor in interest transferring the deposits shall provide written notice to the Lessee of such transfer. The original Lessor named herein or the applicable successor in interest shall not be released from liability with respect to the deposits so transferred unless the next successor in interest assumes liability for such deposits.

                 4.6.6 SECURITY. All amounts deposited with the Lessor pursuant to the provisions of this Section 4.6 shall be held by the Lessor as additional security for the payment and performance of the Obligations and, upon the occurrence of any Lease Default, the Lessor may, in its sole and absolute discretion, apply said amounts towards payment or performance of such Obligations.

                 4.6.7 RETURN. Upon the expiration or earlier termination of this Lease, provided, that, all of the Lease Obligations have been fully paid and performed, any sums then held by the Lessor under this
         Section 4.6 shall be refunded to the Lessee; unless a Related Party Default has occurred, in which event such sums may be applied towards the Obligations in accordance with the Related Party Agreements.

                 4.6.8 RECEIPTS. The Lessee shall immediately deliver to the Lessor copies of all notices of non-payment of any insurance premiums and/or Impositions and, upon the Lessor's request, shall deliver to the Lessor copies of all other notices, demands, claims, bills and receipts in relation to the Impositions and insurance premiums immediately upon receipt thereof by the Lessee.

                                    ARTICLE 5

               OWNERSHIP OF LEASED PROPERTY AND PERSONAL PROPERTY;
                    INSTALLATION, REMOVAL AND REPLACEMENT OF
                                PERSONAL PROPERTY

         5.1 OWNERSHIP OF THE LEASED PROPERTY. The Lessee acknowledges that the Leased Property is the property of the Lessor and that the Lessee has only the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease.

         5.2     PERSONAL PROPERTY; REMOVAL AND REPLACEMENT OF PERSONAL
PROPERTY.

                 5.2.1 LESSEE TO EQUIP FACILITY. The Lessee, at its sole cost and expense, shall install, affix or assemble or place on the Leased Property, sufficient items of Tangible Personal Property to enable the Leased Property to be operated in accordance with the requirements of this Lease for the Primary Intended Use and the Other Permitted Uses, and such Tangible Personal Property and replacements thereof, shall be at all times the property of the Lessee.

                 5.2.2 SUFFICIENT PERSONAL PROPERTY. The Lessee shall maintain, during the entire Term, the Tangible Personal Property in good order and repair and shall provide at its expense all necessary replacements thereof, as may be necessary in order to operate the Leased Property in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use and the Other Permitted Uses, unless the failure to comply with the same will not have any adverse effect on either the Leased Property or the Lessee. In addition, the Lessee shall (A) furnish all necessary replacements of obsolete items of the Tangible Personal Property during the Term, unless the Lessee provides the Lessor with an explanation (reasonably acceptable to the Lessor) as to why such Tangible Personal Property is no longer required in connection with the operation of the Leased Property and (B) if requested by the Lessor, deliver to the Lessor, a detailed inventory of all such Tangible Personal Property.

                 5.2.3 REMOVAL AND REPLACEMENT; LESSOR'S OPTION TO PURCHASE. The Lessee shall not remove from the Leased Property any one or more items of Tangible Personal Property (whether now owned or hereafter acquired), the fair market value of which exceeds

TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00), individually or ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) collectively, except if such Tangible Personal Property is simultaneously suitably replaced or the Lessee provides the Lessor with an explanation (reasonably satisfactory to the Lessor) as to why such Tangible Personal Property is no longer required in connection with the operation of the Leased Property. At its sole cost and expense, the Lessee shall restore the Leased Property to the condition required by Article 8, including repair of all damage to the Leased Property caused by the removal of the Tangible Personal Property, whether effected by the Lessee or the Lessor. Upon the expiration or earlier termination of this Lease, the Lessor shall have the option, which may be exercised prior to or within the relevant Decision Period (defined below), of (A) acquiring the Tangible Personal Property (pursuant to a bill of sale and assignments of any equipment leases, all in such forms as are reasonably satisfactory to the Lessor) upon payment of its fair market value or (B) requiring the Lessee to remove the Tangible Personal Property. For purposes of the preceding sentence, the "Decision Period" shall mean (1) the last day of the Term with respect to the expiration thereof in accordance with the provisions of this Lease, (2) the fifth (5th) Business Day after the date of any earlier termination of this Lease based on either Casualty or Condemnation or (3) the thirtieth (30th) day after the date of any earlier termination of this Lease based on any Event of Default. If the Lessor exercises its option to purchase the Tangible Personal Property, the price to be paid by the Lessor shall be (I) reduced by the amount of all payments due on any equipment leases or any other Permitted Prior Security Interests assumed by the Lessor and (II) applied to the Lease Obligations before any payment to the Lessee. If the Lessor requires the removal of the Tangible Personal Property, then all of the Tangible Personal Property that is not removed by the Lessee within ten (10) days following such request shall be considered abandoned by the Lessee and may be appropriated, sold, destroyed or otherwise disposed of by the Lessor without first giving notice thereof to the Lessee, without any payment to the Lessee and without any obligation to account therefor.

                                    ARTICLE 6

                         SECURITY FOR LEASE OBLIGATIONS

6.1      SECURITY FOR THE LESSEE'S OBLIGATIONS; PERMITTED PRIOR SECURITY
         INTERESTS.

         6.1.1 SECURITY. In order to secure the payment and performance of all of the Obligations, the Lessee agrees to provide or cause there to be provided, among other things, the following security:

                  (a) a first lien and exclusive security interest in the Tangible Personal Property, Receivables and certain other Collateral as more particularly provided for in the Security Agreement;

                  (b) the Cash Collateral described in Section 6.2;

                  (c) a first lien and exclusive pledge of all of the capital stock of the Lessee all as more particularly set forth in the Pledge Agreement(s). If any Person other than the Lessee or the Guarantor shall ever operate the Facility, a pledge of all capital stock of, or partnership or other ownership interests, in such Person shall also be provided pursuant to a pledge and security agreement substantially similar to the Pledge Agreements;

                  (d) a first lien and exclusive pledge and assignment of, and security interest in, all Permits and Contracts, as more particularly provided for in the Permits Assignment, to the extent permitted by law or the terms thereof; and

                  (e) in the event that at any time during the Term, the Lessee holds the fee title to or a leasehold interest in any real property and/or personal property which is used as an integral part of the operation of the Leased Property (but is not subject to this Lease), the Lessee shall (I) provide the Lessor with prior notice of such acquisition and (II) shall take such actions and enter into such agreements as the Lessor shall reasonably request in order to grant the Lessor a first priority mortgage or other security interest in such real property and personal property, subject only to the Permitted Encumbrances and other Liens reasonably acceptable to the Lessor.

         6.1.2 PURCHASE-MONEY SECURITY INTERESTS AND EQUIPMENT LEASES. Notwithstanding any other provision hereof regarding the creation of Liens, but subject to Section 11.3.8, the Lessee may (A) grant priority purchase money security interests in items of Tangible Personal Property and (B) lease Tangible Personal Property from equipment lessors, as long as in each instance where the aggregate amount of such purchase money security interests and equipment leases will exceed TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00): (I) all of the terms, conditions and provisions of the purchase money security agreements or equipment leases evidencing the financing arrangement are reasonably acceptable to the Lessor; (II) promptly after the execution thereof, the Lessee provides to the Lessor true and complete copies, as executed, of all such purchase money security agreements and equipment leases (and all amendments thereto); (III) no such purchase money security interest or equipment lease shall be cross-defaulted or cross-collateralized with any other obligation other than a purchase money security interest or equipment lease entered into by the Lessee involving Tangible Personal Property and the same secured party or equipment lessor, as applicable; (IV) the secured party or equipment lessors enter into an intercreditor agreement with, and satisfactory to, the Lessor, pursuant to which, without limiting the foregoing: (X) the Lessor shall be afforded the option of curing defaults and the option of succeeding to the rights of the Lessee; (Y) the Lessor's security interest in Tangible Personal Property shall be subordinated to the security interest granted to such secured party; and (Z) the secured party or equipment lessor is not a member of the Leasing Group or an Affiliate of any member of the Leasing Group. Security interests granted by the Lessee in full compliance with the provisions of this
         Section 6.1.2 are referred to as "Permitted Prior Security Interests".

         6.2     CASH COLLATERAL.

                 6.2.1 CASH COLLATERAL. In order to further secure the Lessee's performance of the Obligations, on the Commencement Date, pursuant to the terms of the Deposit Pledge Agreement, the Lessee shall provide and pledge to the Lessor a credit enhancement for the benefit of the Lessor in the form of cash or other specified investments approved by the Lessor in the Lessor's name in the total of the Stated Amount (the "Cash Collateral"). The Cash Collateral shall serve as additional security for the Obligations and may be drawn upon by the Lessor upon any Lease Default. The Lessee shall maintain the Cash Collateral in the full Stated Amount throughout the Term, subject to the provisions of the Agreement Regarding Related Lease Transactions. The Cash Collateral shall be in form and substance and, if the Lessor elects a form of Cash Collateral other than actual cash, from a bank continually acceptable to the Lessor in the Lessor's reasonable discretion and shall be pledged to the Lessor pursuant to the Deposit Pledge Agreement.

                 6.2.2 APPLICATION OF CASH COLLATERAL. Upon the occurrence of any Lease Default, the Lessor shall be entitled, at its option, to use all or any portion of the Cash Collateral, including interest thereon, then held by it to pay any amount otherwise payable by the Lessee or the Guarantor under any of the Lease Documents, in accordance with the terms of this Lease or the other Lease Documents.

                 6.2.3 REPLENISHMENT OF CASH COLLATERAL. If the Lessor expends any of the Cash Collateral to pay any amount payable by the Lessee, or otherwise applies the same to or towards the Obligations, the Lessee shall, upon demand of the Lessor, immediately augment the Cash Collateral so as to increase the amount held by the Lessor to the full Stated Amount.

         6.3 GUARANTY. All of the Lease Obligations shall be unconditionally and irrevocably guaranteed by the Guarantor pursuant to the Guaranty.

                                    ARTICLE 7

                      CONDITION AND USE OF LEASED PROPERTY;
                              MANAGEMENT AGREEMENTS

         7.1 CONDITION OF THE LEASED PROPERTY. The Lessee acknowledges that the Guarantor has caused the Leased Property to be sold to the Lessor and that the Lessee and the Lessor have concurrently entered into this Lease. The Lessee acknowledges receipt and delivery of possession of the Leased Property and that the Lessee has examined and otherwise has acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purposes hereunder. The Lessee is leasing the Leased Property "AS-IS" in its present condition. The Lessee waives any claim or action against the Lessor in respect of the condition of the Leased Property. THE LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY, EITHER AS TO ITS FITNESS FOR ANY PARTICULAR PURPOSE OR USE, ITS DESIGN OR CONDITION OR OTHERWISE, OR AS TO DEFECTS IN THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT; IT BEING AGREED THAT ALL RISKS RELATING TO THE DESIGN, CONDITION AND/OR USE OF THE LEASED PROPERTY ARE TO BE BORNE BY THE LESSEE. THE LESSEE HEREBY ASSUMES ALL RISK OF THE PHYSICAL CONDITION OF THE LEASED PROPERTY, THE SUITABILITY OF THE LEASED PROPERTY FOR THE LESSEE'S PURPOSES, AND THE COMPLIANCE OR NON-COMPLIANCE OF THE LEASED PROPERTY WITH ALL APPLICABLE REQUIREMENTS OF LAW, INCLUDING BUT NOT LIMITED TO ENVIRONMENTAL LAWS AND ZONING OR LAND USE LAWS.

         Upon the request of the Lessor following a Lease Default or if the Lessor has a reasonable basis to believe any of the following circumstances exist, at any time and from time to time during the Term, the Lessee shall engage one (1) or more independent professional consultants, engineers and inspectors, qualified to do business in the State and acceptable to the Lessor to perform any environmental and/or structural investigations and/or other inspections of the Leased Property and the Facility as the Lessor may reasonably request in order to detect (A) any structural deficiencies in the Leased Improvements or the utilities servicing and/or located on the Leased Property or
(B) the presence of any condition that (I) in the Lessor's reasonable judgment is likely to be harmful or present a health hazard to the residents and other occupants of the Leased Property or (II) constitutes a breach or violation of any of the Lease Documents. In the event that the Lessor reasonably determines that the results of such testing or inspections are unsatisfactory, within thirty (30) days of notice from the Lessor (except as otherwise provided in the Environmental Indemnity Agreement), the Lessee shall commence such appropriate remedial actions as may be required under this Lease and reasonably requested by the Lessor to correct such unsatisfactory conditions and, thereafter, shall diligently and continuously prosecute such remedial actions to completion within the time limits prescribed in this Lease or the other Lease Documents. Any report produced by any aforementioned consultant, engineer or inspector in connection with an environmental and/or structural investigation and/or other investigation of the Leased Property shall be addressed to and provided to both the Lessor and the Lessee.

         7.2     USE OF THE LEASED PROPERTY; COMPLIANCE; MANAGEMENT.


                 7.2.1 OBLIGATION TO OPERATE. The [FOLLOWING THE COMPLETION OF THE RENOVATIONS,] [FL ONLY: FOLLOWING ISSUANCE OF APPROPRIATE LICENSURE, THE] Lessee or any other Acceptable Licensed Operator shall continuously operate the Leased Property in accordance with the Primary Intended Use and the Other Permitted Uses and maintain its qualifications for licensure and accreditation as required by all applicable Legal Requirements and Insurance Requirements.


                 7.2.2 PERMITTED USES. During the entire Term, the Lessee shall use the Leased Property, or permit the Leased Property to be used, only for the Primary Intended Use and the Other Permitted Uses. The Lessee shall not use the Leased Property or permit the Leased Property to be used for any other use without the prior written consent of the Lessor, which consent may be withheld in the Lessor's sole and absolute discretion.

                  7.2.3 COMPLIANCE WITH INSURANCE REQUIREMENTS. No use shall be made or permitted to be made of the Leased Property and no acts shall be done which will cause the cancellation of any insurance policy covering the Leased Property, nor shall the Lessee, any Manager or any other Person sell or otherwise provide to any residents, other occupants or invitees therein, or permit to be kept, used or sold in or about the Leased Property, any article which may be prohibited by any Legal Requirement or by any of the Insurance Requirements. Furthermore, the Lessee shall, at its sole cost and expense, take whatever other actions that may be necessary to comply with and to insure that the Leased Property complies with all Insurance Requirements.

                  7.2.4 NO WASTE. The Lessee shall not commit or suffer to be committed any waste on, in or under the Leased Property, nor shall the Lessee cause or permit any nuisance thereon.

                  7.2.5 NO IMPAIRMENT. The Lessee shall neither suffer nor permit the Leased Property to be used in such a manner as (A) might reasonably tend to impair the Lessor's title thereto or (B) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public or of implied dedication of the Leased Property.

                  7.2.6 NO LIENS. Except as permitted pursuant to Section 6.1.2, the Lessee shall not permit or suffer any Lien to exist on the Tangible Personal Property and shall in no event cause, permit or suffer any Lien to exist with respect to the Leased Property other than as set forth in Section 11.5.2.

         7.3 COMPLIANCE WITH LEGAL REQUIREMENTS. The Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose and that the Lessee and any other Acceptable Licensed Operator, at their sole cost and expense, shall promptly (A) comply with, and shall cause every other member of the Leasing Group to comply with, all Legal Requirements relating to the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Property or interfere with the use and enjoyment of the Leased Property and (B) procure, maintain and comply with (in all material respects), and shall cause every other member of the Leasing Group to procure, maintain and comply with (in all material respects), all Contracts and Permits necessary or desirable in order to operate the Leased Property for the Primary Intended Use and/or Other Permitted Uses, and for compliance with all of the terms and conditions of this Lease. Unless a Lease Default has occurred or any event has occurred which, with the passage of time and/or the giving of notice would constitute a Lease Default, the Lessee may, upon prior written notice to the Lessor, contest any Legal Requirement to the extent permitted by, and in accordance with, Article 15.

         7.4 MANAGEMENT AGREEMENTS. From and after the Commencement Date, the Lessee shall not enter into any Management Agreement without the prior written approval of the Lessor, in each instance, which approval shall not be unreasonably withheld. The Lessee shall not, without the prior written approval of the Lessor, in each instance, which approval shall not be unreasonably withheld, agree to or allow (A) any change in any Manager or any change in the ownership or control of any Manager except as otherwise permitted by the provisions of Sections 16.1(h)(vi) and 16.1(i), (B) the termination of any Management Agreement (other than in connection with the exercise by the Lessee of any of its remedies under the Management Agreement as a result of any default by the Manager thereunder), (C) any assignment by any Manager of its interest under any Management Agreement or (D) any material amendment of any Management Agreement. In addition, the Lessee shall, at its sole cost and expense, promptly and fully perform or cause to be performed every covenant, condition, promise and obligation of the licensed operator of the Leased Property under any Management Agreement. Notwithstanding the foregoing, in the event that the Lessee enters into any Management Agreement with an Affiliate of the Lessee, the Lessor shall consent to the execution and delivery of such Management Agreement, provided, that, concurrently with the execution and delivery of such Management Agreement, the Affiliated Party Subordination Agreement and the Environmental Indemnity Agreement are amended so as to add as a party thereto the applicable Affiliate of the Lessee that is to be the Manager (so that, among other thngs, the payments to be made under such Management Agreement are fully subordinated to the Lease Obligations).

        Each Management Agreement shall provide that the Lessor shall be provided notice of any defaults thereunder and, at the Lessor's option, an oppportunity to cure such default. The Lessee shall furnish to the Lessor, within three (3) days after receipt thereof, or after the mailing or serive thereof by the Lessee, as the case may be, a copy of each notice of defualt which the Lessee shall give to, or recieve from any Person, based upon the occurrence, or alleged occurrence, of any default in the performance of any covenant, condition, promise or obligation under any Management Agreement.

         Whenever and as often as the Lessee shall fail to perform, promptly and fully, at its sole cost and expense, any covenant, condition, promise or obligation on the part of the licensed operator of the Leased Property under and pursuant to any Management Agreement, the Lessor, or a lawfully appointed receiver of the Leased Property, may, at their respective options (and without any obligation to do so), after five (5) days' prior notice to the Lessee (except in the case of an emergency) enter upon the Leased Property and perform, or cause to be performed, such work, labor, services, acts or things, and take such other steps and do such other acts as they may deem advisable, to cure such defaulted covenant, condition, promise or obligation, and any amount so paid or advanced by the Lessor or such receiver and all costs and expenses reasonably incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Lessee to the Lessor or such receiver, and, the Lessor shall have the same rights and remedies for failure to pay such costs on demand as for the Lessee's failure to pay any other sums due hereunder.

                                    ARTICLE 8

                              REPAIRS; RESTRICTIONS

         8.1     MAINTENANCE AND REPAIR.

                 8.1.1 LESSEE'S RESPONSIBILITY. The Lessee, at its sole cost and expense, shall keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under the Lessee's control in good order and repair (whether or not the need for such repairs occurs as a result of the Lessee's use, any prior use, the elements or the age of the Leased Property or such private roadways, sidewalks and curbs or any other cause whatsoever). Subject to Articles 9, 13 and 14, the Lessee shall promptly, with the exercise of all reasonable efforts, undertake and diligently complete all necessary and appropriate repairs, replacements, renovations, restorations, alterations and modifications thereof of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition (concealed or otherwise) existing prior to the commencement of, or during, the Term and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease. The Lessor understands that the Facility will incur reasonable, normal wear and tear during the Term of this Lease and agrees that the Lessee shall not be obligated to repair or replace every incidence of reasonable and normal wear and tear. However, nothing herein shall relieve the Lessee of its obligation to maintain the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto which are under the Lessee's control in good order and repair. And further, in no event shall such wear and tear present any condition which may be harmful to residents or other occupants of the Leased Property or which prevents the Leased Property from being operated for the Primary Intended Use in accordance with the provisions of this Lease. In addition, the Lessee, at its sole cost and expense, shall make all repairs, modifications, replacements, renovations and alterations of the Leased Property (and such private roadways, sidewalks and curbs) that are necessary to comply with all applicable Legal Requirements and Insurance Requirements so that the Leased Property can be legally operated for the Primary Intended Use and the Other Permitted Uses. All repairs, replacements, renovations, alterations, and modifications required by the terms of this Section 8.1 shall be (A) performed in a good and workmanlike manner in compliance with all Legal Requirements, Insurance Requirements and the requirements of Article 9 hereof, using new materials well suited for their intended purpose and (B) consistent with the operation of the Leased Property in a first class manner. The Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property for the Primary Intended Use and the Other Permitted Uses. To the extent that any of the repairs, replacements, renovations, alterations or modifications required by the terms of this Section 8.1 constitute Material Structural Work, the Lessee shall obtain the Lessor's prior written approval (which approval shall not be unreasonably withheld) of the specific repairs, replacements, renovations, alterations and modifications to be performed by or on behalf of the Lessee in connection with such Material Structural Work, and shall perform the same in accordance with the provisions of this Lease upon receipt of such approval. Notwithstanding the foregoing, in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such Material Structural Work as may be necessary in order to address such emergency without the Lessor's prior approval, provided, however, that the Lessee shall immediately thereafter advise the Lessor of such emergency and the nature and scope of the Material Structural Work commenced and shall obtain the Lessor's approval of the remaining Material Structural Work to be completed.

                 8.1.2 NO LESSOR OBLIGATION. The Lessor shall not, under any circumstances (except to the extent of any damage caused thereto as a result of the gross negligence or wilful misconduct of the Lessor or the Lessor's employees, agents or contractors), be required to build or rebuild any improvements on the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), or to make any repairs, replacements, renovations, alterations, restorations, modifications, or renewals of any nature or description to the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto), whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property (or any private roadways, sidewalks or curbs appurtenant thereto) in any way.

                 8.1.3 LESSEE MAY NOT OBLIGATE LESSOR. Nothing contained herein nor any action or inaction by the Lessor shall be construed as (A) constituting the consent or request of the Lessor, express or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services for any construction, alteration, addition, repair or demolition of or to the Leased Property or (B) giving the Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Lessor for the payment thereof or to make any agreement that may create, or in any way be the basis for, any right, title or interest in, or Lien or claim against, the estate of the Lessor in the Leased Property. Without limiting the generality of the foregoing, the right, title and interest of the Lessor in and to the Leased Property shall not be subject to liens or encumbrances for the performance of any labor or services or the furnishing of any materials or other property furnished to the Leased Property at or by the request of the Lessee or any other Person other than the Lessor. The Lessee shall notify any contractor, subcontractor, laborer, materialman or vendor providing any labor, services or materials to the Leased Property of this provision.

                 8.1.4 LESSEE'S OBLIGATION TO PERFORM UPGRADE RENOVATIONS. Without limiting the Lessee's obligations to maintain the Leased Property under this Lease, within thirty (30) days after the end of each Lease Year commencing with the end of the fourth (4th) Lease Year, the Lessee shall provide the Lessor with evidence reasonably satisfactory to the Lessor that the Lessee has in each and every consecutive thirty-six (36) month period commencing with such fourth
         (4th) Lease Year spent an average annual amount on Upgrade Renovations (collectively, the "Annual Facility Upgrade Expenditure") equal to $200.00 per living unit within the Facility (as such per living unit amount shall be adjusted annually at the beginning of each Lease Year (commencing with the second (2nd) Lease Year) by an amount equal to the product of (i) $200.00 multiplied by (ii) the Consumer Price Adjustment Factor). The term "Upgrade Renovations" is defined to mean upgrades or improvements to the Leased Property which have the effect of maintaining or improving the competitive position of the Leased Property in its marketplace; and Upgrade Expenditures shall not include normal janitorial, cleaning and maintenance activities. Non-exclusive examples of Upgrade Renovations include new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common areas amenities and the like. It is expressly understood that capital improvements or repairs (such as but not limited to repairs or replacements to the structural elements of the walls, parking area, or the roof or to the electrical, plumbing, HVAC or other mechanical or structural systems in the Leased Property) shall not be considered Upgrade Renovations. In the event that during a given Lease Year Upgrade Renovations are not necessary (which necessity shall be determined in the Lessee's reasonable discretion) and/or the full amount of the respective Annual Facility Upgrade Expenditure is not made for the Facility for whatever reason, the Lessee shall be required to show evidence that a reserve fund has been established with the balance of the unexpended Annual Facility Upgrade Expenditure to be used solely for Upgrade Renovations in future Lease Years or as otherwise requested by the Lessor. If the Lessee fails in each and every consecutive thirty-six (36) month period (commencing with the end of the fourth (4th) Lease Year) to make Upgrade Renovations in an average annual amount equal to the Annual Facility Upgrade Expenditure or to establish a reserve fund as aforesaid, the Lessee shall promptly on demand from the Lessor (but in no event within more than five (5) days) pay to the Lessor the applicable shortfall in the Annual Facility Upgrade Expenditure over any aforementioned thirty-six (36) month period, as applicable; and the

         Lessor may retain such funds as additional rent hereunder or, in its sole discretion, provide such funds to the Lessee to perform Upgrade Renovations.

         8.2 ENCROACHMENTS; TITLE RESTRICTIONS. If any of the Leased Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other Lien now or hereafter affecting the Leased Property, or shall impair the rights of others under any easement, right-of-way or other Lien to which the Leased Property is now or hereafter subject, then promptly upon the request of the Lessor, the Lessee shall, at its sole cost and expense, subject to the Lessee's right to contest the existence of any encroachment, violation or impairment as set forth in Article 15, (A) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment or (B) make such alterations to the Leased Improvements, and take such other actions, as the Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements. Notwithstanding the foregoing, the Lessee shall, in any event, take all such actions as may be reasonably necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use and the Other Permitted Uses substantially in the manner and to the extent that the Leased Improvements were operated prior to the assertion of such encroachment, violation or impairment and nothing contained herein shall limit the Lessee's obligations to operate the Leased Property in accordance with its Primary Intended Use. Any such alteration made pursuant to the terms of this
Section 8.2 shall be completed in conformity with the applicable requirements of
Section 8.1 and Article 9. The Lessee's obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance.

                                    ARTICLE 9

                          MATERIAL STRUCTURAL WORK AND
                                CAPITAL ADDITIONS

         9.1 LESSOR'S APPROVAL. Without the prior written consent of the Lessor, which consent may be withheld by the Lessor, in its sole and absolute discretion, the Lessee shall make no Capital Addition or Material Structural Work to the Leased Property (including, without limitation, any change in the size or unit capacity of the Facility), except as may be otherwise expressly required pursuant to Article 8.

         9.2 GENERAL PROVISIONS AS TO CAPITAL ADDITIONS AND CERTAIN MATERIAL STRUCTURAL WORK. As to any Capital Addition or Material Structural Work (other than such Material Structural Work that is required to be performed pursuant to the terms of Section 8.1) for which the Lessor has granted its prior written approval, the following terms and conditions shall apply unless otherwise expressly set forth in the Lessor's written approval.

                  9.2.1 NO LIENS. Subject to Article 15 of this Lease, the Lessee shall not be permitted to create, nor suffer to exist, any Lien on the Leased Property in connection with any Capital Addition or Material Structural Work. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING ANY PART OF THE LEASED PROPERTY, AND THAT NO MECHANICS' LIENS, CONSTRUCTION LIENS OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO THE LEASED PROPERTY.

                  9.2.2 LESSEE'S PROPOSAL REGARDING CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK. If the Lessee desires to undertake any Capital Addition or Material Structural Work, the Lessee shall submit to the Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition or Material Structural Work and shall provide to the Lessor copies of, or information regarding, the applicable plans and specifications, Permits, Contracts and any other materials concerning the proposed Capital Addition or Material Structural Work, as the case may be, as the Lessor may reasonably request. Without limiting the generality of the foregoing, each such proposal pertaining to any Capital Addition shall indicate the approximate projected cost of constructing such Capital Addition and the use or uses to which it will be put.

                  9.2.3 LESSOR'S OPTIONS REGARDING CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK. The Lessor shall have the options of (A) denying permission for the construction of the applicable Capital Addition or Material Structural Work, (B) offering to finance the construction of the Capital Addition or Material Structural Work pursuant to Section 9.3, (C) allowing the Lessee to pay for or separately finance the construction of the Capital Addition or Material Structural Work, subject to compliance with the terms and conditions of
         Section 9.2.1, Section 9.4, Section 13.1, all Legal Requirements and all other requirements of this Lease and to such other terms and conditions as the Lessor may in its discretion impose or (D) any combination of the foregoing. Unless the Lessor notifies the Lessee in writing of a contrary election within thirty (30) days of the Lessee's request, the Lessor shall be deemed to have denied the request for the Capital Addition or Material Structural Work.

                  9.2.4 LESSOR MAY ELECT TO FINANCE CAPITAL ADDITIONS OR MATERIAL STRUCTURAL WORK. If the Lessor elects to offer financing for the proposed Capital Addition or Material Structural Work, the provisions of Section 9.3 shall apply.

                  9.2.5 LEGAL REQUIREMENTS; QUALITY OF WORK. All Capital Additions and/or Material Structural Work shall be performed in full compliance with all applicable Legal Requirements and shall be performed in a good and workmanlike manner.

         9.3 CAPITAL ADDITIONS AND MATERIAL STRUCTURAL WORK FINANCED BY LESSOR.

                 9.3.1 LESSEE'S FINANCING REQUEST. The Lessee may request that the Lessor provide or arrange financing for a Capital Addition or Material Structural Work by providing to the Lessor such information about the Capital Addition or Material Structural Work as the Lessor may reasonably request, including, without limitation, all information referred to in Section 9.2 above. The Lessee understands, however, that the Lessor shall be under no obligation to agree to such request. Nevertheless, the Lessor shall notify the Lessee, within forty-five
         (45) days of receipt of such information, as to whether the Lessor will finance the proposed Capital Addition or Material Structural Work and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease (including, without limitation, an increase in the Base Rent based on the Lessor's then existing terms and prevailing conditions to compensate the Lessor for the additional funds advanced by it). The Lessee may withdraw its request by notice to the Lessor at any time before such time as the Lessee accepts the Lessor's terms and conditions. All advances of funds for any such financing shall be made in accordance with the Lessor's then standard construction loan requirements and procedures, which may include, without limitation, the requirements and procedures applicable to Work under Section 13.1.

                 9.3.2 LESSOR'S GENERAL REQUIREMENTS. If the Lessor agrees to finance the proposed Capital Addition or Material Structural Work and the Lessee accepts the Lessor's proposal therefor, in addition to all other items which the Lessor or any applicable Financing Party may reasonably require, the Lessee shall provide to the Lessor the following:

                           (A) prior to any advance of funds, (I) any
                 information, opinions, certificates, Permits or documents reasonably requested by the Lessor or any applicable Financing Party which are necessary to confirm that the Lessee will be able to use the Capital Addition upon the completion thereof or the applicable portion of the Facility upon the completion of the Material Structural Work in accordance with the Primary Intended Use and/or the Other Permitted Uses and (II) evidence satisfactory to the Lessor and any applicable Financing Party that all Permits required for the construction and use of the Capital Addition or the applicable portion of the Facility have been obtained, are in full force and effect and are not subject to appeal, except only for those Permits which cannot in the normal course be obtained prior to commencement or completion of the construction; provided, that the Lessor and any applicable Financing Party are furnished with reasonable evidence that the same will be available in the normal course of business without unusual condition;

                           (B) prior to any advance of funds, an Officer's
                 Certificate and, if requested, a certificate from the Lessee's architect, setting forth in reasonable detail the projected (or actual, if available) Capital Addition Cost or the cost of the Material Structural Work;

                           (C) bills of sale, instruments of transfer and other
                 documents required by the Lessor so as to vest title to the Capital Addition or the applicable Material Structural Work in the Lessor free and clear of all Liens, and amendments to this Lease and any recorded notice or memorandum thereof, duly executed and acknowledged, in form and substance reasonably satisfactory to the Lessor, providing for any changes required by the Lessor including, without limitation, changes in the Base Rent and the legal description of the Land;

                           (D) upon payment therefor, a deed conveying to the
                 Lessor title to any land acquired for the purpose of constructing the Capital Addition or the applicable Material Structural Work ("Additional Land") free and clear of any Liens except those approved by the Lessor;

                           (E) upon completion of the Capital Addition or the
                  Material Structural Work, a final as-built survey thereof reasonably satisfactory to the Lessor, if required by the Lessor;

                           (F) during and following the advance of funds and the
                 completion of the Capital Addition or the Material Structural Work, endorsements to any outstanding policy of title insurance covering the Leased Property satisfactory in form and substance to the Lessor and any Financing Party (I) updating the same without any additional exception except as may be reasonably permitted by the Lessor, (II) if applicable, including the Additional Land in the premises covered by such title insurance policy and (III) increasing the coverage thereof by an amount equal to any amount paid by the Lessor for the Additional Land plus the Fair Market Value of the Capital Addition or the Fair Market Value of the Material Structural Work (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (g) below);

                           (G) simultaneous with the initial advance of funds,
                 if appropriate, (I) an owner's policy of title insurance insuring fee simple title to any Additional Land conveyed to the Lessor pursuant to subparagraph (d) free and clear of all Liens except those approved by the Lessor and (II) a lender's policy of title insurance reasonably satisfactory in form and substance to any applicable Financing Party;

                           (H) following the completion of the Capital Addition
                  or the Material Structural Work, if reasonably deemed necessary by the Lessor, an appraisal of the Leased Property by an M.A.I. appraiser acceptable to the Lessor, which states that the Fair Market Value of the Leased Property upon completion of the Capital Addition or the Material Structural Work exceeds the Fair Market Value of the Leased Property prior to the commencement of the construction of such Capital Addition or Material Structural Work by an amount not less than one hundred percent (100%) of the Capital Addition Cost or the cost of the Material Structural Work; and

                           (I) during or following the advancement of funds,
                 prints of architectural and engineering drawings relating to the Capital Addition or the Material Structural Work and such other materials, including, without limitation, endorsements to the title insurance policies (insuring the Lessor and any applicable Financing Party with respect to the Leased Property) contemplated by subsection (f) above, opinions of counsel, appraisals, surveys, certified copies of duly adopted resolu tions of the board of directors of the Lessee authorizing the execution and delivery of the lease amendment and any other documents and instruments as may be reasonably required by the Lessor and any applicable Financing Party.

                 9.3.3 PAYMENT OF COSTS. By virtue of making a request to finance a Capital Addition or any Material Structural Work, whether or not such financing is actually consummated, the Lessee shall be deemed to have agreed to pay, upon demand, all costs and expenses reasonably incurred by the Lessor and any Person participating with the Lessor in any way in the financing of the Capital Addition or Material Structural Work, including, but not limited to (A) fees and expenses of their respective attorneys, (B) all photocopying expenses, if any, (C) the amount of any filing, registration and recording taxes and fees, (D) documentary stamp taxes and intangible taxes and (E) title insurance charges and appraisal fees.

         9.4 GENERAL LIMITATIONS. Without in any way limiting the Lessor's options with respect to proposed Capital Additions or Material Structural Work,
(A) no Capital Addition or Material Structural Work shall be completed that could, upon completion, significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property, or significantly impair the revenue-producing capability of the Leased Property, or adversely affect the ability of the Lessee to comply with the terms of this Lease, (B) no Capital Addition or Material Structural Work shall be completed which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including, without limitation, tie-ins of buildings or other structures or utilities, unless the Lessee shall have obtained the prior written approval of the Lessor, which approval may be withheld in the Lessor's sole and absolute discretion and (C) all proposed Capital Additions and Material Structural Work shall be architecturally integrated and consistent with the Leased Property.

         9.5 NON-CAPITAL ADDITIONS. The Lessee shall have the obligation and right to make repairs, replacements and alterations which are not Capital Additions as required by the other Sections of this Lease, but in so doing, the Lessee shall always comply with and satisfy the conditions of Sections 9.2.1,
9.2.5 and 9.4, mutatis, mutandis. The Lessee shall have the right, from time to time, to make additions, modifications or improvements to the Leased Property which do not constitute Capital Additions or Material Structural Work as it may deem to be desirable or necessary for its uses and purposes, subject to the same limits and conditions imposed under Sections 9.2.1, 9.2.5 and 9.4. The cost of any such repair, replacement, alteration, addition, modification or improvement shall be paid by the Lessee and the results thereof shall be included under the terms of this Lease and become a part of the Leased Property, without payment therefor by the Lessor at any time. Notwithstanding the foregoing, all such additions, modifications and improvements which affect the structure of any of the Leased Improvements, or which involve the expenditure of more than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) in any consecutive twelve (12) month period, shall be undertaken only upon compliance with the provisions of Section 13.1, all Legal Requirements and all other applicable requirements of this Lease; provided, however, that in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such additions, modifications and improvements as may be necessary in order to address such emergency without the Lessor's prior approval, as long as the Lessee immediately thereafter advises the Lessor of such emergency and the nature and scope of the additions, modifications and improvements performed and obtains the Lessor's approval of the remaining work to be completed.

         9.6 PERMITTED WORK. Notwithstanding Section 9.1 above, the Lessee shall have the right to perform Permitted Work (as defined below) without the Lessor's prior approval or consent as long as the Lessee gives to the Lessor prior notice that the Lessee is undertaking such Permitted Work and provides the Lessor with reasonably detailed plans and specifications describing the work to be done. "Permitted Work" shall mean work to the Leased Improvements which will not affect any of the structural elements of the Leased Improvements and which, in the aggregate, costs less than FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) during any consecutive twelve (12) month period. Any work to the Facility, regardless of cost, which (A) will affect any structural element of any of the Leased Improvements and (B) is not otherwise subject to an approval of the Lessor pursuant to any other provision of this Lease, shall still require the prior written consent of the Lessor, which consent may be withheld by the Lessor in its sole and absolute discretion.

                                   ARTICLE 10

                         WARRANTIES AND REPRESENTATIONS

         10.1 REPRESENTATIONS AND WARRANTIES. The Lessee hereby represents and warrants to, and covenants and agrees with, the Lessor that:

                 10.1.1 EXISTENCE; POWER; QUALIFICATION. The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Lessee has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as presently conducted and as proposed to be conducted. As of the date of this Lease, the Lessee does not have any Subsidiaries and the Lessee is not a member of any partnership or joint venture (except for each of the limited partnerships which have been created with the Lessor's approval to be the sublessees of the facilities known as Clare Bridge of Fort Myers, Florida and Clare Bridge of Tampa, Florida, and Clare Bridge of Jacksonville, Florida, respectively). Attached hereto as EXHIBIT C is a true and correct list of all of the shareholders of the Lessee and their respective ownership interests in the Lessee.

                 10.1.2 VALID AND BINDING. The Lessee is duly authorized to make and enter into all of the Lease Documents to which the Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which the Lessee is a party have been duly executed and delivered by the Lessee, and each is a legal, valid and binding obligation of the Lessee, enforceable in accordance with its terms.

                 10.1.3 SINGLE PURPOSE. The Lessee is, and during the entire time that this Lease remains in force and effect the Lessee and any other Acceptable Licensed Operator (other than the Guarantor or Current Manager, if other than the Guarantor) shall be, engaged in no business, trade or activity other than the [CONSTRUCTION OF THE RENOVATIONS IN ACCORDANCE WITH THE TERMS OF THE RENOVATION ESCROW AGREEMENTS OF EVEN DATE BY AND BETWEEN THE LESSOR AND THE LESSEE, THE] operation of the Leased Property for the Primary Intended Use and the Other Permitted Uses, [AND/OR THE DEVELOPMENT, OWNERSHIP] and/or the lease and operation of other assisted living facilities and/or Alzheimer's dementia care facilities where the Lessor or some other Meditrust Entity is the owner, lessor or holder of a first priority fee mortgage on such other facility.

                 10.1.4 NO VIOLATION. The execution, delivery and performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any member of the Leasing Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing Group is a party or by which any member of the Leasing Group or the Leased Property may be bound or affected and do not violate or contravene any Legal Requirement.

                 10.1.5 CONSENTS AND APPROVALS. Except as already obtained or filed, or except as otherwise expressly contemplated in any of the Lease Documents, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of any of the Lease Documents by any member of the Leasing Group and the performance of such member's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery by the Lessor of the Lease Documents to which it is a party) and the first priority of any Liens granted under the Lease Documents, except the filing of the Financing Statements.

                  10.1.6 NO LIENS OR INSOLVENCY PROCEEDINGS. Each member of the Leasing Group is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency or bankruptcy proceedings, pending or, to the best of the Lessee's knowledge and belief, threatened:

                           (A) against or affecting any member of the Leasing
                  Group, which if adversely resolved to such member of the Leasing Group, would materially adversely affect the ability of any of the foregoing to perform their respective obligations under the Lease Documents;

                           (B) against or affecting the Leased Property or the
                  ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

                           (C) which may involve or affect the validity,
                  priority or enforceability of any of the Lease Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

                  10.1.7 NO BURDENSOME AGREEMENTS. No member of the Leasing Group is a party to any agreement the terms of which now have, or, as far as can be reasonably foreseen, may have, a material adverse affect on its respective financial condition or business or [ON THE DEVELOPMENT OR] operation of the Leased Property for its Primary Intended Use or any Other Permitted Use.

                  10.1.8 COMMERCIAL ACTS. The Lessee's performance of and compliance with the obligations and conditions set forth herein and in the other Lease Documents will constitute commercial acts done and performed for commercial purposes.

                  10.1.9 ADEQUATE CAPITAL, NOT INSOLVENT. After giving effect to the consummation of the transactions contemplated by the Lease Documents, each of the Lessee and the Guarantor, taken as a whole:

                           (A) will be able to pay its debts as they become due;

                           (B) will have sufficient funds and capital to carry
                  on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Lease Documents);

                           (C) will own property having a value both at fair
                  valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

                           (D) will not be rendered insolvent as determined by
                  applicable law.

                  10.1.10 NOT DELINQUENT. No member of the Leasing Group is delinquent or claimed to be delinquent under any obligation for the payment of borrowed money in excess of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00).

                  10.1.11 NO AFFILIATE DEBT. The Lessee has not created, incurred, guaranteed, endorsed, assumed or suffered to exist any liability (whether direct or contingent) for borrowed money from the Guarantor (or any of its Affiliates) or any Affiliate of the Lessee that is not fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement.

                  10.1.12 TAXES CURRENT. Each member of the Leasing Group (A) has filed all federal, state and local tax returns which are required to be filed and as to which extensions are not currently in effect and
         (B) has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) (I) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by each such member of the Leasing Group and (II) for which non-payment could result in assessment of a penalty against (1) such member of the Leasing Group other than the Guarantor in excess of ONE THOUSAND AND NO/100 DOLLARS ($1,000.00) or (2) the Guarantor in excess of FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00). No tax liability has been asserted by the Internal Revenue Service against any member of the Leasing Group or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid.

                  10.1.13 FINANCIALS COMPLETE AND ACCURATE. The financial statements of each member of the Leasing Group given to the Lessor in connection with the execution and delivery of the Lease Documents were true, complete and accurate, in all material respects, and fairly presented the financial condition of each such member of the Leasing Group as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all material liabilities. There has been no material adverse change since such date with respect to the Tangible Net Worth of any member of the Leasing Group or with respect to any other matters contained in such financial statements, nor have any additional material liabilities, including, without limitation, contingent liabilities, of any member of the Leasing Group arisen or been incurred or asserted since such date. The projections heretofore delivered to the Lessor continue to be reasonable (with respect to the material assumptions upon which such projections are based) and the Lessee reasonably anticipates the results projected therein will be achieved, there having been (A) no material adverse change in the business, assets or condition, financial or otherwise of any member of the Leasing Group or the Leased Property and (B) no material depletion of the cash or decrease in working capital of any member of the Leasing Group.

                  10.1.14      PENDING ACTIONS, NOTICES AND REPORTS.

                  (A) There is no action or investigation pending or, to the best knowledge and belief of the Lessee, threatened, anticipated or contemplated (nor, to the knowledge of the Lessee, is there any reasonable basis therefor) against or affecting the Leased Property or any member of the Leasing Group (or any Affiliate thereof) before any Governmental Authority, Accreditation Body or Third Party Payor which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of the Lessee or the Guarantor or the Leased Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Use and any action to transfer or relocate any such Permit to a location other than the Leased Property) or any material impairment of the right or ability of the Lessee or the Guarantor to carry on its operations as presently conducted or proposed to be conducted or which may materially adversely impact reimbursement to the Lessee for services rendered to beneficiaries of Third Party Payor Programs.

                  (B) Neither the Facility nor any member of the Leasing Group has received any notice of any claim, requirement or demand of any Governmental Authority, Accreditation Body, Third Party Payor or any insurance body having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over the Leased Property to rework or redesign the Leased Property, its professional staff or its professional services, procedures or practices in any material respect or to provide additional furniture, fixtures, equipment or inventory or to otherwise take action so as to make the Leased Property conform to or comply with any Legal Requirement;

                  (C) The most recent utilization reviews, if any, relating to the Leased Property by all applicable Third Party Payors, Accreditation Bodies and Governmental Authorities and reviews or scrutiny by any managed care or utilization review companies have not had a material adverse impact on the utilization of units or programs at the Leased Property. No claims or assertions have been made in any utilization review that any of the practices or procedures used at the Leased Property are improper or inappropriate other than such claims or assertions which singly and in the aggregate will not have a material adverse impact on the Leased Property; and

                  (D) If applicable, the Lessee has delivered or caused to be delivered to the Lessor true and correct copies of all licenses, inspection surveys and accreditation reviews relating to the Leased Property, issued by any Governmental Authority or Accreditation Body during the most recent licensing period, together with all plans of correction relating thereto.

                  10.1.15 COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS.

                  (A) The Lessee and the Leased Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession and operation thereof comply with all applicable Legal Requirements and there is no claim of any violation thereof known to the Lessee which could have a material adverse effect on the Leased Property or the Lessee. Without limiting the foregoing, the Acceptable Licensed Operator is or will become the licensed operator of the Facility, the Acceptable Licensed Operator has or will obtain all Permits that are necessary to operate the Leased Property in accordance with its Primary Intended Use and the Other Permitted Uses, if any, and all such Permits are in full force and effect to the extent issued prior to the date hereof.

                  (B) Except as previously delivered to the Lessor pursuant to
         Section 10.1.14(d) hereof, there are no outstanding notices of deficiencies, notices of proposed action or orders of any kind relating to the Leased Property issued by any Governmental Authority requiring conformity to any of the Legal Requirements and which could have a material adverse effect on the Leased Property or the Lessee.

                  10.1.16 NO ACTION BY GOVERNMENTAL AUTHORITY. There is no action pending or, to the best knowledge and belief of the Lessee, recommended, by any Governmental Authority or Accreditation Body to revoke, repeal, cancel, modify, withdraw or suspend any Permit or Contract or to take any other action of any other type which could have a material adverse effect on the Leased Property.

                  10.1.17 PROPERTY MATTERS.

                  (A) The Leased Property is free and clear of agreements, covenants and Liens, except those agreements, covenants and Liens to which this Lease is expressly subject, whether presently existing, as are listed on EXHIBIT B or were listed on the UCC lien search results delivered to the Lessor at or prior to the execution and delivery of this Lease (and were not required to be terminated as a condition of the execution and delivery of this Lease), or which may hereafter be created in accordance with the terms hereof (collectively referred to herein as the "Permitted Encumbrances"); and the Lessee shall warrant and defend the Lessor's title to the Leased Property against any and all claims and demands of every kind and nature whatsoever, subject to the Permitted Exceptions;

                  (B) There is no Condemnation or similar proceeding pending with respect to or affecting the Leased Property, and the Lessee is not aware, to the best of the Lessee's knowledge and belief, that any such proceeding is contemplated;

                  (C) No part of the Collateral or the Leased Property has been damaged by any fire or other casualty. The Leased Improvements, Fixtures and Tangible Personal Property are [AND, UPON COMPLETION OF THE CONSTRUCTION OF THE RENOVATIONS, WILL BE] in good operating condition and repair, ordinary wear and tear excepted, free from known defects in construction or design;

                  (D) All buildings, facilities and other improvements necessary, both legally and practically, for the proper and efficient operation of the Facility are [AND, UPON COMPLETION OF THE CONSTRUCTION OF THE RENOVATIONS, WILL BE] located upon the Leased Property and all real property and personal property currently utilized by the Lessee is included within the definition of the Leased Property or the Collateral;

                  (E) The Leased Property abuts on and has direct vehicular access to a public road or access to a public road via permanent, irrevocable, appurtenant easements;

                  (F) The Leased Property constitutes a separate parcel for real estate tax purposes and no portion of any real property that does not constitute a portion of the Leased Property is part of the same tax parcel as any part of the Leased Property;

                  (G) All utilities necessary for the use and operation of the Facility are [AND, UPON COMPLETION OF THE CONSTRUCTION OF THE RENOVATIONS, WILL BE] available to the lot lines of the Leased
         Property:

                           (I)   in sufficient supply and capacity;

                           (II) through validly created and existing easements of record appurtenant to or encumbering the Leased Property (which easements shall not impede or restrict the [CONSTRUCTION OF THE RENOVATIONS OR THE] operation of the Facility); and

                           (III) without need for any Permits and/or Contracts
                  to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown to the satisfaction of the Lessor to be readily obtainable; and

                  (H) Except as may be shown on the survey of the Leased Property that has been reviewed and approved by the Lessor, the Lessee has made no structural alterations or improvements to any of the Leased Improvements that changed the foot-print of any of the Leased Improvements, added an additional story to any of the Leased Improvements, decreased the amount of parking available on the Leased Property or otherwise involved any alteration which would be regulated by applicable zoning requirements.

                  10.1.18      THIRD PARTY PAYOR AGREEMENTS.

                  (A) The Lessee, the Acceptable Licensed Operator (as applicable) or the Facility is [, OR WILL BE AFTER COMPLETION OF THE RENOVATIONS] fully qualified as a provider of services under and participates in all Third Party Payor Programs and referral programs as is necessary for the prudent operation of the Facility in the Lessee's good faith exercise of commercially reasonable business judgment.

                  (B) Attached hereto as EXHIBIT D is a list of national accounts and local discount agreements, which constitute all of the agreements between the Lessee or the Facility, on the one hand, and Third Party Payors on the other hand, pursuant to which the Lessee or the Facility agrees to provide services based on a discount factor from the rates regularly charged for services rendered by the Lessee or the Facility.

                  (C) No member of the Leasing Group, nor the Facility has any rate appeal currently pending before any Governmental Authority or any administrator of any Third Party Payor Program or any other referral source other than such appeals which, if determined adversely to any member of the Leasing Group or the Facility would not have a materially adverse effect, either singly or in the aggregate, on the financial condition of any member of the Leasing Group or the Facility.

                  (D) All cost reports and financial reports submitted to any Third Party Payor with respect to the Facility by any member of the Leasing Group have been materially accurate and complete and have not been misleading in any material respect. As a result of any audits by any Third Party Payor, there are no related recoupment claims made or contests pending or threatened other than such recoupment claims or contests which, if determined adversely to any member of the Leasing Group or the Facility, would not have a materially adverse effect, either singly or in the aggregate, on the financial condition of any member of the Leasing Group or the Facility. As of the date hereof, no cost reports for the Facility remain open or unsettled other than those listed on EXHIBIT E.

                  10.1.19 RATE LIMITATIONS. Except as disclosed on EXHIBIT F, the State currently imposes no restrictions or limitations on rates which may be charged to private pay residents receiving services at the Facility.

                  10.1.20 FREE CARE. Except as disclosed on EXHIBIT G, there are no Contracts, Permits or Legal Requirements which require that [, EITHER CONCURRENTLY OR UPON COMPLETION OF CONSTRUCTION OF THE RENOVATIONS,] a percentage of units or slots in any program at the Facility be reserved for Medicaid or Medicare eligible patients or that the Facility provide a certain amount of welfare, free or charity care or discounted or government assisted resident care.

                  10.1.21 NO PROPOSED CHANGES. The Lessee has no actual knowledge of any Legal Requirements which have been enacted, promulgated or issued within the eighteen (18) months preceding the date of this Lease or any proposed Legal Requirements currently pending in the State which may materially adversely affect rates at the Facility (or any program operated in conjunction with the Facility) or the imposition of Medicaid, Medicare, charity, free care, welfare or other discounted or government assisted residents at the Facility or require that the Lessee or the Facility obtain a certificate of need,
         Section 1122 approval or the equivalent, which the Lessee or the Facility does not currently possess.

                  10.1.22 ERISA. No employee pension benefit plan maintained by any member of the Leasing Group has any accumulated funding deficiency within the meaning of the ERISA, nor does any member of the Leasing Group have any material liability to the PBGC established under ERISA (or any successor thereto) in connection with any employee pension benefit plan (or other class of benefit which the PBGC has elected to insure), and there have been no "reportable events" (not waived) or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as now or hereafter amended, respectively.

                  10.1.23 NO BROKER. No member of the Leasing Group nor any of their respective Affiliates has dealt with any broker or agent in connection with the transactions contemplated by the Lease Documents. The Lessor hereby represents and warrants to the Lessee that no Meditrust Entity has dealt with any broker or agent in connection with the transactions contemplated by the Lease Documents.

                  10.1.24 NO IMPROPER PAYMENTS. No member of the Leasing Group nor, to the best knowledge of the Lessee, any of their respective Affiliates (other than individuals who are not acting on behalf of any such non-individual Affiliates) has:

                  (A) made any contributions, payments or gifts of its funds or property to or for the private use of any government official, employee, agent or other Person where either the payment or the purpose of such contribution, payment or gifts is illegal under the laws of the United States, any state thereof or any other jurisdiction (foreign or domestic);

                  (B) established or maintained any unrecorded fund or asset for any purpose or has made any false or artificial entries on any of its books or records for any reason;

                  (C) made any payments to any Person with the intention or understanding that any part of such payment was to be used for any other purpose other than that described in the documents supporting the payment; or

                  (D) made any contribution, or has reimbursed any political gift or contribution made by any other Person, to candidates for public office, whether federal, state or local, where such contribution would be in violation of applicable law.

                  10.1.25 NOTHING OMITTED.

                  (A) Neither this Lease, nor any of the other Lease Documents, nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial condition of any member of the Leasing Group, furnished to or to be furnished to the Lessor or its attorneys in connection with the transactions contemplated by the Lease Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading.

                  (B) There is no fact within the special knowledge of the Lessee which has not been disclosed herein or in writing to the Lessor that materially adversely affects, or in the future, insofar as the Lessee can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of any member of the Leasing Group or the Leased Property.

                  10.1.26 NO MARGIN SECURITY. The Lessee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Meditrust Investment will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System. The Lessee is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  10.1.27 NO DEFAULT. No event or state of facts which constitutes, or which, with notice or lapse of time, or both, could constitute, a Lease Default has occurred and is continuing.

                  10.1.28 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of the Lessee is located at 450 N. Sunnyslope Road, Suite 300, Brookfield, Wisconsin 53005 (the "Principal Place of Business").

                  10.1.29 LABOR MATTERS. There are no proceedings now pending, nor, to the best of the Lessee's knowledge, threatened with respect to the operation of the Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and no member of the Leasing Group has experienced any material controversy with any Facility administrator or other employee of similar stature or with any labor organization.

                  10.1.30 INTELLECTUAL PROPERTY. The Lessee is duly licensed or authorized to use all (if any) copyrights, rights of reproduction, trademarks, trade-names, trademark applications, service marks, patent applications, patents and patent license rights, (all whether registered or unregistered, U.S. or foreign), inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how and trade secrets which are used in or necessary for the operation of the Facility in accordance with its Primary Intended Use, without conflict with or infringement of any, and subject to no restriction, lien, encumbrance, right, title or interest in others.

                  10.1.31 MANAGEMENT AGREEMENTS. There is no Management Agreement in force and effect as of the date hereof other than the Current Management Agreement.

                  10.1.32 FISCAL YEAR. The fiscal year of each of the Lessee and the Guarantor is the Fiscal Year.

                  10.1.33 RATES. The Lessee or the Facility, as the case may be, currently charge those rates for private pay residents set forth on EXHIBIT H, all of which rates are legal, valid and enforceable rates.

         10.2 CONTINUING EFFECT OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Lease and the other Lease Documents shall constitute continuing representations and warranties which shall remain true, correct and complete throughout the Term. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Lease, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of the Lessee, the representations and warranties contained in Sections 10.1.6, 10.1.7, 10.1.10, 10.1.14, 10.1.15, 10.1.17(b), 10.1.17(c), 10.1.18(b),
10.1.18(c), 10.1.19, 10.1.20, 10.1.21, 10.1.22, 10.1.25(b), 10.1.28, 10.1.29, in
the second sentence of Section 10.1.12, in the second and third sentences of
Section 10.1.13, and in the second and third sentences of Section 10.1.18(d) shall not constitute continuing representations and warranties throughout the Term.

                                   ARTICLE 11

                          FINANCIAL AND OTHER COVENANTS

         11.1 STATUS CERTIFICATES. At any time, and from time to time, upon request from the Lessor, the Lessee shall furnish to the Lessor, within ten (10) Business Days' after receipt of such request, an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any Officer's Certificate furnished pursuant to this Section shall be addressed to any prospective purchaser or mortgagee of the Leased Property as the Lessor


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

may request and may be relied upon by the Lessor and any such prospective purchaser or mortgagee of the Leased Property.

         11.2 FINANCIAL STATEMENTS; REPORTS; NOTICE AND INFORMATION.

                  11.2.1 OBLIGATION TO FURNISH. The Lessee will furnish and shall cause to be furnished to the Lessor the following statements, information and other materials:

                           (A) ANNUAL STATEMENTS. Within ninety (90) days after
                  the end of each of their respective fiscal years, (I) a copy of the Consolidated Financials for each of (X) the Lessee, (Y) the Guarantor and (Z) any other Acceptable Licensed Operator for the preceding fiscal year, certified and audited (only with respect to the Guarantor) by, and with the unqualified opinion of, independent certified public accountants from a nationally recognized public accounting firm (it being hereby acknowledged that KPMG Peat Marwick is acceptable for this purpose) and certified as true and correct by the Lessee, the Guarantor or the applicable Acceptable Licensed Operator, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for the Lessee and for any other Acceptable Licensed Operator shall include a detailed income statement for Leased Property as of the last day of such fiscal year and an unaudited statement of earnings from the Leased Property for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of the Leased Property); (II) separate statements, certified as true and correct by the Lessee, the Guarantor and any other Acceptable Licensed Operator, stating whether, to the best of the signer's knowledge and belief after making due inquiry, the Lessee, the Guarantor or such Acceptable Licensed Operator, as the case may be, is in default in the performance or observance of any of the terms of this Lease or any of the other Lease Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; (III) a copy of all letters from the independent certified accountants engaged to perform the annual audits referred to above, directed to the management of the Lessee, the Guarantor or any other Acceptable Licensed Operator, as the case may be, regarding the existence of any reportable conditions or material weaknesses and (IV) a statement certified as true and correct by the Lessee setting forth any and all Subleases (excluding Resident Agreements) as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Sublessees thereunder, the respective expiration dates of such Subleases, the respective rentals provided for therein, and such other information pertaining to such Subleases as may be reasonably requested by the Lessor and (V) evidence satisfactory to the Lessor that the Lessee has fulfilled its obligation to make the Annual Facility Upgrade Expenditure in accordance with the provisions of Section 8.1.4. Notwithstanding any provisions of this Section 11.2.1(a) to the contrary, the Lessee may provide the Lessor with Consolidated Financials covering each of the Lessee, the Guarantor and any other Acceptable Licensed Operator in accordance with the aforementioned


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

                  provisions; provided, however, the Lessee shall provide the Lessor with a separate detailed balance sheet and an unaudited statement of earnings for the Leased Property.

                           (B) MONTHLY STATEMENTS OF LESSEE. Within thirty (30)
                  days after the end of each calendar month during the pendency of this Lease, (I) an unaudited, detailed month and year to date income and expense statement for the Leased Property which shall include a comparison to corresponding budget figures, occupancy statistics (including the actual number of residents, the number of units available and total patient days for such month) and resident mix breakdowns (for each resident day during such month classifying residents by the type of care required and source of payment) and (II) an express written calculation showing the compliance or non-compliance, as the case may be, with the specific financial covenants set forth in Section 11.3 for the applicable period, including, with respect to the calculation of the Lessee's Rent Coverage Ratio, a schedule substantially in the form attached hereto as EXHIBIT I (which calculation with respect to the Lessee's Rent Coverage Ratio shall be provided only within thirty (30) days after the end of each Fiscal Year).

                           (C) [INTENTIONALLY OMITTED].

                           (D) QUARTERLY STATEMENTS OF THE GUARANTOR. Within
                  forty-five (45) days after the end of each Fiscal Quarter ending March 31, June 30 and September 30 respectively, all 10Q reports required to be filed with the Securities and Exchange Commission for the Guarantor, certified as true and correct by the Guarantor.

                           (E) PERMITS AND CONTRACTS. Promptly after the
                  issuance or the execution thereof, as the case may be, true and complete copies of (I) all Permits which constitute operating licenses for the Facility issued by any Governmental Authority having jurisdiction over assisted living matters and
                  (II) Contracts (involving payments in the aggregate in excess of $100,000 per annum), including, without limitation, all Provider Agreements.

                           (F) CONTRACT NOTICES. Promptly after the receipt
                  thereof, true and complete copies of any notices, consents, terminations or statements of any kind or nature relating to any of the Contracts (involving payments in the aggregate in excess of $100,000 per annum) other than those issued in the ordinary course of business.

                           (G) PERMIT OR CONTRACT DEFAULTS. Promptly after the
                  receipt thereof, true and complete copies of all surveys, follow-up surveys, licensing surveys, complaint surveys, examinations, compliance certificates, inspection reports, statements (other than those statements that are issued in the ordinary course of business), terminations and notices of any kind (other than those notices that are furnished in the ordinary course of business) issued or provided to the Lessee or any other Acceptable Licensed


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

                  Operator by any Governmental Authority, Accreditation Body or any Third Party Payor, including, without limitation, any notices pertaining to any delinquency in, or proposed revision of, the Lessee's or any Acceptable Licensed Operator's obligations under the terms and conditions of any Permits or Contracts now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor and the response(s) thereto made by or on behalf of the Lessee or any Acceptable Licensed Operator.

                           (H) OFFICIAL REPORTS. Upon completion or filing
                  thereof, complete copies of all applications (other than those that are furnished in the ordinary course of business), notices (other than those that are furnished in the ordinary course of business), statements, annual reports, cost reports and other reports or filings of any kind (other than those that are furnished in the ordinary course of business) provided by the Lessee or any other Acceptable Licensed Operator to any Governmental Authority, Accreditation Body or any Third Party Payor with respect to the Leased Property.

                           (I) OTHER INFORMATION. With reasonable promptness,
                  such other information as the Lessor may from time to time reasonably request respecting (I) the financial condition and affairs of each member of the Leasing Group and the Leased Property and (II) the licensing and operation of the Leased Property; including, without limitation, audited financial statements, certificates and consents from accountants and all other financial and licensing/operational information as may be required or requested by any Governmental Authority.

                           (J) DEFAULT CONDITIONS. As soon as possible, and in
                  any event within five (5) Business Days after the occurrence of any Lease Default, or any event or circumstance which, with the giving of notice or the passage of time, or both, could constitute a Lease Default, a written statement of the Lessee setting forth the details of such Lease Default, event or circumstance and the action which the Lessee proposes to take with respect thereto.

                           (K) OFFICIAL ACTIONS. Promptly after the commencement
                  thereof, notice of all actions, suits and proceedings before any Governmental Authority or Accreditation Body which could have a material adverse effect on (I) any member of the Leasing Group to perform any of its obligations under any of the Lease Documents or (II) the Leased Property.

                           (L) AUDIT REPORTS. Promptly after receipt, a copy of
                  all audits or reports submitted to any member of the Leasing Group by any independent public accountant in connection with any annual, special or interim audits of the books of any such member of the Leasing Group and, if requested by the Lessor, any letter of comments


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

                  directed by such accountant to the management of any such member of the Leasing Group.

                           (M) ADVERSE DEVELOPMENTS. Promptly after the Lessee
                  acquires knowledge thereof, written notice of:

                                    (I)      the potential termination of any
                                             Permit or Provider Agreement
                                             necessary for the [CONSTRUCTION OF
                                             THE RENOVATIONS AND/OR] operation
                                             of the Leased Property;

                                    (II)     any loss, damage or destruction to
                                             or of the Leased Property in excess
                                             of FIFTY THOUSAND AND NO/100
                                             DOLLARS ($50,000.00) occurring
                                             within any twelve (12) month period
                                             (regardless of whether the same is
                                             covered by insurance);

                                    (III)    any material controversy involving
                                             the Lessee or any other Acceptable
                                             Licensed Operator;

                                    (IV)     any controversy that calls into
                                             question the eligibility of the
                                             Lessee, any other Acceptable
                                             Licensed Operator or the Facility
                                             for the participation in any
                                             Medicaid, Medicare or other Third
                                             Party Payor Program;

                                    (V)      any refusal of reimbursement by any
                                             Third Party Payor which, singularly
                                             or together with all other such
                                             refusals by any Third Party Payors,
                                             could have a material adverse
                                             effect on the financial condition
                                             of the Lessee or any other
                                             Acceptable Licensed Operator; and

                                    (VI)     any fact within the special
                                             knowledge of any member of the
                                             Leasing Group, or any other
                                             development in the business or
                                             affairs of any member of the
                                             Leasing Group, which may be
                                             materially adverse to the business,
                                             properties, assets or condition,
                                             financial or otherwise, of any
                                             member of the Leasing Group or the
                                             Leased Property.

                           (N) INTENTIONALLY OMITTED.

                           (O) RESPONSES TO INSPECTION REPORTS. Within thirty
                  (30) days after receipt of an inspection report relating to the Leased Property from the Lessor, a written response describing in detail prepared plans to address concerns raised by the inspection report.


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

                           (P) PUBLIC INFORMATION. Upon the completion or
                  filing, mailing or other delivery thereof, complete copies of all financial statements, reports, notices and proxy statements, if any, sent by any member of the Leasing Group (which is a publicly held corporation) to its shareholders and of all reports, if any, filed by any member of the Leasing Group (which is a publicly held corporation) with any securities exchange or with the Securities Exchange Commission.

                           (Q) ANNUAL BUDGETS. At least thirty (30) days prior
                  to the end of each Fiscal Year, the Lessee, any Sublessee and/or any Manager shall submit to the Lessor a preliminary annual financial budget for the Facility for the next Fiscal Year, a preliminary capital expenditures budget for the Facility for the next Fiscal Year and a report detailing the capital expenditures made in the then current Fiscal Year and on or before the end of the first month of each Fiscal Year, the Lessee, any Sublessee and/or any Manager shall submit to the Lessor revised finalized versions of such budgets and report.

                  11.2.2 RESPONSIBLE OFFICER. Any certificate, instrument, notice, or other document to be provided to the Lessor hereunder by any member of the Leasing Group shall be signed by an executive officer of such member (in the event that any of the foregoing is not an individual), having a position of Vice President or higher and with respect to financial matters, any such certificate, instrument, notice or other document shall be signed by the chief financial officer of such member.

                  11.2.3 NO MATERIAL OMISSION. No certificate, instrument, notice or other document, including without limitation, any financial statements furnished or to be furnished to the Lessor pursuant to the terms hereof or of any of the other Lease Documents shall contain any untrue statement of a material fact or shall omit to state any material fact necessary in order to prevent all statements contained therein from being misleading.

                  11.2.4 CONFIDENTIALITY. The Lessor shall not disclose any information received pursuant to the provisions of the Lease Documents to any competitor of the Lessee and shall afford any such information the same degree of confidentiality that the Lessor affords similar information proprietary to the Lessor; provided, however, that the Lessor does not in any way warrant or represent that such information received from any member of the Leasing Group shall remain confidential (and shall not be liable in any way for any subsequent disclosure of such information by any Person that the Lessor has provided such information in accordance with the terms hereof, including, without limitation, a disclosure by such Person to any competitor of the Lessee) and provided, further, that the Lessor shall have the unconditional right to (A) disclose any such information as the Lessor deems necessary or appropriate in connection with any sale, transfer, conveyance, participation or assignment of the Leased Property or any of the Lease Documents or any interest therein and (B) use such information in any litigation or arbitration proceeding between the Lessor and any member of the Leasing Group. Without limiting the foregoing, the Lessor may also utilize


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

         any information furnished to it hereunder as and to the extent (I) counsel to the Lessor determines that such utilization is necessary pursuant to 15 U.S.C. 77a-77aa or 15 U.S.C. 78a-78jj and the rules and regulations promulgated thereunder, (II) the Lessor is required or requested by any Governmental Authority to disclose any such information and/or (III) the Lessor is requested to disclose any such information by any of the Meditrust Entities' lenders or potential lenders. The Lessor shall not be liable in any way for any subsequent disclosure of such information by any Person to whom the Lessor provided such information in accordance with the terms hereof. Nevertheless, in connection with any such disclosure, the Lessor shall inform the recipient of any such information of the confidential nature thereof. The Lessor shall observe any prohibitions or limitations on the disclosure of any such information under applicable confidentiality law or regulations, to the extent that the same are applicable to such information, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege.

         11.3 FINANCIAL COVENANTS. The Lessee covenants and agrees that, throughout the Term and as long as the Lessee is in possession of the Leased
Property:

                  11.3.1 RENT COVERAGE RATIO. The Lessee shall comply with the provisions of the Agreement Regarding Related Lease Transactions pertaining to Rent Coverage Ratio.

                  11.3.2 [INTENTIONALLY OMITTED].

                  11.3.3 [INTENTIONALLY OMITTED].

                  11.3.4 [INTENTIONALLY OMITTED].

                  11.3.5 CURRENT RATIO - GUARANTOR. The Guarantor shall achieve, as of December 31, 1997, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 0.5 to 1 and, as of December 31 of each year thereafter during the Term, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1.0 to 1; provided however that if a Permitted Transaction (as defined in Section 16.1(h)(vi)) occurs, or if increased ratios are triggered by a Permitted Merger pursuant to Section 16.1(i), then such ratios shall increase to 1.0 to 1.0 and 1.2 to 1.0, respectively.

                  11.3.6 NET WORTH OF GUARANTOR AFTER A PERMITTED TRANSACTION OR PERMITTED MERGER. From and after the occurrence of a Permitted Transaction or if triggered by a Permitted Merger pursuant to Section 16.1(i), the Guarantor shall maintain a "Net Worth" (determined in accordance with GAAP) of not less than FIFTY-FIVE MILLION DOLLARS ($55,000,000.00).


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

                  11.3.7 TANGIBLE NET WORTH - GUARANTOR. The Guarantor shall maintain, at all times, a Tangible Net Worth of not less than FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00).

                  11.3.8 NO INDEBTEDNESS. The Lessee shall not create, incur, assume or suffer to exist any liability for borrowed money except (I) Indebtedness to the Lessor under the Lease Documents and, (II) Impositions allowed pursuant to the provisions of the Lease, (III) unsecured normal trade debt incurred upon customary terms in the ordinary course of business, (IV) Indebtedness created in connection with any financing of any Capital Addition, provided, that each such financing has been approved by the Lessor in accordance with the terms of Article 9 hereof, (V) Indebtedness to any Affiliate, provided, that, such Indebtedness is fully subordinated to the Lease Obligations pursuant to the Affiliated Party Subordination Agreement, (VI) other Indebtedness of the Lessee in the aggregate amount not to exceed TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) incurred, for the exclusive use of the Leased Property, on account of purchase money indebtedness or finance lease arrangements, each of which shall not exceed the fair market value of the assets or property acquired or leased and shall not extend to any assets or property other than those purchased or leased and (VII) purchase money security interests in equipment and equipment leases which comply with the provisions of
         Section 6.1.2.

                  11.3.9 NO GUARANTIES. The Lessee shall not assume, guarantee, endorse, contingently agree to purchase or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise to invest in any debtor or otherwise to assure any creditor against loss) in connection with any Indebtedness of any other Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         11.4 AFFIRMATIVE COVENANTS. The Lessee covenants and agrees that throughout the Term and any periods thereafter that the Lessee remains in possession of the Leased Property:

                  11.4.1 MAINTENANCE OF EXISTENCE. If the Lessee is a corporation, trust or partnership, during the entire time that this Lease remains in full force and effect, the Lessee shall keep in effect its existence and rights as a corporation, trust or partnership under the laws of the state of its incorporation or formation and its right to own property and transact business in the State.

                  11.4.2 MATERIALS. Except as provided in Section 6.1.2, the Lessee shall not suffer the use in connection with any renovations or other construction relating to the Leased Property of any materials, fixtures or equipment intended to become part of the Leased Property which are purchased upon lease or conditional bill of sale or to which the Lessee does not have absolute and unencumbered title, and the Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or


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

         purchased in connection with any such renovations or construction, subject to the Lessee's right to contest to the extent provided for in
         Article 15.

                  11.4.3 COMPLIANCE WITH LEGAL REQUIREMENTS AND APPLICABLE AGREEMENTS. The Lessee and the Leased Property and all uses thereof shall comply with (I) all Legal Requirements, (II) all Permits and Contracts, (III) all Insurance Requirements, (IV) the Lease Documents,
         (V) the Permitted Encumbrances and (VI) the Appurtenant Agreements.

                  11.4.4 BOOKS AND RECORDS. The Lessee shall cause to be kept and maintained, and shall permit the Lessor and its representatives to inspect at all reasonable times, accurate books of accounts in which complete entries will be made in accordance with GAAP reflecting all financial transactions of the Lessee (showing, at a minimum, all income and expenses of the Leased Property as a discernable component of such books of account).

                  11.4.5 PARTICIPATION IN THIRD PARTY PAYOR PROGRAMS. The Lessee and any other Acceptable Licensed Operator shall participate in all Third Party Payor Programs (which would be participated in by a prudent operator in the good faith exercise of commercially reasonable business judgment), in accordance with all requirements thereof (including, without limitation, all applicable Provider Agreements), and shall remain eligible to participate in such Third Party Payor Programs, all as shall be necessary for the prudent operation of the Facility in the good faith exercise of commercially reasonable business judgment.

                  11.4.6 CONDUCT OF ITS BUSINESS. The Lessee will maintain, and cause any Sublessee and any Manager to maintain, experienced and competent professional management with respect to its business and with respect to the Leased Property. The Lessor agrees that management by the executive officers listed on EXHIBIT J attached hereto is satisfactory for the purposes of this provision. The Lessee, any Sublessee and any Manager shall conduct, in the ordinary course, the operation of the Facility, and the Lessee and any other Acceptable Licensed Operator (other than the Guarantor, if applicable) shall not enter into any other business or venture during the Term or such time as the Lessee or any other Acceptable Licensed Operator is in possession of the Leased Property, other than the development, ownership and/or operation of any other health care facility owned or financed by any Meditrust Entity.

                  11.4.7 ADDRESS. The Lessee shall provide the Lessor thirty
         (30) days' prior written notice of any change of its Principal Place of Business from its current Principal Place of Business. The Lessee shall maintain the Collateral, including without limitation, all books and records relating to its business, solely at its Principal Place of Business and at the Leased Property. The Lessee shall not remove the Collateral, including, without limitation, any books or records relating to the Lessee's business from either the Leased Property or the Lessee's Principal Place of Business.


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

                  11.4.8 SUBORDINATION OF AFFILIATE TRANSACTIONS. Without limiting the provisions of any other Section of this Lease or the Affiliated Party Subordination Agreement, any payments to be made by the Lessee to (A) any member of the Leasing Group (or any Affiliate of any member of the Leasing Group) or (B) any Affiliate of the Lessee, in connection with any transaction between the Lessee and such Person, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any such Person (including, without limitation, all allocations of any so-called corporate or central office costs, expenses and charges of any kind or nature) or the making of any loan or other extension of credit or the making of any equity investment, shall be subordinate to the complete payment and performance of the Lease Obligations; provided, however, that all such subordinated payments may be paid at any time unless: (X) after giving effect to such payment, the Lessee shall be unable to comply with any of its obligations under any of the Lease Documents or
         (Y) a Lease Default has occurred and is continuing and has not been expressly waived in writing by the Lessor or an event or state of facts exists, which, with the giving of notice or the passage of time, or both, would constitute a Lease Default.

                  11.4.9 INSPECTION. At reasonable times and upon reasonable notice, the Lessee shall permit (and shall cause any other Acceptable Licensed Operator to permit) the Lessor and its authorized representatives (including, without limitation, the Consultants) to inspect the Leased Property as provided in Section 7.1 above.

                  11.4.10 ADDITIONAL PROPERTY. In the event that at any time during the Term, the Lessee holds the fee title to or a leasehold interest in (A) any personal property which was purchased or financed by a Meditrust Entity or which replaces any personal property purchased or financed by a Meditrust Entity or which is a Fixture or (B) any real property and such real or personal property is used as an integral part of the operation of the Leased Property (but is not subject to this Lease), the Lessee shall (I) provide the Lessor with prior notice of such acquisition and (II) shall take such actions and enter into such agreements as the Lessor shall reasonably request in order to grant the Lessor a first priority mortgage or other security interest in such real property and personal property, subject only to the Permitted Encumbrances and other Liens reasonably acceptable to the Lessor.

                  11.4.11 ACCEPTABLE LICENSED OPERATOR. In the event that the Lessee proposes that any other Acceptable Licensed Operator become the licensed operator of the Facility, the Lessee shall so advise the Lessor and, subject to the Lessor's review and approval of any applicable Sublease or Management Agreement (pursuant to which the proposed Acceptable Licensed Operator shall operate the Facility), the Lessor shall consent to such operation of the Facility by the proposed Acceptable Licensed Operator, as long as, prior to or contemporaneously with the commencement of the operation of the Facility by such proposed Acceptable Licensed Operator and without limiting any other terms and conditions of the Lease Documents, the Lessor receives (A) such evidence as the Lessor may request evidencing that the proposed Acceptable Licensed Operator has received all Permits necessary for the operation of the Facility in accordance with its Primary Intended Use,
         (B)


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

         such documents executed by the proposed Acceptable Licensed Operator as the Lessor may request to maintain and protect the Lessor's security for the Lease Obligations (including, without limitation, documents in form and substance substantially similar to the Permits Assignment and Security Agreement), (C) a copy of the proposed Acceptable Licensed Operator's articles of incorporation as certified by the Secretary of State of the state of its incorporation, (D) a certificate of the Secretary of State of the state of incorporation of the proposed Acceptable Licensed Operator to the effect that the proposed Acceptable Licensed Operator is in legal existence and good standing on the records of such Secretary of State as of the date of such Certificate,
         (E) a copy of the by-laws of the proposed Acceptable Licensed Operator as certified by the Secretary of the proposed Acceptable Licensed Operator, (F) resolutions certified by the Secretary of the proposed Acceptable Licensed Operator evidencing the execution and delivery of the documents required under this Section 11.4.11 by the Lessor and (G) if requested by the Lessor, a due authorization and enforceability opinion, addressed to the Lessor, in form and substance reasonably acceptable to the Lessor, rendered by counsel to the Lessee and the proposed Acceptable Licensed Operator, opining as to the due authorization, execution, delivery and enforceability of the documents required under this Section 11.4.11 by the Lessor.

                  11.4.12 [INTENTIONALLY OMITTED].

         11.5 ADDITIONAL NEGATIVE COVENANTS. The Lessee covenants and agrees that, throughout the Term and such time as the Lessee remains in possession of the Leased Property:

                  11.5.1 RESTRICTIONS RELATING TO LESSEE. Except as may otherwise be expressly provided in any of the other Lease Documents, the Lessee shall not, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of the Lessor:

                           (A) convey, assign, hypothecate, transfer, dispose of
                  or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in this Lease, its other assets or the Leased Property; provided, however, that this restriction shall not apply to (I) the Permitted Encumbrances that may be created after the date hereof pursuant to the Lease Documents; (II) Liens created in accordance with the applicable provisions of Section 6.1.2 against Tangible Personal Property securing Indebtedness permitted under
                  Section 11.3.8(vi) relating to equipment leasing or financing for the exclusive use of the Leased Property; (III) the sale, conveyance, assignment, hypothecation, lease or other transfer of any material asset or assets (whether now owned or hereafter acquired), the fair market value of which equals or is less than TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00), individually, or ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) collectively; (IV) without limitation as to amount, the disposition in the ordinary course of business of any obsolete, worn out or defective fixtures, furnishings or equipment used in the


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

                  operation of the Leased Property provided that the same are replaced with fixtures, furnishings or equipment of equal or greater utility or value or the Lessee provides the Lessor with an explanation (reasonably satisfactory to the Lessor) as to why such fixtures, furnishings or equipment is no longer required in connection with the operation of the Leased Property; (V) without limitation as to amount, any sale of inventory by the Lessee in the ordinary course of business;
                  (VI) agreements entered into with utility companies creating easements in favor of such companies as are required to service the Facility, provided, however, the term of any such agreement shall not extend beyond the Term and shall be in form reasonably acceptable to the Lessor; and (VII) subject to the terms of the Pledge Agreement and the Affiliated Party Subordination Agreement, distributions to the shareholders of the Lessee;

                           (B) permit the use of the Facility for any purpose
                  other than the Primary Intended Use and the Other Permitted Uses;

                           (C) subject to the terms of Section 11.4.11, permit
                  any Person other than the Lessee to be the Licensed Operator of the Facility; or

                           (D) liquidate, dissolve or merge or consolidate with
                  any other Person.

                  11.5.2 NO LIENS. The Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any Lien, title retention agreement or claim upon or against the Leased Property (including the Lessee's interest therein) or the Lessee's interest in this Lease or any of the other Lease Documents, or in respect of the Rent, excluding (A) this Lease and any permitted Subleases, (B) the Permitted Encumbrances, (C) Liens which are consented to in writing by the Lessor, (D) Liens for those taxes of the Lessor which the Lessee is not required to pay hereunder, (E) Liens of mechanics, laborers, materialmen, suppliers or vendors for sums either not yet due or being contested in strict compliance with the terms and conditions of Article 15, (F) any Liens which are the responsibility of the Lessor pursuant to the provisions of Article 20, (G) Liens for Impositions which are either not yet due and payable or which are in the process of being contested in strict compliance with the terms and conditions of Article 15 and (H) involuntary Liens caused by the actions or omissions of the Lessor.

                  11.5.3 LIMITS ON AFFILIATE TRANSACTIONS. The Lessee shall not enter into any transaction with any Affiliate, including, without limitation, the purchase, sale or exchange of any property, the rendering of any service to or with any Affiliate and the making of any loan or other extension of credit, except in the ordinary course of, and pursuant to the reasonable requirements of, the Lessee's business and upon fair and reasonable terms no less favorable to the Lessee than would be obtained in a comparable arms'-length transaction with any Person that is not an Affiliate.


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

                  11.5.4 NON-COMPETITION. The Lessee acknowledges that upon and after any termination of this Lease, any competition by any member of the Leasing Group with any subsequent owner or subsequent lessee of the Leased Property (the "Purchaser") would cause irreparable harm to the Lessor and any such Purchaser. To induce the Lessor to enter into this Lease, the Lessee agrees that, from and after the end of the seventh
         (7th) Lease Year and thereafter until the later of (A) the expiration of this Lease or (B) the fifth (5th) anniversary of the termination of this Lease on account of a Lease Default, without the prior written consent of the Lessor (which consent shall not be unreasonably withheld or delayed), no member of the Leasing Group nor any Subsidiary of any member of the Leasing Group (collectively, the "Limited Parties") shall be involved in any capacity in or lend any of their names to or engage in any capacity in any assisted living facility (or other facility operated for any use included within the definition of the Primary Intended Use), center, unit or program (or in any Person engaged in any such activity or any related activity competitive therewith), excluding however any of the facilities described on Schedule 11.5 attached hereto (collectively, the "Excluded Facilities"), whether such competitive activity (the "Competitive Activity") shall be as an officer, director, owner, employee, agent, advisor, independent contractor, developer, lender, sponsor, venture capitalist, administrator, manager, investor, partner, joint venturer, consultant or other participant in any capacity whatsoever with respect to an assisted living facility (or other facility operated for any use included within the definition of Primary Intended Use), center, unit or program located within a seven (7) mile radius of the Leased Property.

                  The Lessee hereby acknowledges and agrees that none of the time span, scope or area covered by the foregoing restrictive covenants is or are unreasonable and that it is the specific intent of the Lessee that each and all of the restrictive covenants set forth hereinabove shall be valid and enforceable as specifically set forth herein. The Lessee further agrees that these restrictions are special, unique, extraordinary and reasonably necessary for the protection of the Lessor and any Purchaser and that the violation of any such covenant by any of the Limited Parties would cause irreparable damage to the Lessor and any Purchaser for which a legal remedy alone would not be sufficient to fully protect such parties.

                  Therefore, in addition to and without limiting any other remedies available at law or hereunder, in the event that any of the Limited Parties breaches any of the restrictive covenants hereunder or shall threaten breach of any of such covenants, then the Lessor and any Purchaser shall be entitled to obtain equitable remedies, including specific performance and injunctive relief, to prevent or otherwise restrain a breach of this Section 11.5.4 (without the necessity of posting a bond) and, unless the Lessee prevails, to recover any and all costs and expenses (including, without limitation, attorneys' fees and expenses and court costs) reasonably incurred in enforcing the provisions of this Section 11.5.4. The existence of any claim or cause of action of any of the Limited Parties or any member of the Leasing Group against the Lessor or any Purchaser, whether predicated on this Lease or otherwise, shall not constitute a defense to the enforcement by the Lessor or any Purchaser of the foregoing


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

         restrictive covenants and the Limited Parties shall not defend on the basis that there is an adequate remedy at law.

                  Without limiting any other provision of this Lease, the parties hereto acknowledge that the foregoing restrictive covenants are severable and separate. If at any time any of the foregoing restrictive covenants shall be deemed invalid or unenforceable by a court having jurisdiction over this Lease, by reason of being vague or unreasonable as to duration, or geographic scope or scope of activities restricted, or for any other reason, such covenants shall be considered divisible as to such portion and such covenants shall be immediately amended and reformed to include only such covenants as are deemed reasonable and enforceable by the court having jurisdiction over this Lease to the full duration, geographic scope and scope of restrictive activities deemed reasonable and thus enforceable by said court; and the parties agree that such covenants as so amended and reformed, shall be valid and binding as through the invalid or unenforceable portion has not been included therein.

                  The provisions of this Section 11.5.4 shall survive the termination of the Lease and any satisfaction of the Lease Obligations in connection therewith or subsequent thereto. The parties hereto acknowledge and agree that any Purchaser may enforce the provisions of this Section 11.5.4 as a third party beneficiary.

                  11.5.5 NO DEFAULT. The Lessee shall not commit any default or breach under any of the Lease Documents.

                  11.5.6 RESTRICTIONS RELATING TO THE GUARANTOR. If, at any time during the Term, the Tangible Net Worth of the Guarantor is less than FORTY MILLION AND NO/100 ($40,000,000.00), the Guarantor shall not, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the sole and absolute discretion of the Lessor, convey, assign, donate, sell, mortgage or pledge any real or personal property or take any other action which would have a materially adverse effect upon the Tangible Net Worth or general financial condition of the Guarantor.

                  11.5.7 [INTENTIONALLY OMITTED].

                  11.5.8 ERISA. The Lessee shall not establish or permit any Sublessee to establish any new pension or defined benefit plan or modify any such existing plan for employees subject to ERISA, which plan provides any benefits based on past service without the advance consent of the Lessor to the amount of the aggregate past service liability thereby created, which consent shall not be unreasonably withheld.

                  11.5.9 FORGIVENESS OF INDEBTEDNESS. The Lessee will not waive, or permit any Sublessee or Manager which is an Affiliate of the Lessee or the Guarantor to waive any debt or claim, except in the ordinary course of its business.


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

                  11.5.10 VALUE OF ASSETS. Except as disclosed in the financial statements provided to the Lessor as of the date hereof, the Lessee will not write up (by creating an appraisal surplus or otherwise) the value of any assets of the Lessee above their cost to the Lessee, less the depreciation regularly allowable thereon, unless the same is allowed to be done by GAAP in the normal course of business.

                  11.5.11 CHANGES IN FISCAL YEAR AND ACCOUNTING PROCEDURES. The Lessee may (A) change its fiscal year or capital structure or (B) change, alter, amend or modify, but only in accordance with GAAP, any of its current accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses or (C) permit any of its Subsidiaries to change its fiscal year provided that (I) the Lessee shall have notified the Lessor of any such change not less than thirty (30) days prior to the proposed effective date of such change and shall have promptly furnished to the Lessor all such financial information as the Lessor may have reasonably requested in order to determine the impact of such change on the Lessee's financial statements, (II) no such change shall be permitted if its effect would be to enable the Lessee to satisfy any covenant contained in this Lease which, absent such change, would not have been satisfied and (III) the Lessee shall have entered into any amendment to this Lease which the Lessor shall have reasonably requested in order to maintain the intended effect of the covenants contained in this Lease.

                  11.5.12 [INTENTIONALLY OMITTED]


                                   ARTICLE 12

                             INSURANCE AND INDEMNITY

         12.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease and thereafter until the Lessee surrenders the Leased Property in the manner required by this Lease, the Lessee shall at its sole cost and expense keep the Leased Property and the Tangible Personal Property located thereon and the business operations conducted on the Leased Property insured as set forth below.

                  12.1.1 TYPES AND AMOUNTS OF INSURANCE. The Lessee's insurance shall include the following:

                           (A) property loss and physical damage insurance on an
                 all-risk basis (with only such exceptions as the Lessor may in its reasonable discretion approve) covering the Leased Property (exclusive of Land) for its full replacement cost, which cost shall be reset once a year at the Lessor's option, with an agreed-amount endorsement and a deductible not in excess of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00). Such insurance shall include, without limitation, the following


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

                  coverages: (I) increased cost of construction, (II) cost of demolition, (III) the value of the undamaged portion of the Facility and (IV) contingent liability from the operation of building laws, less exclusions provided in the normal "All Risk" insurance policy. During any period of construction, such insurance shall be on a builder's-risk, completed value, non-reporting form with permission to occupy;

                           (B) flood insurance (if the Leased Property or any
                  portion thereof is situated in an area which is considered a flood risk area by the U.S. Department of Housing and Urban Development or any other Governmental Authority that may in the future have jurisdiction over flood risk analysis) in limits acceptable to the Lessor;

                           (C) boiler and machinery insurance (including related
                  electrical apparatus and components) under a standard comprehensive form, providing coverage against loss or damage caused by explosion of steam boilers, pressure vessels or similar vessels, now or hereafter installed on the Leased Property, in limits acceptable to the Lessor;

                           (D) earthquake insurance (if deemed necessary by the
                  Lessor) in limits and with deductibles acceptable to the Lessor;

                           (E) business interruption and/or rent loss insurance
                  in an amount equal to the annual Base Rent and Additional Rent due hereunder plus the aggregate sum of the Impositions relating to the Leased Property due and payable during one year;

                           (F) comprehensive general public liability insurance
                  including coverages commonly found in the Broad Form Commercial Liability Endorsements with amounts not less than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) per occurrence with respect to bodily injury and death and THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) for property damage and with all limits based solely upon occurrences at the Leased Property without any other impairment;

                           (G) professional liability insurance in an amount not
                  less than TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) for each medical incident;

                           (H) physical damage insurance on an all-risk basis
                  (with only such exceptions as the Lessor in its reasonable discretion shall approve) covering the Tangible Personal Property for the full replacement cost thereof and with a deductible not in excess of one percent (1%) of the full replacement cost thereof;

                           (I) Workers' Compensation and Employers' Liability
                  Insurance providing protection against all claims arising out of injuries to all employees of the Lessee or of any Sublessee (employed on the Leased Property or any portion thereof) in amounts equal for Workers' Compensation, to the statutory benefits payable to


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

                  employees in the State and for Employers' Liability, to limits of not less than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) for injury by accident, ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) per employee for disease and FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) disease policy limit;

                           (J) subsidence insurance (if deemed necessary by the
                  Lessor) in limits acceptable to the Lessor; and

                           (K) such other insurance as the Lessor from time to
                  time may reasonably require and also, as may from time to time be required by applicable Legal Requirements and/or by any Fee Mortgagee (other than a Meditrust Entity); provided, however, that the cost of any additional insurance required by any Fee Mortgagee shall be borne by the Lessor.

                  12.1.2 INSURANCE COMPANY REQUIREMENTS. All such insurance required by this Lease or the other Lease Documents shall be issued and underwritten by insurance companies licensed to do insurance business by, and in good standing under the laws of, the State and which companies have and maintain a rating of A- or better by A.M. Best Co.

                  12.1.3 POLICY REQUIREMENTS. Every policy of insurance from time to time required under this Lease or any of the other Lease Documents (other than worker's compensation) shall name the Lessor as owner, loss payee, secured party (to the extent applicable) and an additional named insured as its interests may appear. To the extent appropriate, the same policies may be used to insure the Lessee's various interests in the Leased Property and to provide liability coverage to the Lessee as long as combining the interests of the Lessor and the Lessee in a single policy in no way impairs or diminishes the Lessor's rights in such policies. If an insurance policy covers properties other than the Leased Property, then the Lessor shall be so named with respect only to the Leased Property. Each such policy, where applicable or appropriate, shall:

                           (A) include an agreed amount endorsement and loss
                  payee, additional named insured and secured party endorsements, in forms acceptable to the Lessor in its sole and absolute discretion;

                           (B) include mortgagee, secured party, loss payable
                  and additional named insured endorsements reasonably acceptable to each Fee Mortgagee; provided, however, that the cost of any additional insurance required by any Fee Mortgagee shall be borne by the Lessor.

                           (C) provide that the coverages may not be canceled or
                  materially modified except upon thirty (30) days' prior written notice to the Lessor and any Fee Mortgagee;


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

                           (D) be payable to the Lessor and any Fee Mortgagee
                  notwithstanding any defense or claim that the insurer may have to the payment of the same against any other Person holding any other interest in the Leased Property;

                           (E) be endorsed with standard noncontributory clauses
                  in favor of and in form reasonably acceptable to the Lessor and any Fee Mortgagee; provided, however, that the cost of any additional insurance required by any Fee Mortgagee shall be borne by the Lessor.

                           (F) expressly waive any right of subrogation on the
                  part of the insurer against the Lessor, any Fee Mortgagee or the Leasing Group; and

                           (G) otherwise be in such forms as shall be reasonably
                  acceptable to the Lessor.

                  12.1.4 NOTICES; CERTIFICATES AND POLICIES. The Lessee shall promptly provide to the Lessor copies of any and all notices (including notice of non-renewal), claims and demands which the Lessee receives from insurers of the Leased Property. At least ten (10) days prior to the expiration of any insurance policy required hereunder, the Lessee shall deliver to the Lessor certificates and evidence of insurance relating to all renewals and replacements thereof, together with evidence, satisfactory to the Lessor, of payment of the premiums thereon. The Lessee shall deliver to the Lessor original counterparts or copies certified by the insurance company to be true and complete copies, of all insurance policies required hereunder not later than the earlier to occur of (A) ninety (90) days after the effective date of each such policy and (B) ten (10) days after receipt thereof by the Lessee.

                  12.1.5 LESSOR'S RIGHT TO PLACE INSURANCE. If the Lessee shall fail to obtain any insurance policy required hereunder by the Lessor, or shall fail to deliver the certificate and evidence of insurance relating to any such policy to the Lessor, or if any insurance policy required hereunder (or any part thereof) shall expire or be canceled or become void or voidable by reason of any breach of any condition thereof, or if the Lessor determines that such insurance coverage is unsatisfactory by reason of the failure or impairment of the capital of any insurance company which wrote any such policy, upon demand by the Lessor, the Lessee shall promptly obtain new or additional insurance coverage on the Leased Property, or for those risks required to be insured by the provisions hereof, satisfactory to the Lessor, and, at its option, if the Lessee fails to obtain any insurance coverage required under this Lease or after demand by the Lessor, the Lessor may obtain such insurance and pay the premium or premiums therefor; in which event, any amount so paid or advanced by the Lessor and all costs and expenses incurred in connection therewith (including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of the Lessee to the Lessor, payable as an Additional Charge.


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

                 12.1.6 PAYMENT OF PROCEEDS. All insurance policies required hereunder (except for general public liability, professional liability and workers' compensation and employers liability insurance) shall provide that, in the event of loss, injury or damage, all proceeds shall be paid to the Lessor alone (rather than jointly to the Lessee and the Lessor). The Lessor is hereby authorized to adjust and compromise any such loss with the consent of the Lessee or, following any Lease Default, if not cured, without the consent of the Lessee, and to collect and receive such proceeds in the name of the Lessor and the Lessee, and the Lessee appoints the Lessor (or any agent designated by the Lessor) as the Lessee's attorney-in-fact with full power of substitution, to endorse the Lessee's name upon any check in payment thereof. Subject to the provisions of Article 13, such insurance proceeds shall be applied first toward reimbursement of all costs and expenses reasonably incurred by the Lessor in collecting said insurance proceeds, then toward payment of the Lease Obligations or any portion thereof, then due and payable, in such order as the Lessor determines, and then in whole or in part toward restoration, repair or reconstruction of the Leased Property for which such insurance proceeds shall have been paid.

                 12.1.7 IRREVOCABLE POWER OF ATTORNEY. The power of attorney conferred on the Lessor pursuant to the provisions of this Section 12.1, being coupled with an interest, shall be irrevocable for as long as this Lease is in effect or any Lease Obligations are outstanding, shall not be affected by any disability or incapacity which the Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power, and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

                 12.1.8 BLANKET POLICIES. Notwithstanding anything to the contrary contained herein, the Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by the Lessee and its Affiliates; provided, however, that the coverage afforded to the Lessor shall not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided, further that the requirements of this Section 12.1 are otherwise satisfied.

                 12.1.9 NO SEPARATE INSURANCE. The Lessee shall not, on the Lessee's own initiative or pursuant to the request or requirement of any other Person, take out separate insurance concurrent in form or contributing in the event of loss with the insurance required hereunder to be furnished by the Lessee, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless (A) all parties having an insurable interest in the subject matter of the insurance, including the Lessor, are included therein as additional insureds and (B) losses are payable under said insurance in the same manner as losses are required to be payable under this Lease. The Lessee shall immediately


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

         notify the Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional insurance policy or policies.

                 12.1.10 ASSIGNMENT OF UNEARNED PREMIUMS. The Lessee hereby assigns to the Lessor all rights of the Lessee in and to any unearned premiums on any insurance policy required hereunder to be furnished by the Lessee which may become payable or are refundable after the occurrence of an Event of Default hereunder. In the event that this Lease is terminated for any reason (other than the purchase of the Leased Property by the Lessee), the insurance policies required to be maintained hereunder, including all right, title and interest of the Lessee thereunder, shall become the absolute property of the Lessor.

                 In the event that this Lease is terminated for any reason (other than the purchase of the Leased Property by the Lessee), the insurance policies required to be maintained hereunder, excluding Workers' Compensation and Employers Liability Insurance, shall continue to be maintained for a period of fifteen (15) days following such termination; provided, however, that the Lessee shall not be obligated to maintain commercial general liability and professional liability insurance for such fifteen (15) day period to the extent that any such insurance is unavailable from the then current insurer as a result of any such termination. The provisions of this Section 12.1.10 shall survive any termination of this Lease.

         12.2    INDEMNITY.

                 12.2.1 INDEMNIFICATION. Except with respect to the gross negligence or wilful misconduct of the Lessor or any of the other Indemnified Parties, as to which no indemnity is provided, the Lessee hereby agrees to defend with counsel acceptable to the Lessor, indemnify and hold harmless the Lessor and each of the other Indemnified Parties from and against all damages, losses, claims, liabilities, obligations, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees, court costs and other expenses of litigation) suffered by, or claimed or asserted against, the Lessor or any of the other Indemnified Parties, directly or indirectly, based on, arising out of or resulting from (A) the use and occupancy of the Leased Property or any business conducted therein,
         (B) any act, fault, omission to act or misconduct by (I) any member of the Leasing Group, (II) any Affiliate of the Lessee or (III) any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of any of the foregoing parties, relating to, directly or indirectly, the Leased Property, (C) any accident, injury or damage whatsoever caused to any Person, including, without limitation, any claim of malpractice, or to the property of any Person in or about the Leased Property or outside of the Leased Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by any member of the Leasing Group or any Affiliate of the Lessee or any employee, agent, licensee, contractor or sublessee of any of the foregoing parties, (D) any Lease Default, (E) any claim brought or threatened against any of the Indemnified Parties by


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

         any member of the Leasing Group (unless such member of the Leasing Group prevails in such claim against one of the Indemnified Parties) or by any other Person on account of (I) the Lessor's relationship with any member of the Leasing Group pertaining in any way to the Leased Property and/or the transaction evidenced by the Lease Documents and/or
         (II) the Lessor's negotiation of, entering into and/or performing any of its obligations and/or exercising any of its right and remedies under any of the Lease Documents, (F) any attempt by any member of the Leasing Group or any Affiliate of the Lessee to transfer or relocate any of the Permits to any location other than the Leased Property and/or (G) the enforcement of this indemnity. Any amounts which become payable by the Lessee under this Section 12.2.1 shall be a demand obligation of the Lessee to the Lessor, payable as an Additional Charge. The indemnity provided for in this Section 12.2.1 shall survive any termination of this Lease.

                 12.2.2 INDEMNIFIED PARTIES. As used in this Lease the term "Indemnified Parties" shall mean the Meditrust Entities, any Fee Mortgagee which is an Affiliate of Meditrust and their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners and owners.

                 12.2.3 DEFENSE OF ACTIONS BY THE LESSEE. The Lessee's obligation to defend, set forth in Section 12.2.1 above, may be satisfied by the defense of such actions by counsel retained by any insurance carrier having an obligation to defend any such action provided the counsel is acceptable to the Lessor in its reasonable discretion. Further, if the insurance carrier having the obligation to defend such action makes available insurance proceeds for the payment of defense rather than retaining its own defense counsel, then such insurance proceeds shall be made available to the Lessee to defray the costs of such defense.

                 12.2.4 LIMITATION ON LESSOR LIABILITY. Neither the Lessor nor any Affiliate of the Lessor shall be liable to any member of the Leasing Group or any Affiliate of any member of the Leasing Group, or to any other Person whatsoever for any damage, injury, loss, compensation, or claim (including, but not limited to, any claim for the interruption of or loss to any business conducted on the Leased Property) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, the following: (A) repairs to the Leased Property, (B) interruption in use of the Leased Property;
         (C) any accident or damage resulting from the use or operation of the Leased Property or any business conducted thereon; (D) the termination of this Lease by reason of Casualty or Condemnation, (E) any fire, theft or other casualty or crime, (F) the actions, omissions or misconduct of any other Person, (G) damage to any property, or (H) any damage from the flow or leaking of water, rain or snow. All Tangible Personal Property and the personal property of any other Person on the Leased Property shall be at the sole risk of the Lessee and the Lessor shall not in any manner be held responsible therefor. Notwithstanding the foregoing, the Lessor shall not be released from liability for any injury, loss, damage or liability suffered directly by the Lessee to the extent caused directly by the gross negligence or willful misconduct of the Lessor, any Affiliate of the Lessor or any of their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners or owners on or about the Leased


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         Property or in regards to the Lease; provided, however, that in no event shall the Lessor, any Affiliate of the Lessor or any of their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners or owners have any liability based on any loss with respect to or interruption in the operation of any business at the Leased Property or for any indirect or consequential damages.

                 12.2.5 RISK OF LOSS. During the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of any damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, levies or executions of Liens (other than those created by the Lessor in accordance with the provisions of
         Article 20) is assumed by the Lessee and, in the absence of the gross negligence or willful misconduct as set forth in Section 12.2.4, the Lessor shall in no event be answerable or accountable therefor (except for the obligation to account for insurance proceeds and Awards to the extent provided for in Articles 13 and 14) nor shall any of the events mentioned in this Section entitle the Lessee to any abatement of Rent (except for an abatement, if any, as specifically provided for in Section 3.8).

                                   ARTICLE 13

                                FIRE AND CASUALTY

         13.1    RESTORATION FOLLOWING FIRE OR OTHER CASUALTY.

                 13.1.1 FOLLOWING FIRE OR CASUALTY. In the event of any damage or destruction to the Leased Property by reason of fire or other hazard or casualty (a "Casualty"), the Lessee shall give immediate written notice thereof to the Lessor and, subject to the terms of this Article 13, the Lessee shall proceed with reasonable diligence, in full compliance with all applicable Legal Requirements, to perform such repairs, replacement and reconstruction work (referred to herein as the "Work") to restore the Leased Property to the condition it was in immediately prior to such damage or destruction and to a condition adequate to operate the Facility for the Primary Intended Use and the Other Permitted Uses and in compliance with Legal Requirements. All Work shall be performed and completed in accordance with all Legal Requirements and the other requirements of this Lease within one hundred eighty (180) days following the occurrence of the damage or destruction plus a reasonable time to compensate for Unavoidable Delays (including for the purposes of this Section, delays in obtaining Permits and in adjusting insurance losses), but in no event beyond two-hundred and seventy (270) days following the occurrence of the Casualty.

                 13.1.2 PROCEDURES. In the event that any Casualty results in non-structural damage to the Leased Property in excess of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) or in any structural damage to the Leased Property, regardless of the extent of


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         such structural damage, prior to commencing the Work, the Lessee shall comply with the following requirements:

                           (A) The Lessee shall furnish to the Lessor complete
                 plans and specifications for the Work (collectively, the "Plans and Specifications"), for the Lessor's approval, in each instance, which approval shall not be unreasonably withheld or delayed. The Plans and Specifications shall bear the signed approval thereof by an architect, licensed to do business in the State, reasonably satisfactory to the Lessor and shall be accompanied by a written estimate from the architect, bearing the architect's seal, of the entire cost of completing the Work, and to the extent feasible, the Plans and Specifications shall provide for Work of such nature, quality and extent, that, upon the completion thereof, the Leased Property shall be at least equal in value and general utility to its value and general utility prior to the Casualty and shall be adequate to operate the Leased Property for the Primary Intended Use and the Other Permitted Uses;

                           (B) The Lessee shall furnish to the Lessor certified
                 or photostatic copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Work;

                           (C) The Lessee shall furnish to the Lessor a cash
                 deposit or a payment and performance bond sufficient to pay for completion of and payment for the Work in an amount not less than the architect's estimate of the entire cost of completing the Work, less the amount of property insurance proceeds, if any, then held by the Lessor and which the Lessor shall be required to apply toward restoration of the Leased Property as provided in Section 13.2;

                           (D) The Lessee shall furnish to the Lessor such
                 insurance with respect to the Work (in addition to the insurance required under Section 12.1 hereof) in such amounts and in such forms as is reasonably required by the Lessee; and

                           (E) The Lessee shall not commence any of the Work
                 until the Lessee shall have complied with the requirements set forth in clauses (a) through (d) immediately above, as applicable, and, thereafter, the Lessee shall perform the Work diligently, in a good and workmanlike fashion and in good faith in accordance with (I) the Plans and Specifications referred to in clause (a) immediately above, (II) the Permits and Contracts referred to in clause (b) immediately above and (III) all applicable Legal Requirements and other requirements of this Lease; provided, however, that in the event of a bona fide emergency during which the Lessee is unable to contact the appropriate representatives of the Lessor, the Lessee may commence such Work as may be necessary in order to address such emergency without the Lessor's prior approval, as long as the Lessee immediately thereafter advises the Lessor of such


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                 emergency and the nature and scope of the Work performed and obtains the Lessor's approval of the remaining Work to be completed.

                 13.1.3 DISBURSEMENT OF INSURANCE PROCEEDS. If, as provided in
         Section 13.2, the Lessor is required to apply any property insurance proceeds toward repair or restoration of the Leased Property, then as long as the Work is being diligently performed by the Lessee in accordance with the terms and conditions of this Lease, the Lessor shall disburse such insurance proceeds from time to time during the course of the Work in accordance with and subject to satisfaction of the following provisions and conditions. The Lessor shall not be required to make disbursements more often than at thirty (30) day intervals. The Lessee shall submit a written request for each disbursement at least ten (10) Business Days in advance and shall comply with the following requirements in connection with each disbursement:

                           (A) Prior to the commencement of any Work, the Lessee
                 shall have received the Lessor's written approval of the Plans and Specifications (which approval shall not be unreasonably withheld or delayed) and the Work shall be supervised by an experienced construction manager with the consultation of an architect or engineer qualified and licensed to do business in the State.

                           (B) Each request for payment shall be accompanied by
                 (X) a certificate of the architect or engineer, bearing the architect's or engineer's seal, and (Y) a certificate of the general contractor, qualified and licensed to do business in the State, that is performing the Work (collectively, the "Work Certificates"), each dated not more than ten (10) days prior to the application for withdrawal of funds, and each stating:

                           (I) that all of the Work performed as of the date of the certificates has been completed in compliance with the approved Plans and Specifications, applicable Contracts and all applicable Legal Requirements;

                           (II) that the sum then requested to be withdrawn has been paid by the Lessee or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons, whose names and addresses shall be stated therein, who have rendered or furnished certain services or materials for the Work, and the certificate shall also include a brief description of such services and materials and the principal subdivisions or categories thereof and the respective amounts so paid or due to each of said Persons in respect thereof and stating the progress of the Work up to the date of said certificate;

                           (III) that the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the Work insofar as actually accomplished up to the date of such certificate;


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                           (IV)     that the remainder of the funds held by the
                                    Lessor will be sufficient to pay for the full completion of the Work in accordance with the Plans and Specifications;

                           (V) that no part of the cost of the services and materials described in the applicable Work Certificate has been or is being made the basis of the withdrawal of any funds in any previous or then pending application; and

                           (VI) that, except for the amounts, if any, specified in the applicable Work Certificate to be due for services and materials, there is no outstanding indebtedness known, after due inquiry, which is then due and payable for work, labor, services or materials in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar Lien upon the Leased Property.

                           (C) The Lessee shall deliver to the Lessor
                  satisfactory evidence that the Leased Property and all materials and all property described in the Work Certificates are free and clear of Liens, except (I) Liens, if any, securing indebtedness due to Persons (whose names and addresses and the several amounts due them shall be stated therein) specified in an applicable Work Certificate, which Liens shall be discharged upon disbursement of the funds then being requested, (II) any Fee Mortgage and (III) the Permitted Encumbrances. The Lessor shall accept as satisfactory evidence of the foregoing lien waivers in customary form from the general contractor and all subcontractors performing the Work, together with an endorsement of its title insurance policy (relating to the Leased Property) in form acceptable to the Lessor, dated as of the date of the making of the then current disbursement, confirming the foregoing.

                           (D) If the Work involves alteration or restoration of
                  the exterior of any Leased Improvement that changes the footprint of any Leased Improvement, the Lessee shall deliver to the Lessor, upon the request of the Lessor, an "as-built" survey of the Leased Property dated as of a date within ten
                  (10) days prior to the making of the first and final advances (or revised to a date within ten (10) days prior to each such advance) showing no encroachments other than such encroachments, if any, by the Leased Improvements upon or over the Permitted Encumbrances as are in existence as of the date hereof.

                           (E) The Lessee shall deliver to the Lessor (I) an
                  opinion of counsel or licensed architect or engineer (satisfactory to the Lessor both as to counsel, architect or engineer and as to the form of opinion) prior to the first advance opining that all necessary Permits for the repair, replacement and/or restoration of the Leased


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                  Property have been obtained and that the Leased Property, if repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and such Permits, shall comply with all applicable Legal Requirements and (II) an architect's certificate (satisfactory to the Lessor both as to the architect and as to the form of the certificate) prior to the final advance, certifying that the Leased Property was repaired, replaced or rebuilt in accordance, in all material respects, with the approved Plans and Specifications and complies with all applicable Legal Requirements, including, without limitation, all Permits referenced in the foregoing clause (i).

                           (F) There shall be no Lease Default or any state of
                  facts or circumstance existing which, with the giving of notice and/or the passage of time, would constitute any Lease Default.

         The Lessor, at its option, may waive any of the foregoing requirements in whole or in part in any instance. Upon compliance by the Lessee with the foregoing requirements (except for such requirements, if any, as the Lessor may have expressly elected to waive), and to the extent of
         (X) the insurance proceeds, if any, which the Lessor may be required to apply to restoration of the Leased Property pursuant to the provisions of this Lease and (Y) all other cash deposits made by the Lessee, the Lessor shall make available for payment to the Persons named in the Work Certificate the respective amounts stated in said certificate(s) to be due, subject to a retention of ten percent (10%) as to all hard costs of the Work (the "Retainage"). It is understood that the Retainage is intended to provide a contingency fund to assure the Lessor that the Work shall be fully completed in accordance with the Plans and Specifications and the requirements of the Lessor. Upon the full and final completion of all of the Work in accordance with the provisions hereof, the Retainage shall be made available for payment to those Persons entitled thereto.

         Upon completion of the Work, and as a condition precedent to making any further advance, in addition to the requirements set forth above, the Lessee shall promptly deliver to the Lessor:

                 (I) written certificates of the architect or engineer, bearing the architect's or engineer's seal, and the general contractor, certifying that the Work has been fully completed in a good and workmanlike manner in material compliance with the Plans and Specifications and all Legal Requirements;

                 (II) an endorsement of its title insurance policy (relating to the Leased Property) in form reasonably acceptable to the Lessor insuring the Leased Property against all mechanic's and materialman's liens accompanied by the final lien waivers from the general contractor and all subcontractors;


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                 (III)     a certificate by the Lessee in form and substance
                           reasonably satisfactory to the Lessor, listing all costs and expenses in connection with the completion of the Work and the amount paid by the Lessee with respect to the Work; and

                 (IV) a temporary certificate of occupancy (if obtainable) and all other applicable Permits and Contracts (that have not previously been delivered to the Lessor) issued by or entered into with any Governmental Authority with respect to the Leased Property and the Primary Intended Use and the Other Permitted Uses and by the appropriate Board of Fire Underwriters or other similar bodies acting in and for the locality in which the Leased Property is situated; provided, that within thirty (30) days prior to the expiration of any temporary certificate of occupancy, the Lessee shall obtain and deliver to the Lessor a permanent certificate of occupancy for the Leased Property.

                 Upon completion of the Work and delivery of the documents required pursuant to the provisions of this Section 13.1, the Lessor shall pay the Retainage to the Lessee or to those Persons entitled thereto and if there shall be insurance proceeds or cash deposits, other than the Retainage, held by the Lessor in excess of the amounts disbursed pursuant to the foregoing provisions, then provided that no Lease Default has occurred and is continuing, nor any state of facts or circumstances which, with the giving of notice and/or the passage of time would constitute a Lease Default, the Lessor shall pay over such proceeds or cash deposits to the Lessee.

                 No inspections or any approvals of the Work during or after construction shall constitute a warranty or representation by the Lessor, or any of its agents or Consultants, as to the technical sufficiency, adequacy or safety of any structure or any of its component parts, including, without limitation, any fixtures, equipment or furnishings, or as to the subsoil conditions or any other physical condition or feature pertaining to the Leased Property. All acts described in this paragraph, including any failure to act, relating to the Lessor are performed solely for the benefit of the Lessor to assure the payment and performance of the Lease Obligations and are not for the benefit of the Lessee or the benefit of any other Person.

         13.2    DISPOSITION OF INSURANCE PROCEEDS.

                 13.2.1 PROCEEDS TO BE RELEASED TO PAY FOR WORK. In the event of any Casualty, except as provided for in Section 13.2.2, the Lessor shall release proceeds of property insurance held by it to pay for the Work in accordance with the provisions and procedures set forth in this
         Article 13, only if:

                           (A) all of the terms, conditions and provisions of
                  Sections 13.1 and 13.2.1 are satisfied;


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                           (B) there does not then exist any Lease Default or
                  any state of facts or circumstance which, with the giving of notice and/or the passage of time, would constitute such a Lease Default;

                           (C) The Lessee demonstrates to the Lessor's
                  satisfaction that the Lessee has the financial ability to satisfy the Lease Obligations during such repair or restoration; and

                           (D) no Sublease (excluding Resident Agreements)
                  material to the operation of the Facility immediately prior to such damage or taking shall have been canceled or terminated, nor contain any still exercisable right to cancel or terminate, due to such Casualty if and to the extent that the income from such Sublease is necessary in order to avoid the violation of any of the financial covenants set forth in this Lease or otherwise to avoid the creation of an Event of Default.

                 13.2.2 PROCEEDS NOT TO BE RELEASED. If, as the result of any Casualty, the Leased Property is damaged to the extent it is rendered Unsuitable For Its Primary Intended Use and if either: (A) the Lessee, after exercise of diligent efforts, cannot within a reasonable time (not in excess of ninety (90) days) obtain all necessary Permits in order to be able to perform all required Work and to again operate the Facility for its Primary Intended Use and the Other Permitted Uses within two hundred and seventy (270) days from the occurrence of the damage or destruction in substantially the manner as immediately prior to such damage or destruction or (B) such Casualty occurs during the last twenty-four (24) months of the Term and would reasonably require more than nine (9) months to obtain all Permits and complete the Work, then the Lessee may either (I) acquire the Leased Property from the Lessor for a purchase price equal to the greater of (X) the Meditrust Investment or (Y) the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired, restored or replaced, in which event, the Lessee shall be entitled upon payment of the full purchase price to receive all property insurance proceeds (less any costs and expenses incurred by the Lessor in collecting the same), or (II) terminate this Lease, in which event (subject to the provisions of the last sentence of this Section 13.2.2) the Lessor shall be entitled to receive and retain the insurance proceeds; provided, however, that the Lessee shall only have such right of termination effective upon payment to the Lessor of all Rent and other sums due under this Lease and the other Lease Documents through the date of termination plus an amount, which when added to the sum of (1) the Fair Market Value of the Leased Property as affected by all unrepaired or unrestored damage due to any Casualty (and giving due regard for delays, costs and expenses incident to completing all repair or restoration required to fully repair or restore the same) plus (2) the amount of insurance proceeds actually received by the Lessor (net of costs and expenses incurred by the Lessor in collecting the same) equals (3) the greater of the Meditrust Investment or the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market


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         Value and the Fair Market Added Value to be determined as of the day immediately prior to such Casualty and prior to any other Casualty which has not been fully repaired. Any acquisition of the Leased Property pursuant to the terms of this Section 13.2.2 shall be consummated in accordance with the terms and conditions of this Lease and normal and customary practices of the State and at a time satisfactory to the Lessor. If such termination becomes effective, the Lessor shall assign to the Lessee any outstanding insurance claims.

                 13.2.3 LESSEE RESPONSIBLE FOR SHORT-FALL. If the cost of the Work exceeds the amount of proceeds received by the Lessor from the property insurance required under Article 12 (net of costs and expenses incurred by the Lessor in collecting the same), the Lessee shall be obligated to contribute any excess amount needed to repair or restore the Leased Property and pay for the Work. Such amount shall be paid by the Lessee to the Lessor together with any other property insurance proceeds for application to the cost of the Work.

         13.3 TANGIBLE PERSONAL PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of the Tangible Personal Property shall be paid to the Lessor as secured party, subject to the rights of the holders of any Permitted Prior Security Interests, and, thereafter, provided that no Lease Default, nor any fact or circumstance which with the giving of notice and/or the passage of time could constitute a Lease Default, has occurred and is continuing, the Lessor shall pay such insurance proceeds to the Lessee to reimburse the Lessee for the cost of repairing or replacing the damaged Tangible Personal Property, subject to the terms and conditions set forth in the other provisions of this Article 13, mutatis mutandis.

         13.4 RESTORATION OF CERTAIN IMPROVEMENTS AND THE TANGIBLE PERSONAL PROPERTY. If the Lessee is required or elects to restore the Facility, the Lessee shall either (A) restore (I) all alterations and improvements to the Leased Property made by the Lessee and (II) the Tangible Personal Property or
(B) replace such alterations and improvements and the Tangible Personal Property with improvements or items of the same or better quality and utility in the operation of the Leased Property.

         13.5 NO ABATEMENT OF RENT. The obligation to pay Rent shall not abate as a result of any Casualty. However, any insurance proceeds received by the Lessor on account of rent loss insurance carried by the Lessee shall be credited against Rent and any other amounts due hereunder or owed during the period of restoration on account of such Casualty as provided in Section 13.8(b) below provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute a Lease Default.

         13.6 TERMINATION OF CERTAIN RIGHTS. Any termination of this Lease pursuant to this Article 13 shall cause any right of the Lessee to extend the Term of this Lease, any right of first refusal granted to the Lessee herein and any right of the Lessee to purchase the Leased Property contained in this Lease to be terminated and to be without further force or effect.


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         13.7 WAIVER. The Lessee hereby waives any statutory rights of termination which may arise by reason of any damage or destruction to the Leased Property due to any Casualty which the Lessee is obligated to restore or may restore under any of the provisions of this Lease.

         13.8 APPLICATION OF RENT LOSS AND/OR BUSINESS INTERRUPTION INSURANCE. All proceeds of rent loss and/or business interruption insurance (collectively, "Rent Insurance Proceeds") shall be paid to the Lessor and dealt with as follows:

                 (A) if the Work has been promptly and diligently commenced by the Lessee and is in the process of being completed in accordance with this Lease and no fact or condition exists which constitutes, or which with the giving of notice and/or the passage of time would constitute, a Lease Default, the Lessor shall each month pay to the Lessee out of the Rent Insurance Proceeds a sum equal to that amount, if any, of the Rent Insurance Proceeds paid by the insurer which is allocable to the rental loss and/or business interruption for the preceding month minus an amount equal to the sum of the Rent due hereunder for such month plus any Impositions relating to the Leased Property then due and payable;

                 (B) if the Work has not been promptly and diligently commenced by the Lessee or is not in the process of being completed in accordance with this Lease, the Rent Insurance Proceeds shall be applied to any Rent then due, and, to the extent sufficient therefor, an amount equal to Base Rent, Additional Rent, Impositions and insurance premiums payable for the next twelve (12) months, as reasonably projected by the Lessor, shall be held by the Lessor as security for the Lease Obligations and applied to the payment of Rent as it becomes due;

                 (C) if such Rent Insurance Proceeds received by the Lessor (net of costs and expenses incurred by the Lessor in collecting the same) exceed the amounts required under clauses (a) and (b) above, the excess shall be paid to the Lessee, provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute, a Lease Default; and

                 (D) if the Casualty causing such business interruption of the Lessee is the result of the gross negligence or willful misconduct of the Lessor or any of Lessor's employees, agents or contractors, then the proceeds of business interruption insurance (as distinguished from proceeds of rent loss insurance) shall be paid over to the Lessee provided no fact or circumstance exists which constitutes, or with notice, or passage of time, or both, would constitute, a Lease Default.

Notwithstanding the foregoing, the Lessor may at its option use or release the Rent Insurance Proceeds to pay for the Work and, if a Lease Default exists, the Lessor may apply all such insurance proceeds towards the Lease Obligations or hold such proceeds as security therefor.


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         13.9 OBLIGATION TO ACCOUNT. Within fifteen (15) Business Days of the
Lessee's written request, which may not be made not more than once in any three
(3) month period, the Lessor shall provide the Lessee with a written accounting of the application of all insurance proceeds received by the Lessor.

                                   ARTICLE 14

                                  CONDEMNATION

         14.1 PARTIES' RIGHTS AND OBLIGATIONS. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of the parties shall be determined by this Article 14.

         14.2 TOTAL TAKING. If there is a permanent Taking of all or substantially all of the Leased Property, this Lease shall terminate on the Date of Taking.

         14.3 PARTIAL OR TEMPORARY TAKING. If there is a Permanent Taking of a portion of the Leased Property, or if there is a temporary Taking of all or a portion of the Leased Property, this Lease shall remain in effect so long as the Leased Property is not thereby rendered permanently Unsuitable For Its Primary Intended Use or temporarily Unsuitable For Its Primary Intended Use for a period not likely to, or which does not, exceed two hundred and seventy (270) days. If, however, the Leased Property is thereby so rendered permanently or temporarily Unsuitable For Its Primary Intended Use: (A) the Lessee shall have the right to restore the Leased Property, at its own expense, (subject to the right under certain circumstances as provided for in Section 14.5 to receive the net proceeds of an Award for reimbursement) to the extent possible, to substantially the same condition as existed immediately before the partial or temporary Taking or (B) the Lessee shall have the right to acquire the Leased Property from the Lessor (I) upon payment of all Rent due through the date that the purchase price is paid, for a purchase price equal to the greater of (X) the Meditrust Investment or (Y) the Fair Market Value of the Leased Property minus the Fair Market Added Value, with the Fair Market Value of the Leased Property and the Fair Market Added Value to be determined as of the day immediately prior to such partial or temporary Taking and (II) in accordance with the terms and conditions set forth in Section 24.14; in which event, this Lease shall terminate upon payment of such purchase price and the consummation of such acquisition. Notwithstanding the foregoing, (1) if the Taking occurs at a time when there is less than two (2) years remaining on the Term of this Lease and the Lessee has elected to restore the Leased Property under clause (a) above, then, unless the Lessee extends the Term pursuant to the provisions hereof, the Lessor may overrule the Lessee's election and terminate this Lease as of the date when the Lessee is required to surrender possession of the portion of the Leased Property so taken and (2) if the Taking occurs at a time when there are two (2) years or more remaining on the Term and the Lessee elects to acquire the Leased Property under clause (b) above, then the Lessor may overrule the Lessee's election and compel the Lessee to keep the Lease in full force and effect and to restore the Leased Property as provided in clause (a) above, but only if the Leased Property may be operated


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for at least eighty percent (80%) of the licensed unit capacity of the Facility if operated in accordance with its Primary Intended Use. The Lessee shall exercise its election under this Section 14.3 by giving the Lessor notice thereof ("Lessee's Election Notice") within sixty (60) days after the Lessee receives notice of the Taking. The Lessor shall exercise its option to overrule the Lessee's election under this Section 14.3 by giving the Lessee notice of the Lessor's exercise of its rights under Section 14.3 within thirty (30) days after the Lessor receives the Lessee's Election Notice. If, as the result of any such partial or temporary Taking, this Lease is not terminated as provided above, the Lessee shall be entitled to an abatement of Rent, but only to the extent, if any, provided for in Section 3.8, effective as of the date upon which the Leased Property is rendered Unsuitable For Its Primary Intended Use.

         14.4 RESTORATION. If there is a partial or temporary Taking of the Leased Property and this Lease remains in full force and effect pursuant to
Section 14.3, the Lessee shall accomplish all necessary restoration and the Lessor shall release the net proceeds of such Award to reimburse the Lessee for the actual reasonable costs and expenses thereof, subject to all of the conditions and provisions set forth in Article 13 as though the Taking was a Casualty and the Award was insurance proceeds. If the cost of the restoration exceeds the amount of the Award (net of costs and expenses incurred in obtaining the Award), the Lessee shall be obligated to contribute any excess amount needed to restore the Facility or pay for such costs and expenses. To the extent that the cost of restoration is less than the amount of the Award (net of cost and expenses incurred in obtaining the Award), the remainder of the Award shall be retained by the Lessor and Rent shall be abated as set forth in Section 3.8.

         14.5 AWARD DISTRIBUTION. In the event the Lessee completes the purchase of the Leased Property, as described in Section 14.3, the entire Award shall, upon payment of the purchase price and all Rent and other sums due under this Lease and the other Lease Documents, belong to the Lessee and the Lessor agrees to assign to the Lessee all of the Lessor's rights thereto. In any other event, the entire Award shall belong to and be paid to the Lessor. However, if the Lessor has recovered the entire Meditrust Investment from such Award then the Lessee shall be entitled to prosecute a claim against the Condemnor for the value of the Lessee's leasehold estate under this Lease (although in no event shall the Lessee be entitled to seek or recover any portion of the leasehold value from the Lessor).

         14.6 CONTROL OF PROCEEDINGS. Subject to the rights of any Fee Mortgagee, unless and until the Lessee completes the purchase of the Leased Property as provided in Section 14.3, all proceedings involving any Taking and the prosecution of claims arising out of any Taking against the Condemnor shall be conducted, prosecuted and settled by the Lessor; provided, however, that the Lessor shall keep the Lessee apprised of the progress of all such proceedings and shall solicit the Lessee's advice with respect thereto and shall give due consideration to any such advice. In addition, the Lessee shall reimburse the Lessor (as an Additional Charge) for all costs and expenses, including reasonable attorneys' fees, appraisal fees, fees of expert witnesses and costs of litigation or dispute resolution, in relation to any Taking, whether or not this Lease is terminated; provided, however, if this Lease is terminated as a result of a Taking, the Lessee's obligation to so reimburse the Lessor


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shall be diminished by the amount of the Award, if any, received by the Lessor which is in excess of the Meditrust Investment.

                                   ARTICLE 15

                               PERMITTED CONTESTS

         15.1 LESSEE'S RIGHT TO CONTEST. To the extent of the express references made to this Article 15 in other Sections of this Lease, the Lessee, any Sublessee or any Manager on their own or on the Lessor's behalf (or in the Lessor's name), but at their sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, the decision of any Governmental Authority related to the operation of the Leased Property for its Primary Intended Use and/or any of the Other Permitted Uses or any Lien or claim relating to the Leased Property not otherwise permitted by this Lease; provided, that (A) prior written notice of such contest is given to the Lessor, (B) in the case of an unpaid Imposition, Lien or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from the Lessor and/or compliance by any applicable member of the Leasing Group with the contested Legal Requirement or other matter may be legally delayed pending the prosecution of any such proceeding without the occurrence or creation of any Lien, charge or liability of any kind against the Leased Property, (C) neither the Leased Property nor any rent therefrom would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding, (D) in the case of a Legal Requirement, neither the Lessor nor any member of the Leasing Group would be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings, (E) in the event that any such contest shall involve a sum of money or potential loss in excess of TEN THOUSAND AND NO/100 DOLLARS ($10,000.00), the Lessee shall deliver to the Lessor an Officer's Certificate and opinion of counsel, if the Lessor deems the delivery of an opinion to be appropriate, certifying or opining, as the case may be, as to the validity of the statements set forth to the effect set forth in clauses (b), (c) and (d), to the extent applicable, (F) the Lessee shall give such cash security (or letter of credit in form and substance acceptable to the Lender) as may be demanded in good faith by the Lessor to insure ultimate payment of any fine, penalty, interest or cost and to prevent any sale or forfeiture of the affected portion of the Leased Property by reason of such non-payment or non-compliance, (G) if such contest is finally resolved against the Lessor or any member of the Leasing Group, the Lessee shall promptly pay, as Additional Charges due hereunder, the amount required to be paid, together with all interest and penalties accrued thereon and/or comply (and cause any Sublessee and any Manager to comply) with the applicable Legal Requirement, and
(H) no state of facts or circumstance exists which constitutes, or with the passage of time and/or the giving of notice, could constitute a Lease Default; provided, however, the provisions of this Article 15 shall not be construed to permit the Lessee to contest the payment of Rent or any other sums payable by the Lessee to the Lessor under any of the Lease Documents.


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         15.2 LESSOR'S COOPERATION. The Lessor, at the Lessee's sole cost and expense, shall execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in any such contest, so long as the same does not expose the Lessor to any civil or criminal liability, and, if reasonably requested by the Lessee or if the Lessor so desires, the Lessor shall join as a party therein.

         15.3 LESSEE'S INDEMNITY. The Lessee, as more particularly provided for in Section 12.2, shall indemnify, defend (with counsel acceptable to the Lessor) and save the Lessor harmless against any liability, cost or expense of any kind, including, without limitation, attorneys' fees and expenses that may be imposed upon the Lessor in connection with any such contest and any loss resulting therefrom and in the enforcement of this indemnification.

                                   ARTICLE 16

                                     DEFAULT

         16.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder and shall entitle the Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

                  (A) any failure of the Lessee to pay any amount due hereunder or under any of the other Lease Documents within ten (10) days following the date when such payment was due;

                  (B) any failure in the observance or performance of any other covenant, term, condition or warranty provided in this Lease or any of the other Lease Documents, other than the payment of any monetary obligation and other than as specified in subsections (c) through (w) below (a "Failure to Perform"), continuing for thirty (30) days after the giving of notice by the Lessor to the Lessee specifying the nature of the Failure to Perform; except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters,
         (I) the Lessee commences the cure thereof within thirty (30) days after the giving of such notice by the Lessor to the Lessee, (II) the Lessee continuously prosecutes such cure to completion, (III) such cure is completed within one hundred eighty (180) days after the giving of such notice by the Lessor to the Lessee, and (IV) such Failure to Perform does not materially impair the value of, or the Lessor's rights with respect to, the Leased Property or otherwise materially impair the Collateral or the Lessor's security interest therein;

                  (C) the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any of the other Lease Documents;

                  (D) if any representation, warranty or statement contained herein or in any of the other Lease Documents proves to be untrue in any material respect as of the date when made


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         or at any time during the Term if such representation or warranty is a continuing representation or warranty pursuant to Section 10.2 and the breach of any such representation or warranty is not cured by the Lessee after notice from the Lessor in the same time periods specified for a cure under Section 16.1(b) above;

                 (E) if any member of the Leasing Group shall (I) voluntarily be adjudicated a bankrupt or insolvent, (II) seek or consent to the appointment of a receiver or trustee for itself or for the Leased Property, (III) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction,
         (IV) make a general assignment for the benefit of creditors, (V) make or offer a composition of its debts with its creditors or (VI) be unable to pay its debts as such debts mature;

                 (F) if any court shall enter an order, judgment or decree appointing, without the consent of any member of the Leasing Group, a receiver or trustee for such member or for any of its property and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered;

                 (G) if a petition is filed against any member of the Leasing Group which seeks relief under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction, and such petition is not dismissed within sixty (60) days after it is filed;

                 (H) in the event that, without the prior written consent of the Lessor, in each instance, which consent may be withheld by the Lessor in its sole and absolute discretion, and except as permitted in subsection (h)(vi) or subsection (i) below:

                  I. there shall be a change in the Person or Persons presently in control of any member of the Leasing Group (other than changes in stock ownership of the Guarantor or changes in the officers or directors of either the Lessee or the Guarantor) (whether by operation of law or otherwise);

                  II. any member of the Leasing Group (other than changes in the stock ownership of the Guarantor), all or any portion of the interest of any partner or member of any member of the Leasing Group shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a partnership, joint venture, syndicate or other group;

                  III. any of the shares of the issued and outstanding capital stock of any member of the Leasing Group (other than changes of stock ownership of the Guarantor) shall be, on any one or more occasions, directly or indirectly, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a corporation;


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                  IV.      all or any portion of the beneficial interest in any
                           member of the Leasing Group shall be, directly or indirectly, sold or otherwise transferred (whether by operation of law or otherwise), if such member of the Leasing Group shall be a trust;

                  V. except as otherwise expressly permitted in accordance with the provisions of Section 11.4.11, if any Person other than the Lessee is the licensed operator of the Facility; or

                  VI. more than fifty percent (50%), in the aggregate, of the shares of the issued and outstanding capital stock of the Guarantor are held by a single Person or two (2) or more Affiliates (collectively, an "Acquiror"), except in a Permitted Transaction (defined below). If immediately after the date on which the Acquiror acquire(s) more than fifty percent (50%) of such stock, the "Net Worth" (defined as an amount determined in accordance with GAAP) of the Guarantor is equal to or greater than FIFTY-FIVE MILLION DOLLARS ($55,000,000.00), then such acquisition shall be deemed to be a "Permitted Transaction." However, in the event that a Permitted Transaction occurs, then the higher ratios specified in Section 11.3.5 and the Net Worth covenant specified in Section 11.3.6 shall both become operative and effective;

                  (I) the death, incapacity, merger, liquidation, dissolution or termination of existence of any member of the Leasing Group (except (A) in the case of a merger or consolidation of some other Person with the Guarantor, which shall be a "Permitted Merger" or (B) in the case of a Permitted Transaction); provided however, if the Persons who were the shareholders of the Guarantor immediately prior to the Permitted Merger hold in the aggregate less than 50% of the outstanding voting stock of the surviving corporation which results from the Permitted Merger, then
         (I) the higher ratios specified in Section 11.3.5 and the Net Worth covenant specified in Section 11.3.6 shall both become operative and effective, and (II) if Alternative Living Services, Inc. is not the surviving corporation which results from such Permitted Merger, the new surviving corporation will affirm in writing its obligations under the Guaranty;

                  (J) except as otherwise permitted pursuant to Article 15 or
         Section 19.2 hereof, if, without the prior written consent of the Lessor, in each instance, which consent may be withheld by the Lessor in its sole and absolute discretion, the Lessee's or any Sublessee's interest in the Leased Property shall be, directly or indirectly, mortgaged, encumbered (by any voluntary or involuntary Lien other than the Permitted Encumbrances), subleased, sold, assigned, hypothecated or otherwise transferred (whether by operation of law or otherwise);

                  (K) the occurrence of a default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, in connection with the payment or performance of any other material obligation of the Lessee or any Sublessee, whether or


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         not the applicable creditor or obligee elects to declare the obligations of the Lessee or the applicable Sublessee under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee, if such creditor's or obligee's rights and remedies may involve or result in (I) the taking of possession of the Leased Property or (II) the assertion of any other right or remedy that, in the Lessor's reasonable opinion, may impair the Lessee's ability punctually to perform all of its obligations under this Lease and the other Lease Documents, may impair such Sublessee's ability punctually to perform all of its obligations under its Sublease or may materially impair the Lessor's security for the Lease Obligations; provided, however, that in any event, the election by the applicable creditor or obligee to declare the obligations of the Lessee under the applicable agreement due and payable or to exercise any other right or remedy available to such creditor or obligee shall be an Event of Default hereunder only if such obligations, individually or in the aggregate, are in excess of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00);

                  (L) the occurrence of a Related Party Default;

                  (M) the occurrence of any default or breach of condition continuing beyond the expiration of the applicable notice and grace periods, if any, under any credit agreement, loan agreement or other agreement establishing a major line of credit (or any documents executed in connection with such lines of credit) on behalf of any member of the Leasing Group whether or not the applicable creditor has elected to declare the indebtedness due and payable under such line of credit or to exercise any other right or remedy available to it. For the purposes of this provision, a major line of credit shall, with respect to any member of the Leasing Group other than the Guarantor, mean and include any line of credit established in an amount equal to or greater than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) and, with respect to the Guarantor mean and include any line of credit established in an amount equal to or greater than FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00);

                  (N) except as a result of Casualty or a partial or complete Condemnation, if the Lessee or any Sublessee ceases operation of the Facility for a period in excess of thirty (30) days, except that if it is not possible to resume operation of the Facility within thirty (30) days then the Lessee shall have up to ninety (90) days to reopen the Facility subject to the terms of subparts (i) and (ii) of Section 16.1(b) above (a "Failure to Operate");

                  (O) if one or more judgments against the Lessee or any other Acceptable Licensed Operator or attachments against the Lessee's interest or any other Acceptable Licensed Operator's interest in the Leased Property, which in the aggregate exceed ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) or which may materially and adversely interfere with the operation of the Facility, remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty
         (30) days;


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

                 (P) if any malpractice award or judgment exceeding any applicable professional liability insurance coverage by more than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) shall be rendered against any member of the Leasing Group and either (I) enforcement proceedings shall have been commenced by any creditor upon such award or judgment or (II) such award or judgment shall continue unsatisfied and in effect for a period of ten (10) consecutive days without an insurance company satisfactory to the Lessor (in its sole and absolute discretion) having agreed to fund such award or judgment in a manner satisfactory to the Lessor (in its sole and absolute discretion) and in either case such award or judgment shall, in the reasonable opinion of the Lessor, have a material adverse effect on the ability of any member of the Leasing Group to operate the Facility;

                 (Q) any failure to comply with the Legal Requirements applicable to any Third Party Payor Program in which the Lessee or the Applicable Licensed Operator elects to participate, continuing for thirty (30) days after the giving of notice by the Lessor to the Lessee specifying the nature of any such failure (except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (I) the Lessee commences the cure thereof within thirty (30) days after the giving of such notice by the Lessor to the Lessee, (II) the Lessee continuously prosecutes such cure to completion, (III) such cure is completed within one hundred eighty
         (180) days after the giving of such notice by the Lessor to the Lessee, and (IV) such failure to comply does not materially impair the value of, or the Lessor's rights with respect to, the Leased Property or otherwise materially impair the Collateral or the Lessor's security interest therein), unless the Lessee elects to no longer participate in any such Third Party Payor Program and sends written notice of such election to the Lessor;

                 (R) any failure to comply with the Legal Requirements applicable to any Accreditation Body under whose jurisdiction the Lessee or any other Acceptable Licensed Operator elects to subject itself, continuing for thirty (30) days after the giving of notice by the Lessor to the Lessee specifying the nature of any such failure (except as to matters not susceptible to cure within thirty (30) days, provided that with respect to such matters, (I) the Lessee commences the cure thereof within thirty (30) days after the giving of such notice by the Lessor to the Lessee, (II) the Lessee continuously prosecutes such cure to completion, (III) such cure is completed within one hundred eighty (180) days after the giving of such notice by the Lessor to the Lessee, and (IV) such failure to comply does not materially impair the value of, or the Lessor's rights with respect to, the Leased Property or otherwise materially impair the Collateral or the Lessor's security interest therein), unless the Lessee elects to no longer be subject to the jurisdiction of any such Accreditation Body and sends written notice of such election to the Lessor;

                 (S) if any member of the Leasing Group receives notice of a final unappealable determination by applicable Governmental Authorities of the revocation of any Permit required for the lawful construction or operation of the Facility in accordance with the Primary Intended Use or the loss of, or the failure to obtain and/or renew, any Permit under


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         any other circumstances under which any member of the Leasing Group is required to cease [(I) THE CONSTRUCTION OF THE RENOVATIONS IN EXCESS OF TEN (10) DAYS OR (II)] the operation of the Facility in accordance with the Primary Intended Use; and

                  (T) any failure to maintain the insurance required pursuant to
         Section 12 of this Lease in force and effect at all times until the Lease Obligations are fully paid and performed;

                  (U) the appointment of a temporary manager (or operator) for the Leased Property by any Governmental Authority;

                  (V) the entry of an order by a court with jurisdiction over the Leased Property to close the Facility; or

                  (W) the entry of an order to transfer one or more residents from the Facility as a result of an allegation of abuse or neglect or to take any action to eliminate an emergency situation then existing at the Facility where such order would have a material adverse effect in the Lessor's reasonable judgment on the continued operation of the Facility (it being understood, however, that if there are more than three (3) such orders at any time during the term of this Lease, then, ipso facto, the Lessor shall be entitled to deem there to be a material adverse effect on the operation of the Facility) .

         16.2    REMEDIES.

         (A) If any Lease Default shall have occurred, the Lessor may at its option terminate this Lease by giving the Lessee not less than ten (10) days' notice of such termination, or exercise any one or more of its rights and remedies under this Lease or any of the other Lease Documents, or as available at law or in equity. In the event of such termination and upon the expiration of the time fixed in such notice, the Term shall terminate (but only if the Lessor shall have specifically elected by a written notice to so terminate the Lease) and all rights of the Lessee under this Lease shall cease as though that date was the date originally set as the Expiration Date. Notwithstanding the foregoing, in the event of the Lessee's failure to pay Rent, if such Rent remains unpaid beyond ten (10) days from the due date thereof, the Lessor shall not be obligated to give ten (10) days notice of such termination or exercise of any of its other rights and remedies under this Lease, or the other Lease Documents, or otherwise available at law or in equity, and the Lessor shall be at liberty to pursue any one or more of such rights or remedies without further notice. No termination of this Lease or taking of possession of the Leased Property by or on behalf of the Lessor, and no other act done by or on behalf of the Lessor, shall constitute an acceptance of surrender of the Leased Property by the Lessee or release or reduce the Lessee's obligations under this Lease or the other Lease Documents (which shall expressly survive any such termination, repossession or other act), unless otherwise expressly agreed to in a written document signed by an authorized officer or agent of the Lessor.


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         (B) To the extent permitted under applicable law, the Lessee shall pay as Additional Charges all costs and expenses (including, without limitation, attorneys' fee and expenses) reasonably incurred by or on behalf of the Lessor as a result of any Lease Default.

         (C) If any Lease Default shall have occurred, whether or not this Lease has been terminated pursuant to Paragraph (a) of this Section, the Lessee shall, to the extent permitted under applicable law, if required by the Lessor so to do, upon not less than ten (10) days' prior notice from the Lessor, immediately surrender to the Lessor the Leased Property pursuant to the provisions of Paragraph (a) of this Section and quit the same, and the Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove the Lessee and all other Persons and any and all of the Tangible Personal Property from the Leased Property, subject to the rights of any residents or patients of the Facility and any Sublessees who are not Affiliates of any member of the Leasing Group and to any requirements of applicable law, or the Lessor may claim ownership of the Tangible Personal Property as set forth in Section 5.2.3 hereof or the Lessor may exercise its rights as secured party under the Security Agreement. The Lessor shall use reasonable, good faith efforts to relet the Leased Property or otherwise mitigate damages suffered by the Lessor as a result of the Lessee's breach of this Lease.

         (D) In addition to all of the rights and remedies of the Lessor set forth in this Lease and the other Lease Documents, if the Lessee shall fail to pay any rental or other charge due hereunder (whether denominated as Base Rent, Additional Rent, Additional Charges or otherwise) within ten (10) days after same shall have become due and payable, then and in such event the Lessee shall also pay to the Lessor (I) a late payment service charge (in order to partially defray the Lessor's administrative and other overhead expenses) equal to two hundred-fifty ($250) dollars and (II) to the extent permitted by applicable law, interest on such unpaid sum at the Overdue Rate; it being understood, however, that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by the Lessee hereunder or to relieve the Lessee of its obligation to pay such sums at the time or times required by this Lease.

         16.3 DAMAGES. None of (A) the termination of this Lease pursuant to
Section 16.2, (B) the eviction of the Lessee or the repossession of the Leased Property, (C) the failure or inability of the Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property, (D) the reletting of the Leased Property or (E) the failure of the Lessor to collect or receive any rentals due upon any such reletting, shall relieve the Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In any such event, the Lessee shall forthwith pay to the Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination, repossession or eviction. Thereafter, the Lessee shall forthwith pay to the Lessor, at the Lessor's option, either:

         (I) the sum of: (X) all Rent that is due and unpaid at later to occur of termination, repossession or eviction, together with interest thereon at the Overdue Rate to the date of payment, plus (Y) the worth (calculated in the manner stated below) of the amount by which the unpaid Rent for the balance of the Term after the later to occur of the


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                  termination, repossession or eviction exceeds the fair market rental value of the Leased Property for the balance of the Term, plus (Z) any other amount necessary to compensate the Lessor for all damage proximately caused by the Lessee's failure to perform the Lease Obligations or which in the ordinary course would be likely to result therefrom; or

         (II) each payment of Rent as the same would have become due and payable if the Lessee's right of possession or other rights under this Lease had not been terminated, or if the Lessee had not been evicted, or if the Leased Property had not been repossessed which Rent, to the extent permitted by law, shall bear interest at the Overdue Rate from the date when due until the date paid, and the Lessor may enforce, by action or otherwise, any other term or covenant of this Lease. There shall be credited against the Lessee's obligation under this Clause (ii) amounts actually collected by the Lessor from another tenant to whom the Leased Property may have actually been leased or, if the Lessor is operating the Leased Property for its own account, the actual Cash Flow of the Leased Property.

         In making the determinations described in subparagraph (i) above, the "worth" of unpaid Rent shall be determined by a court having jurisdiction thereof using the lowest rate of capitalization (highest present worth) reasonably applicable at the time of such determination and allowed by applicable law.

         16.4 LESSEE WAIVERS. If this Lease is terminated pursuant to Section 16.2, the Lessee waives, to the extent not prohibited by applicable law, (A) any right of redemption, re-entry or repossession, (B) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this
Article 16, and (C) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

         In the event the Lessor elects to regain possession of the Leased Property by a forcible detainer proceeding, the Lessee hereby specifically waives any statutory notice which may be required prior to any such proceeding, and agrees that the Lessor's execution of this Lease is, in part, consideration for this waiver. Except as otherwise set forth herein, the Lessee further waives any demand for Rent, notice of termination and any notice to quit required pursuant to statutes of the State or otherwise and agrees that the Lessor's execution of this Lease is, in part, consideration for these waivers.

         All claims for damages by reason of re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. The Lessee agrees that any re-entry by the Lessor may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as the Lessor may elect, and the Lessor shall not be liable in trespass or otherwise.


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         The Lessee shall not interpose any counterclaim of any kind in any action or proceeding commenced by the Lessor to recover possession of the Leased Property.

         16.5 APPLICATION OF FUNDS. Any payments otherwise payable to the Lessee which are received by the Lessor under any of the provisions of this Lease during the existence or continuance of any Lease Default shall be applied to the Lease Obligations in the order which the Lessor may reasonably determine or as may be required by the laws of the State.

         16.6 INTENTIONALLY OMITTED.

         16.7 LESSOR'S RIGHT TO CURE. If the Lessee shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in Section 16.1, the Lessor, after five (5) Business Days' prior notice to the Lessee (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in the Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All sums so paid by the Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by the Lessee to the Lessor on demand as an Additional Charge. The obligations of the Lessee and rights of the Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

         16.8 NO WAIVER BY LESSOR. The Lessor shall not by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its right or remedies hereunder or under any of the other Lease Documents unless such waiver is in writing and signed by the Lessor, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants, representations or warranties set forth in any of the Lease Documents (including, without limitation, any of the time periods set forth therein for the performance of the Lease Obligations) shall be construed as a waiver of any other term, condition, covenant, representation or warranty of any of the Lease Documents, nor shall such a waiver in any one instance or circumstances be construed as a waiver of the same term, condition, covenant, representation or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that the Lessor must thereafter, as a result of such failure, delay or waiver, give notice to the Lessee, any guarantor of the Lease Obligations, or any other Person that the Lessor does not intend to, or may not, give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants, representations and warranties set forth in the Lease Documents before the Lessor can exercise any of its rights or remedies under any of the Lease Documents or before any Lease Default can occur, or as establishing a course of dealing for interpreting the conduct of and agreements between the Lessor and the Lessee, any guarantor of the Lease Obligations or any other Person.


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         The acceptance by the Lessor of any payment that is less than payment in full of all amounts then due under any of the Lease Documents at the time of the making of such payment shall not: (A) constitute a waiver of the right to exercise any of the Lessor's remedies at that time or at any subsequent time,
(B) constitute an accord and satisfaction or (C) nullify any prior exercise of any remedy, without the express written consent of the Lessor. Any failure by the Lessor to take any action under this Lease or any of the other Lease Documents by reason of a default hereunder or thereunder, any acceptance of a past due installment, or any indulgence granted from time to time shall not be construed (I) as a novation of this Lease or any of the other Lease Documents,
(II) as a waiver of any right of the Lessor thereafter to insist upon strict compliance with the terms of this Lease or any of the other Lease Documents or
(III) to prevent the exercise of any right of acceleration or any other right granted hereunder or under applicable law; and to the maximum extent not prohibited by applicable law, the Lessor hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

         16.9 RIGHT OF FORBEARANCE. Whether or not for consideration paid or payable to the Lessor and, except as may be otherwise specifically agreed to by the Lessor in writing, no forbearance on the part of the Lessor, no extension of the time for the payment of the whole or any part of the Obligations, and no other indulgence given by the Lessor to the Lessee or any other Person, shall operate to release or in any manner affect the original liability of the Lessee or such other Persons, or to limit, prejudice or impair any right of the Lessor, including, without limitation, the right to realize upon any collateral, or any part thereof, for any of the Obligations evidenced or secured by the Lease Documents; notice of any such extension, forbearance or indulgence being hereby waived by the Lessee and all those claiming by, through or under the Lessee.

         16.10 CUMULATIVE REMEDIES. The rights and remedies set forth under this Lease are in addition to all other rights and remedies afforded to the Lessor under any of the other Lease Documents or at law or in equity, all of which are hereby reserved by the Lessor, and this Lease is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of the Lessor under each of the Lease Documents shall be separate and cumulative and may be exercised concurrently or successively in the Lessor's sole and absolute discretion.

                                   ARTICLE 17

               SURRENDER OF LEASED PROPERTY OR LEASE; HOLDING OVER

         17.1 SURRENDER. The Lessee shall, upon the expiration or prior termination of the Term (unless the Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), vacate and surrender the Leased Property to the Lessor in good repair and condition, in compliance with all Legal Requirements, all Insurance Requirements, and in compliance with the provisions of Article 8, except for: (A) ordinary wear and tear (subject to the obligation of the Lessee to maintain the Leased Property in good order and repair during the entire Term of the Lease), (B)


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damage caused by the gross negligence or willful acts of the Lessor, any
Affiliate of the Lessor and any of their respective successors, assigns, employees, servants, agents, attorneys, officers, directors, shareholders, partners or owners, and (C) any damage or destruction resulting from a Casualty or Taking that the Lessee is not required by the terms of this Lease to repair or restore.

         17.2 TRANSFER OF PERMITS AND CONTRACTS. In connection with the expiration or any earlier termination of this Lease (unless the Lessee has concurrently purchased the Leased Property in accordance with the terms hereof), upon any request made from time to time by the Lessor, the Lessee shall (at no out-of-pocket costs to the Lessee in connection with the expiration or termination of this Lease for reasons other than a Lease Default) (A) promptly and diligently use its best efforts to (I) transfer and assign all Permits and Contracts necessary or desirable for the operation of the Leased Property in accordance with its Primary Intended Use to the Lessor or its designee and/or
(II) arrange for the transfer or assignment of such Permits and Contracts to the Lessor or its designee, all to the extent the same may be transferred or assigned under applicable law and the terms thereof, and (B) cooperate in every respect (and to the fullest extent possible) and assist the Lessor or its designee in obtaining such Permits and Contracts (whether by transfer, assignment or otherwise). Such efforts and cooperation on the part of the Lessee shall include, without limitation, the execution, delivery and filing with appropriate Governmental Authorities and Third Party Payors of any applications, petitions, statements, notices, requests, assignments and other documents or instruments requested by the Lessor. Furthermore, the Lessee shall not take any action or refrain from taking any action which would defer, delay or jeopardize the process of the Lessor or its designee obtaining said Permits and Contracts (whether by transfer, assignment or otherwise). Without limiting the foregoing, the Lessee shall not seek to transfer or relocate any of said Permits or Contracts to any location other than the Leased Property. The provisions of this
Section 17.2 shall survive the expiration or earlier termination of this Lease.

         The Lessee hereby appoints the Lessor as its attorney-in- fact, with full power of substitution to take such actions, in the event that the Lessee fails to comply with any request made by the Lessor hereunder, as the Lessor (in its sole absolute discretion) may deem necessary or desirable to effectuate the intent of this Section 17.2. The power of attorney conferred on the Lessor by the provisions of this Section 17.2, being coupled with an interest, shall be irrevocable until the Obligations are fully paid and performed and shall not be affected by any disability or incapacity which the Lessee may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Lessor and shall not impose any duty on the Lessor to exercise any such power and neither the Lessor nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

         17.3 NO ACCEPTANCE OF SURRENDER. Except at the expiration of the Term in the ordinary course, no surrender to the Lessor of this Lease or of the Leased Property or any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and no act by the Lessor or any representative or agent of the Lessor, other than such a written acceptance by the Lessor, shall constitute an acceptance of any such surrender.


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         17.4 HOLDING OVER. If, for any reason, the Lessee shall remain in possession of the Leased Property after the expiration or any earlier termination of the Term, such possession shall be as a tenant at sufferance during which time the Lessee shall pay as rental each month, one and one-half times the aggregate of (I) one-twelfth of the aggregate Base Rent and Additional Rent payable at the time of such expiration or earlier termination of the Term;
(II) all Additional Charges accruing during the month and (III) all other sums, if any, payable by the Lessee pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, the Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of the Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE 18

                            RIGHT OF FIRST REFUSAL TO

                          PURCHASE THE LEASED PROPERTY

         18.1 RIGHT OF FIRST REFUSAL TO PURCHASE THE LEASED PROPERTY. At any time during the Term, as long as there exists no Lease Default at the time of exercise and the Closing Date (as hereinafter defined), and this Lease is then in full force and effect and there exists no event or state of facts which constitutes, or with the passage of time and/or the giving of notice would constitute, a Lease Default, the Lessee shall have a "Right of First Refusal" subject to the following terms and conditions: (A) if the Lessor receives a bona fide written offer to purchase the Leased Property from a Person which is not a member of the Leasing Group or an Affiliate of any member of the Leasing Group (the "Offer"), acceptable to the Lessor in the Lessor's sole and absolute discretion and the Lessor elects, in the Lessor's sole and absolute discretion, to sell the Leased Property in accordance with the Offer, the Lessee shall have thirty (30) days following delivery of the notice of the Offer to the Lessee to elect to purchase the Leased Property and any and all other property subject to the Offer (collectively, the "Offered Property") on the same terms and conditions as specified therein; (B) unless the Lessor receives notice from the Lessee within such thirty (30) day period setting forth the Lessee's election to so purchase the Offered Property and unless thereafter the Lessee completes the acquisition of the Offered Property exactly as provided for, and by the date specified (the "Closing Date"), in the Offer, the Lessor shall be at liberty, and shall have the absolute and unconditional right, to sell the Leased Property to any Person within the next twelve (12) months on the same terms and conditions set forth in the Offer or on any other terms and conditions more favorable to the Lessor and (C) any such sale consummated in accordance with the provisions of the foregoing clause (b) shall extinguish all rights granted to the Lessee under this Section 18.1. If the Lessor does not sell the Leased Property within the next twelve (12) months as aforesaid, the Lessee's Right of First Refusal to purchase the Leased Property in accordance with the provisions of this Section 18.1 shall remain in full force and effect. The Lessee's Right of First Refusal shall not apply to and shall survive: (A) any sale or transfer of the Leased Property to any Affiliate of the


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Lessor or of Meditrust; (B) any sale or transfer of the Leased Property occasioned by the exercise of any rights or remedies of any Fee Mortgagee or (C) a deed or transfer in lieu of foreclosure to any Fee Mortgagee or any Affiliate thereof. The Lessee's Right of First Refusal shall in all events terminate upon the expiration or any earlier termination of this Lease.

                                   ARTICLE 19

                            SUBLETTING AND ASSIGNMENT

         19.1 SUBLETTING AND ASSIGNMENT. Except as specifically set forth in
Section 19.2 below, the Lessee may not, without the prior written consent of the Lessor, which consent may be withheld in the Lessor's sole and absolute discretion, assign or pledge all or any portion of its interest in this Lease or any of the other Lease Documents (whether by operation of law or otherwise) or sublet all or any part of the Leased Property. For purposes of this Section 19.1, the term "assign" shall be deemed to include, but not be limited to, any one or more sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of any of the capital stock of or partnership interest in the Lessee or sales, pledges, hypothecations or other transfers (including, without limitation, any transfer by operation of law) of the capital or the assets of the Lessee. Any such assignment, pledge, sale, hypothecation or other transfer made without the Lessor's consent shall be void and of no force and effect.

         19.2 PERMITTED SUBLEASES. Notwithstanding the foregoing, the Lessee shall have the right to enter into Resident Agreements without the prior consent of the Lessor.

         19.3 ATTORNMENT. The Lessee shall insert in each Sublease approved by the Lessor or permitted under Section 19.2, provisions to the effect that (A) such Sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of the Lessor hereunder, (B) in the event this Lease shall terminate before the expiration of such Sublease, the Sublessee thereunder will, at the Lessor's option, attorn to the Lessor and waive any right the Sublessee may have to terminate the Sublease or to surrender possession thereunder, as a result of the termination of this Lease and (C) in the event the Sublessee receives a written notice from the Lessor stating that the Lessee is in default under this Lease, the Sublessee shall thereafter be obligated to pay all rentals accruing under said Sublease directly to the Lessor or as the Lessor may direct. All rentals received from the Sublessee by the Lessor shall be credited against the amounts owing by the Lessee under this Lease.


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                                   ARTICLE 20

                   TITLE TRANSFERS AND LIENS GRANTED BY LESSOR

         20.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby with the fee estate in the Leased Property by reason of the fact that the same Person may acquire, own or hold, directly or indirectly (A) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (B) the fee estate in the Leased Property.

         20.2 TRANSFERS BY LESSOR. If the original Lessor named herein or any successor in interest shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, and the grantee or transferee of the Leased Property shall expressly assume all obligations of the Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, the original Lessor named herein or the applicable successor in interest so conveying the Leased Property shall thereupon be released from all future liabilities and obligations of the Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         20.3 LESSOR MAY GRANT LIENS. Without the consent of the Lessee, but subject to the terms and conditions set forth below in this Section 20.3, the Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property or any interest therein ("Encumbrance"), whether to secure any borrowing or other means of financing or refinancing, provided that the Lessee shall have no obligation to make payments under such Encumbrances. The Lessee shall subordinate this Lease to the lien of any such Encumbrance, on the condition that the beneficiary or holder of such Encumbrance executes a non-disturbance agreement in conformity with the provisions of Section 20.4. To the extent that any such Encumbrance consists of a mortgage or deed of trust on the Lessor's interest in the Leased Property the same shall be referred to herein as a "Fee Mortgage" and the holder thereof shall be referred to herein as a "Fee Mortgagee".

         20.4 SUBORDINATION AND NON-DISTURBANCE. Concurrently with the execution and delivery of any Fee Mortgage entered into after the date hereof, provided that the Lessee executes and delivers an agreement of the type described in the following paragraph, the Lessor shall obtain and deliver to the Lessee an agreement by the holder of such Fee Mortgage, pursuant to which, (A) the applicable Fee Mortgagee consents to this Lease and (B) agrees that, notwithstanding the terms of the applicable Fee Mortgage held by such Fee Mortgagee, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under or pursuant to such Fee Mortgage or a transfer in lieu of foreclosure, (I) the Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event that the Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein, (II) the Lessee's rights under this Lease shall not be diminished or adversely effected in any way provided no Event of Default exists hereunder, (III) all insurance proceeds received in connection with any loss, injury or damage relating to the Leased Property shall be paid to the Lessor in accordance with the provisions of this Lease and the Fee Mortgagee shall have no rights with respect to any such proceeds unless the Lessee elects to terminate this Lease pursuant to the provisions of Section 13.2.2, (IV) the Lessee's Right of First Refusal to purchase the Leased Property shall remain in force and effect pursuant to the terms hereof and (V) in the event that the Lessee elects to exercise the Right of First Refusal to purchase the Leased Property and performs all of its obligations hereunder in connection with any such election, the holder of the Fee Mortgage shall release its Fee Mortgage upon payment by the Lessee of the purchase price required hereunder, provided, that (1) such purchase price is paid to the holder of the Fee Mortgage, in the event that the Indebtedness secured by the applicable Fee Mortgage is equal to or greater than the purchase price or (2) in the event that the purchase price is greater than the Indebtedness secured by the Fee Mortgage, a portion of the purchase price equal to the Indebtedness secured by the Fee Mortgage is paid to the Fee Mortgagee and the remainder of the purchase price is paid to the Lessor.

         At the request from time to time by any Fee Mortgagee, the Lessee shall
(A) subordinate this Lease and all of the Lessee's rights and estate hereunder to the Fee Mortgage held by such Fee Mortgagee, (B) agree that the Lessee will attorn to and recognize such Fee Mortgagee or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Fee Mortgage as the Lessor under this Lease for the balance of the Term then remaining and (C) enter into a new lease with the Fee Mortgagee or the purchaser at any such sale on the same terms and conditions of this Lease for the balance of the Term then remaining. To effect the intent and purpose of the immediately preceding sentence, the Lessee agrees to execute and deliver such instruments in recordable from as are reasonably requested by the Lessor or the applicable Fee Mortgagee; provided, however, that such Fee Mortgagee simultaneously executes, delivers and records a written agreement of the type described in the preceding paragraph.

                                   ARTICLE 21

                               LESSOR OBLIGATIONS

         21.1 QUIET ENJOYMENT. As long as the Lessee shall pay all Rent and all other sums due under any of the Lease Documents as the same become due and shall fully comply with all of the terms of this Lease and the other Lease Documents and fully perform its obligations thereunder, the Lessee shall peaceably and quietly have, hold and enjoy the Leased Property throughout the Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor, but subject to the Permitted Encumbrances and such Liens as may hereafter be consented to by the Lessee. No failure by the Lessor to comply with the foregoing covenant shall give the Lessee any right to cancel or terminate this Lease, or to fail to pay any other sum payable under this Lease, or to fail to perform any other obligation of the Lessee hereunder. Notwithstanding the foregoing, the Lessee shall have the right by separate and independent action to pursue any claim it may have against the Lessor as a result of a breach by the Lessor of the covenant of quiet enjoyment contained in this Article 21.


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         21.2 MEMORANDUM OF LEASE. The Lessor and the Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State, in which reference to this Lease and all options contained herein shall be made. The Lessee shall pay all recording costs and taxes associated therewith.

         21.3 DEFAULT BY LESSOR. The Lessor shall be in default of its obligations under this Lease only if the Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of thirty (30) days after notice thereof from the Lessee (or such shorter time as may be necessary in order to protect the health or welfare of any residents of the Facility or to insure the continuing compliance of the Facility with the applicable Legal Requirements), unless such failure cannot with due diligence be cured within a period of thirty
(30) days, in which case such failure shall not be deemed to continue if the Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which the Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay.

                                   ARTICLE 22

                                     NOTICES

         Any notice, request, demand, statement or consent made hereunder or under any of the other Lease Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provision for a receipt, postage or delivery charges prepaid, and shall be deemed given when so personally delivered or postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to the Lessee:                   ALS Leasing, Inc.
                                    c/o Alternative Living Services, Inc.
                                    450 N. Sunnyslope Road, Suite 300
                                    Brookfield, Wisconsin 53005

With a copy to:                     Miriam J. Dent, Esq.
[The Lessee's counsel]              Rogers & Hardin
                                    229 Peachtree Street, N.E.,
                                    2700 International Tower
                                    Atlanta, Georgia 30303


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

If to the Guarantor:                Alternative Living Services, Inc.
                                    450 N. Sunnyslope Road, Suite 300
                                    Brookfield, Wisconsin 53005

With a copy to:                     Miriam J. Dent, Esq.
[Guarantor's Counsel]               Rogers & Hardin
                                    229 Peachtree Street, N.E.,
                                    2700 International Tower
                                    Atlanta, Georgia 30303

If to the Lessor:                   Meditrust of Acquisition Corporation III
                                    197 First Avenue
                                    Needham Heights, Massachusetts 02194
                                    Attn: President

With copies to:                     Meditrust Mortgage Investments, Inc.
                                    197 First Avenue
                                    Needham Heights, Massachusetts 02194
                                    Attn: General Counsel

         and                        Frank Giso III, Esq.
                                    Choate, Hall & Stewart
                                    Exchange Place
                                    53 State Street
                                    Boston, Massachusetts 02109

or such other address as the Lessor, the Lessee or the Guarantor shall hereinafter from time to time designate by a written notice to the others given in such manner. Any notice given to the Lessee or the Guarantor by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

                                   ARTICLE 23

                             LIMITATION OF LIABILITY

         All Persons dealing with the Lessor, in any way, shall look only to the assets of the Lessor for the payment of any sum or the performance of any obligation. Furthermore, in no event shall the Lessor ever be liable to the Lessee or any other Person for any indirect or consequential damages incurred by the Lessee or such other Person resulting from any cause whatsoever. Notwithstanding the foregoing, the Lessee hereby acknowledges and agrees that the Lessee shall look only to the assets of the Lessor for the payment of any sum or performance of any obligation due by or from the Lessor pursuant to the terms and provisions of the Lease Documents.


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

                                   ARTICLE 24

                            MISCELLANEOUS PROVISIONS

         24.1 BROKER'S FEE INDEMNIFICATION. Each of the Lessor and the Lessee hereby represents and warrants to the other that it has not dealt with any broker or any other similar agent in connection with any of the transactions contemplated by the Lease Documents. Each of the Lessor and the Lessee shall and hereby agrees to indemnify, defend (with counsel acceptable to the other) and hold the other harmless from and against any and all claims for premiums or other charges, finder's fees, taxes, brokerage fees or commissions and other similar compensation and all other costs and expenses, including, without limitation, reasonable attorneys' fees, due in connection with or otherwise incurred as a result of the indemnifying party's breach of the representation and warranty set forth in the preceding sentence. Notwithstanding the foregoing, each of the Lessor and the Lessee shall have the option of conducting its own defense against any such claims with counsel of its own choice, but at the expense of the other, as aforesaid. This indemnification shall include all attorneys' fees and expenses and court costs reasonably incurred by the Lessor in connection with the defense against any such claims and the enforcement of this indemnification agreement and shall survive the termination of this Lease.

         24.2 NO JOINT VENTURE OR PARTNERSHIP. Neither anything contained in any of the Lease Documents, nor the acts of the parties hereto, shall create, or be construed to create, a partnership or joint venture between the Lessor and the Lessee. The Lessee is not the agent or representative of the Lessor and nothing contained herein or in any of the other Lease Documents shall make, or be construed to make, the Lessor liable to any Person for goods delivered to the Lessee, services performed with respect to the Leased Property at the direction of the Lessee or for debts or claims accruing against the Lessee.

         24.3 AMENDMENTS, WAIVERS AND MODIFICATIONS. Except as otherwise expressly provided for herein or in any other Lease Document, none of the terms, covenants, conditions, warranties or representations contained in this Lease or in any of the other Lease Documents may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated except by an agreement in writing signed by (A) all parties to this Lease or the other applicable Lease Document, as the case may be, with regard to any such renewal, replacement, amendment, modification, extension, substitution, revision, consolidation or termination and (B) the Person against whom enforcement is sought with regard to any waiver. The provisions of this Lease and the other Lease Documents shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of any of the Lease Documents, the Management Agreements, the Related Party Agreements, the Permits and/or the Contracts. References herein and in the other Lease Documents to any of the Lease Documents, the Management Agreements, the Related Party Agreements, the Permits and/or the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.


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         Notwithstanding the foregoing, any reference contained in any of the
Lease Documents, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Lease Documents or any Management Agreement, Related Party Agreement, Permit and/or the Contract is not intended to constitute an agreement or consent by the Lessor to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where the Lessor may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be required pursuant to the terms, covenants and conditions of any of the Lease Documents.

         24.4 CAPTIONS AND HEADINGS. The captions and headings set forth in this Lease and each of the other Lease Documents are included for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Lease, any of the other Lease Documents or any parts hereof or thereof.

         24.5 TIME IS OF THE ESSENCE. Time is of essence of each and every term, condition, covenant and warranty set forth herein and in the other Lease Documents.

         24.6 COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

         24.7 ENTIRE AGREEMENT. This Lease and the other Lease Documents set forth the entire agreement of the parties with respect to the Facility and the other Leased Property and shall, with respect to the Facility and the other Leased Property, supersede in all respects the letter of intent dated July 22, 1996 (and all prior iterations thereof) from Meditrust to the Guarantor; provided, however, said letter of intent is not superseded with respect to the subject matter not contemplated by the Lease Documents.

         24.8 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE LESSOR AND THE LESSEE HEREBY MUTUALLY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY HERETO MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LEASE OR ANY OF THE LEASE DOCUMENTS. The Lessee hereby certifies that neither the Lessor nor any of the Lessor's representatives, agents or counsel has represented expressly or otherwise that the Lessor would not, in the event of any such suit, action or proceeding seek to enforce this waiver to the right of trial by jury and acknowledges that the Lessor has been induced by this waiver (among other things) to enter into the transactions evidenced by this Lease and the other Lease Documents and further acknowledges that the Lessee (A) has read the provisions of this Lease, and in particular, the paragraph containing this waiver, (B) has consulted legal counsel, (C) understands the rights that it is granting in this Lease and the rights that it waiving in this


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

paragraph in particular and (D) makes the waivers set forth herein knowingly, voluntarily and intentionally.

         24.9 SUCCESSORS AND ASSIGNS. This Lease and the other Lease Documents shall be binding and inure to the benefit of (A) upon the Lessee and the Lessee's legal representatives and permitted successors and assigns and (B) the Lessor and any other Person who may now or hereafter hold the interest of the Lessor under this Lease and their respective successors and assigns. Notwithstanding the foregoing, except as may be permitted pursuant to Article 19, the Lessee shall not assign any of its rights or obligations hereunder or under any of the other Lease Documents without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

         24.10 NO THIRD PARTY BENEFICIARIES. This Lease and the other Lease Documents are solely for the benefit of the Lessor, its successors, assigns and participants (if any), the Meditrust Entities, the Indemnified Parties, the Lessee, the Guarantor, the other members of the Leasing Group and their respective permitted successors and assigns, and, except as otherwise expressly set forth in any of the Lease Documents, nothing contained therein shall confer upon any Person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. All conditions to the obligations of the Lessor to advance or make available proceeds of insurance or Awards, or to release any deposits held for Impositions or insurance premiums are imposed solely and exclusively for the benefit of the Lessor, its successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms, and no other Person shall, under any circumstances, be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lessor at any time, if, in the Lessor's sole and absolute discretion, the Lessor deems it advisable or desirable to do so.

         24.11 GOVERNING LAW. This Lease shall be construed and the rights and obligations of the Lessor and the Lessee shall be determined in accordance with the laws of the State.

         The Lessee hereby consents to personal jurisdiction in the courts of the State and the United States District Court for the District in which the Leased Property is situated as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lessor's relationship of any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections the Lessee may have as to venue in any of such courts.

         24.12 GENERAL. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, the Lessee or the Lessor arising prior to any date of termination of this Lease or any of the other Lease Documents shall survive such termination.


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

         If any provision of this Lease or any of the other Lease Documents or any application thereof shall be invalid or unenforceable, the remainder of this Lease or the other applicable Lease Document, as the case may be, and any other application of such term or provision shall not be affected thereby. Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of any of this Lease is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

         If any late charges provided for in any provision of this Lease or any of the other Lease Documents are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

         The Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as to all of the foregoing as expressly provided for herein.

         24.13 INTENTION OF PARTIES. The Lessor and the Lessee acknowledge and agree that this Lease is intended to be a lease of the Leased Property and is in no way intended to be a mortgage encumbering the Leased Property.

         24.14 APPRAISAL.

                 24.14.1 DESIGNATION OF APPRAISERS. In the event that it becomes necessary to determine the Fair Market Value of the Leased Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within ten
         (10) days after receipt of any such notice, the Lessor (or the Lessee, as the case may be) shall by notice to the Lessee (or the Lessor, as the case may be) appoint a second Person as appraiser on its behalf.

                 24.14.2 APPRAISAL PROCESS. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto), shall, within forty-five (45) days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value of the Leased Property as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within fifty (50) days after the making of the Lessee's or the Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten per cent (10%) of the


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

         lesser of such amounts, then the Fair Market Value of the Leased Property shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two appraisers shall have twenty (20) days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within twenty
         (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such appraiser shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of Fair Market Value of the Leased Property, whichever is earlier, either the Lessor or the Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers, by the American Arbitration Association or by such court shall be instructed to determine the Fair Market Value of the Leased Property within thirty (30) days after appointment of such Appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon the Lessor and the Lessee as the Fair Market Value of the Leased Property.

                 24.14.3 SPECIFIC ENFORCEMENT AND COSTS. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. The Lessor and the Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

WITNESSES:                          LESSEE:

                                    ALS LEASING, INC., a Delaware
                                    corporation [NC ONLY: , IN NORTH
                                    CAROLINA D/B/A ALS LEASING (DELAWARE),
                                    INC.]

                                    By:
--------------------------             -----------------------------------
Name:                                  David M. Boitano, Vice President


--------------------------
Name:

WITNESSES:                          LESSOR:

                                    MEDITRUST ACQUISITION
                                    CORPORATION III, a Delaware
                                    corporation

                                    By:
--------------------------             -----------------------------------
Name:                                  Name:
                                       Title:


--------------------------
Name:


--------------------------
Name:


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



                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

1. All matters pertaining to the Leased Property and enumerated on Schedule B (Part I and Part II) of the Lessor's Owner's Title Insurance Policy issued by Lawyers Title Insurance Corporation and effective as of the date hereof.

                                    EXHIBIT C

                              LIST OF SHAREHOLDERS

      1. Alternative Living Services, Inc. - sole shareholder of the Lessee

                                    EXHIBIT D

                      NATIONAL ACCOUNTS AND LOCAL DISCOUNTS

                                      None

                                    EXHIBIT E

                                OPEN COST REPORTS

                                      None

                                    EXHIBIT F

                                RATE LIMITATIONS

                                      None

                                    EXHIBIT G

                             FREE CARE REQUIREMENTS

                                      None

                                    EXHIBIT H

                                  CURRENT RATES

                                    EXHIBIT I

                         RENT COVERAGE RATIO CALCULATION

        See Exhibit D to Agreement Regarding Related Lease Transactions.

                                    EXHIBIT J

                            [INTENTIONALLY OMITTED]

                                  SCHEDULE 11.5

         1. Any assisted living facility (or other facility operated for any use included within the definition of the Primary Intended Use), center, unit or program (or any such activity or any related activity competitive therewith) which is in whole or in part, owned, operated, leased, managed or under construction by Lessee, Guarantor or any Affiliate thereof or which Lessee, Guarantor or any Affiliate thereof has a right to acquire within a two (2) year period, which is either in existence or under construction as of the end of the seventh (7th) Lease Year.